UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Amendment No. 1)
(Rule 14a-101)
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Astrotech Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
GENERAL INFORMATION
PROPOSAL 1 -- ELECTION OF DIRECTORS
INFORMATION ABOUT DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS
PROPOSAL 2 -- APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
Report of the Audit Committee
PROPOSAL 3 -- APPROVAL OF THE ASTROTECH CORPORATION 2011 STOCK INCENTIVE PLAN
DESCRIPTION OF THE 2011 ASTROTECH CORPORATION STOCK INCENTIVE PLAN
PROPOSAL 4 -- APPROVAL TO REINCORPORATE ASTROTECH FROM WASHINGTON STATE TO DELAWARE
ADDITIONAL INFORMATION
OTHER MATTERS
APPENDIX A

NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS

February 28, 2011

To the Shareholders of Astrotech Corporation:

You are cordially invited to attend the Annual Meeting of Shareholders for Astrotech Corporation (the “Company” or “Astrotech”) to be held at 401 Congress Ave, Suite 1650, Austin, TX 78701 on April 20, 2011, at 9:00 a.m. (Central time). Information about the meeting, the nominees for directors, and the proposals to be considered are presented in this Notice of Annual Meeting and the proxy statement on the following pages. At the meeting, you will be asked to consider and vote on the following matters:

(i)	to elect six directors to the Company’s Board of Directors;

(ii)	to ratify the appointment of Ernst & Young as independent auditors for the Company;

(iii)	to approve the Astrotech Corporation 2011 Stock Incentive Plan;

(iv)	to approve reincorporation from Washington state to Delaware; and

(v)	to transact any other business properly brought before the meeting.

The Board of Directors has approved these proposals and the Company urges you to vote in favor of these proposals and such other matters as may be submitted to you for a vote at the meeting. The Board of Directors has fixed the close of business on February 22, 2011 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting.

This proxy statement and accompanying proxy card are being mailed to our shareholders along with the Company’s Annual Report on Form 10-K. Voting can be completed by returning the proxy card, through the telephone at 1-866-390-5376 or online at www.proxypush.com/ASTC. Further detail can be found on the proxy card and in the “Voting of Proxies” section included below. Please refer to the Company’s Form 10-K filed on August 30, 2010, which has been incorporated herein by reference, for the Company’s officer and director compensation information, including the Company’s compensation discussion and analysis.

Important notice regarding the availability of proxy materials of the shareholder meeting to be held on April 20, 2011: the proxy statement and Form 10-K are available at www.proxydocs.com/ASTC.

Thank you for your assistance in voting your shares promptly.

By Order of the Board of Directors,

John M. Porter
Senior Vice President
Chief Financial Officer
and Secretary

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE
MEETING, PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY AND RETURN IT IN
THE ENCLOSED ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT
THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH
TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Astrotech Corporation, (the “Company” or “Astrotech”) a Washington corporation, of proxies to be voted at the Annual Meeting of Shareholders to be held on April 20, 2011 at 9:00 a.m. (Central time) at 401 Congress Ave, Suite 1650, Austin, Texas 78701 (the “Annual Meeting”). This proxy statement, the accompanying proxy card, and the 2010 Form 10-K are being distributed to shareholders on or about March 10, 2011.

At the meeting you will be asked to consider and vote on the following matters:

(i)	to elect six directors to the Company’s Board of Directors;

(ii)	to ratify the appointment of Ernst & Young as independent auditors for the Company;

(iii)	to approve the Astrotech Corporation 2011 Stock Incentive Plan;

(iv)	to approve reincorporation from Washington state to Delaware; and

(v)	to transact any other business properly brought before the meeting.

Internet Availability of Proxy Materials

In addition to mailing paper copies of the Company’s proxy statement and annual report on Form 10-K, Astrotech is making these materials available to its shareholders via the Internet. The proxy statement and annual report on Form 10-K are available free of charge for viewing or printing at www.proxydocs.com/ASTC.

Record Date and Voting Securities

The Board of Directors has fixed the close of business on February 22, 2011 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the record date, there were 19,346,138 outstanding shares of Astrotech’s common stock, no par value per share. Holders of common stock and restricted stock with voting rights, totaling 19,346,138 shares, are entitled to notice of the Annual Meeting and to one vote per share of common stock owned and restricted stock with voting rights granted as of the record date at the Annual Meeting. No shareholder shall be allowed to cumulate votes.

Proxies

The Board of Directors is soliciting a proxy in the form accompanying this proxy statement for use at the Annual Meeting and will not vote the proxy at any other meeting. Mr. Thomas B. Pickens III, is the person named as proxy on the proxy card accompanying this proxy statement, and is who the Board of Directors has selected to serve in such capacity. Mr. Pickens is Chairman of the Board of Directors and Chief Executive Officer.

Revocation of Proxies

Each shareholder giving a proxy has the power to revoke it at any time before the shares represented by that proxy are voted. Revocation of a proxy is effective when the Secretary of the Company receives either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a shareholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

Voting of Proxies

Because many Astrotech shareholders are unable to attend the Annual Meeting, the Board of Directors solicits proxies to give each shareholder an opportunity to vote on all matters scheduled to come before the meeting as set forth in this proxy statement. Shareholders are urged to read carefully the material in this proxy statement and vote through one of the following methods:

1.	Fully completing, signing, dating and timely mailing the proxy card;

2.	Calling 1-866-390-5376 and following the instructions provided on the phone line; or

3.	Accessing the internet voting site at www.proxypush.com/ASTC and following the instructions provided on the website.

Please keep your proxy card with you when voting via the telephone or internet. All proxies voted by internet or telephone must be submitted by 5:00 p.m. (Eastern Time) on April 19, 2011 in order to be counted. Each proxy card that is (a) properly executed, (b) timely received by the Company before or at the Annual Meeting, and (c) not properly revoked by the shareholder pursuant to the instructions above, will be voted in accordance with the directions specified on the proxy and otherwise in accordance with the judgment of the persons designated therein as proxies. If no choice is specified and the proxy is properly signed and returned, the shares will be voted by the Board appointed proxy in accordance with the recommendations of the Board of Directors.

Dissenter’s Rights of Appraisal

Under the Washington Business Corporation Act (the “RCW”), shareholders of the Company are or may be entitled to assert dissenter’s rights as a result of the proposed Reincorporation. Shareholders who oppose the Reincorporation are or may be entitled to assert the right to receive payment for the value of their shares as set forth in Chapter 23B.13 of the RCW. A copy of this section is attached hereto as Appendix A to this Proxy Statement. These provisions are very technical in nature and should be carefully reviewed by any shareholder wishing to assert such rights.

Shareholders of the Company are or may be entitled to assert appraisal rights under the RCW as a result of the proposed Reincorporation. Shareholders who oppose the Reincorporation (“Dissenting Shareholders”) are or may be entitled to assert the right to receive payment for the value of their shares as set forth in Chapter 23B.13 of the RCW (the “RCW Dissent Provisions”).

A copy of Chapter 23B.13 is attached as Appendix A to this Proxy Statement. These provisions are very technical in nature and should be carefully reviewed by any shareholder wishing to assert such rights. Dissenting Shareholders who hold certificated shares of Common Stock must send their share stock certificates to the Company at Astrotech Corporation, 401 Congress Ave., Suite 1650, Austin, Texas 78701 (Telephone: (512) 485-9530, Fax: (512) 485-9531), Attention: Thomas B. Pickens III, Chairman and CEO.

Dissenting Shareholders who hold uncertificated shares of Common Stock should fax (Fax: (512) 485-9531) the form attached hereto as Appendix F to this Proxy Statement to the Company and have the shares deposited in the Company’s brokerage account. Uncertificated shares will not be able to transfer their shares after the payment demand is received by the Company.

Attached as Appendix F to this Proxy Statement is the form for demanding payment and must be sent to the Company whether you hold certificated or uncertificated shares of Common Stock of the Company. The form must be received by the Company by 5:00 pm (Central Time) on April 19, 2011.

If the Company does not effect the proposed corporate action within sixty days after the date set for demanding payment and depositing share certificates, the Company shall return the deposited certificates and release any transfer restrictions imposed on uncertificated shares.

IF YOU FAIL TO COMPLY STRICTLY WITH THE PROCEDURES DESCRIBED ABOVE, YOU WILL LOSE YOUR APPRAISAL RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR APPRAISAL RIGHTS.

Vote Required for Quorum

The holders of at least a majority of all issued and outstanding shares of common stock entitled to vote at the Annual Meeting, whether present in person or represented by proxy, will constitute a quorum.

Vote Required for Director Elections

The election of the six directors requires the vote of a plurality of the shares of common stock represented at the meeting. Abstentions will have no effect on the election of directors since only votes “For” or “Against” a nominee will be counted.

Vote Required for Auditor Ratification and the 2011 Stock Plan

The vote of the majority of the outstanding shares of common stock, present (in person or by proxy) and entitled to vote at the meeting, is required to ratify the appointment of Ernst & Young as independent registered public accountants for the Company (Proposal 2) and to approve the 2011 Stock Incentive Plan (Proposal 3). Abstentions will be the equivalent of an “Against” vote for Proposals 2 and 3.

Vote Required for Delaware Reincorporation

The vote of sixty-six and two-thirds of the outstanding shares of common stock and entitled to vote is required to allow reincorporation of Astrotech from Washington state to Delaware. Abstentions will be the equivalent of an “Against” vote for Proposal 4.

Method of Tabulation and Broker Voting

One or more inspectors of election appointed for the meeting will tabulate the votes cast in person or by proxy at the Annual Meeting, and will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and for purposes of determining the approval of any matter submitted to the shareholders for a vote.

Many of the Company’s shares of common stock are held in “street name,” meaning that a depository, broker-dealer or other financial institution holds the shares in its name, but such shares are beneficially owned by another person. Generally, a street name holder must receive direction from the beneficial owner of the shares to vote on issues other than routine shareholder matters such as the ratification of auditors. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered present and entitled to vote at the Annual Meeting for such matter. For Proposal 1, only votes “For” or “Against” a nominee will be counted, so broker non-votes will have no effect on determinations of plurality for that proposal. Proposal 2 is considered a “routine” matter, so brokers will be able to vote uninstructed shares on that proposal. For Proposal 3, non-voted shares will not be considered present and entitled to vote and therefore will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which a majority is calculated. For Proposal 4, broker non-votes will have the same practical effect as votes against the proposal, because the vote of sixty-six and two-thirds of all outstanding shares of common stock is required for that proposal to pass.

Form 10-K

Shareholders may obtain, without charge, a copy of the Company’s 2010 Annual Report on Form 10-K for the fiscal year ended June 30, 2010 as filed with the Securities and Exchange Commission (“SEC”) on August 30, 2010. For copies, please contact Investor Relations at the address of the Company’s principal executive office: Astrotech Corporation, 401 Congress Ave, Suite 1650, Austin, Texas 78701. The Form 10-K is also available through the SEC’s website at www.sec.gov, through the Company’s website at www.astrotechcorp.com and at www.proxydocs.com/ASTC.

GOVERNANCE OF ASTROTECH

The Company’s business affairs are managed under the direction of our Board of Directors in accordance with the Washington Business Corporation Act and the Amended and Restated Articles of Incorporation and Bylaws of the Company. The role of the Board of Directors is to effectively govern the affairs of the Company for the benefit of the Company’s shareholders and other constituencies and to ensure that Astrotech’s activities are conducted in a responsible and ethical manner. The Board of Directors strives to ensure the success of the Company through the election and appointment of qualified management, which regularly keeps members of the Board of Directors informed regarding the Company’s business and industry. The Board of Directors is committed to the maintenance of sound corporate governance principles.

The Company operates under corporate governance principles and practices that are reflected in a set of written Corporate Governance Policies which are available on the Company’s website at www.astrotechcorp.com, “For Investors.” These include the following:

•	Code of Ethics and Business Conduct

•	Code of Ethics for Senior Financial Officers

•	Shareholder Communications with Directors Policy

•	Complaint and Reporting Procedures for Accounting and Auditing Matters

•	Audit Committee Charter

•	Compensation Committee Charter

•	Corporate Governance and Nominating Committee Charter

Code of Ethics and Business Conduct

The Company’s Code of Ethics and Business Conduct applies to all directors, officers, and employees of Astrotech. The key principles of this code include acting legally and ethically, speaking up, getting advice, and dealing fairly with the Company’s shareholders. The Code of Ethics and Business Conduct is available on the Company’s website at www.astrotechcorp.com and is available to the Company’s shareholders upon request. The Code of Ethics and Business Conduct meets the requirements for a “Code of Conduct” under NASDAQ rules.

Code of Ethics for Senior Financial Officers

The Company’s Code of Ethics for Senior Financial Officers applies to the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, and other designated senior financial professionals. The key principles of this Code include acting legally and ethically, promoting honest business conduct, and providing timely and meaningful financial disclosures to the Company’s shareholders. The Code of Ethics for Senior Financial Professionals is available on the Company’s website at www.astrotechcorp.com and is available to the Company’s shareholders upon request. The Code of Ethics for Senior Financial Professionals meets the requirements of a “Code of Ethics” under SEC rules.

Shareholder Communications with Directors Policy

The Company’s Shareholder Communications with Directors Policy provides a medium for shareholders to communicate with the Board of Directors. Under this policy, shareholders may communicate with the Board of Directors or specific Board members by sending a letter to Astrotech Corporation, Shareholder Communications with the Board of Directors, Attn: Secretary, 401 Congress Ave, Suite 1650, Austin, Texas 78701. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate director, or directors, for review.

Complaint and Reporting Procedures for Accounting and Auditing Matters

The Company’s Complaint and Reporting Procedures for Accounting and Auditing Matters provide for the (i) receipt, retention, and treatment of complaints, reports, and concerns regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission of complaints, reports, and concerns by employees regarding questionable accounting or auditing matters. Complaints may be made to a toll-free independent “Integrity Helpline” telephone number and to a dedicated e-mail address. Complaints received are logged by the Company’s external legal console, communicated to the Company’s Audit Committee, and investigated under the direction of the Company’s Audit Committee. In accordance with Section 806 of the Sarbanes-Oxley Act of 2002, these procedures prohibit the Company from taking adverse action against any person submitting a good faith complaint, report, or concern.

The Board of Directors Role in Risk Oversight

The Board of Directors strives to balance the risk and return ratio for all Astrotech stakeholders. In doing so, management maintains regular communication with the Board of Directors, both on a formal and informal basis. This includes conversations on the state of the business, the industry and the overall economic environment with Astrotech management during formal Board of Directors meetings, formal Committee meetings and in more frequent informal conversations. Additionally, the Board of Directors utilizes its Committees to consider specific topics which require further focus, skill sets and/or independence, such as the Audit Committee and the Compensation Committee.

Committees of the Board of Directors

During fiscal year 2010, the Board of Directors had three standing committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Each such committee currently consists of three persons and each member of the Audit, Compensation and Corporate Governance and Nominating Committees is required at the minimum to meet the independence requirements of the Nasdaq’s Listing Rules. Additionally, the Board of Directors created an Executive Committee in July 2009, which consists of five current Board members.

The Corporate Governance and Nominating Committee, the Audit Committee and the Compensation Committee have adopted a charter that governs its authority, responsibilities and operation. The Company periodically reviews, both internally and with the Board of Directors, the provisions of the Sarbanes-Oxley Act of 2002, and the rules of the SEC and NASDAQ regarding corporate governance policies, processes and listing standards. In conformity with the requirement of such rules and listing standards, we have adopted a written Audit Committee Charter, a Compensation Committee Charter, and a Corporate Governance and Nominating Committee Charter, each of which may be found on the Company’s web site at www.astrotechcorp.com under “For Investors” or by writing to Astrotech Corporation, 401 Congress Avenue, Suite 1650, Austin, Texas 78701, Attention “Investor Relations” and requesting copies.

The Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee was created by the Board of Directors. The Corporate Governance and Nominating Committee is comprised solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Corporate Governance and Nominating Committee and approved by the Board of Directors. The charter is available in the “For Investors” section of the Company’s web site at www.astrotechcorp.com. The primary purpose of the Corporate Governance and Nominating Committee is to provide oversight on the broad range of issues surrounding the composition and operation of the Board of Directors, including identifying individuals qualified to become Board of Directors members and recommending director nominees for the next Annual Meeting of Shareholders. As of the end of fiscal year 2010 the Corporate Governance and Nominating Committee consisted of Mr. Adams (Chairman), Ms. Manning and Mr. Oliva. During fiscal year 2010, the Corporate Governance and Nominating Committee met once.

Director Nomination Process

Astrotech’s six director nominees were approved by the Board of Directors in February 2011 after considering the recommendation of the Corporate Governance and Nominating Committee. The Company’s Articles of

Incorporation provide that, with respect to any vacancies or newly created directorships, the Board of Directors will nominate individuals who receive a majority vote of the then sitting directors.

Regarding nominations for directors, the Corporate Governance and Nominating Committee identifies nominees in various ways. The Corporate Governance and Nominating Committee considers the current directors that have expressed interest in, and that continue to satisfy, the criteria for serving on the Board of Directors. Other nominees may be proposed by current directors, members of management, or by shareholders. From time to time, the Corporate Governance and Nominating Committee may engage a professional firm to identify and evaluate potential director nominees. Regarding the skills of the director candidate, the Corporate Governance and Nominating Committee considers individuals with industry and professional experience that complements the Company’s goals and strategic direction. The Corporate Governance and Nominating Committee has established certain criteria it considers as guidelines in considering nominations for the Board of Directors. The criteria include:

•	the candidate’s independence;

•	the candidate’s depth of business experience;

•	the candidate’s availability to serve;

•	the candidate’s integrity and personal and professional ethics;

•	the diversity of experience and background relative to the Board of Directors as a whole; and

•	the need for specific expertise on the Board of Directors.

The above criteria are not exhaustive and the Corporate Governance and Nominating Committee may consider other qualifications and attributes which they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. In order to ensure that the Board of Directors consists of members with a variety of perspectives and skills, the Corporate Governance and Nominating Committee has not set any minimum qualifications and also considers candidates with appropriate non-business backgrounds. Other than ensuring that at least one member of the Board of Directors is a financial expert and a majority of the Board of Directors meet all applicable independence requirements, the Corporate Governance and Nominating Committee looks for how the candidate can adequately address his or her fiduciary requirement and contribute to building shareholder value. With regards to diversity, the Company does not have a formal policy for the consideration of diversity in Board of Director candidates, but Company practice has historically considered this in director nominees and the Company expects to continue to in future nomination and review processes.

Five of the six director nominees set forth in this Proxy Statement are current directors standing for re-election. Mr. Lance W. Lord resigned from the Board of Directors of Astrotech and as the Chief Executive Officer of Astrotech Space Operations in June 2010 and is not standing for re-election at the 2010 Annual Meeting. Daniel T. Russler, Jr. has been nominated to fill the vacancy created by Lance W. Lord’s resignation.

For purposes of the 2011 Annual Meeting, the Governance and Nominating Committee will consider any nominations received by the Secretary from a shareholder of record on or before December 23, 2011 (the 120th calendar day before the one-year anniversary date of the release of these proxy materials to shareholders). Any such nomination must be made in writing, must be accompanied by all nominee information that is required under the federal securities laws and must include the nominee’s written consent to be named in the Proxy Statement. The nominee must be willing to allow the Company to complete a background check. The nominating shareholder must submit their name and address, as well as that of the beneficial owner, if applicable, and the class and number of shares of Astrotech common stock that are owned beneficially and of record by such shareholder and such beneficial owner. Finally, the nominating shareholder must discuss the nominee’s qualifications to serve as a director.

The Audit Committee

The Audit Committee is composed solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Audit Committee and approved by the Board of Directors. The charter is available on the Company’s web site which is www.astrotechcorp.com. The Audit Committee is responsible for appointing and compensating a firm of independent registered public accountants to audit the Company’s financial statements, as well as oversight of the performance and review of the scope of the audit performed by the Company’s independent registered public accountants. The Audit Committee also reviews audit plans and procedures, changes in accounting policies, and the use of the independent registered public accountants for non-audit services. As of the end of fiscal year 2010, the Audit Committee consisted of Mr. Oliva (Chairman), Mr. Adams, and Ms. Manning. During fiscal year 2010, the Audit Committee met six times. The Board of Directors has determined that John A. Oliva and Mark Adams met the qualification guidelines as an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of Ernst & Young, the Company’s independent registered public accountants. Audit Committee policy requires the pre-approval of all audit and permissible non-audit services to be provided by independent registered public accountants in order to assure that the provision of such services does not impair the auditors’ independence. The policy, as amended, provides for the general pre-approval of specific types of services and gives detailed guidance to management as to the specific audit, audit-related, and tax services that are eligible for general pre-approval. For both audit and non-audit pre-approvals, the Audit Committee will consider whether such services are consistent with applicable law and SEC rules and regulations concerning auditor independence.

The policy delegates to the Chairman of the Audit Committee the authority to grant certain specific pre-approvals; provided, however, that the Chairman of the Audit Committee is required to report the granting of any pre-approvals to the Audit Committee at its next regularly scheduled meeting. The policy prohibits the Audit Committee from delegating to management the Audit Committee’s responsibility to pre-approve services performed by the independent registered public accountants.

Requests for pre-approval of services must be detailed as to the particular services proposed to be provided and are to be submitted by the CFO. Each request generally must include a detailed description of the type and scope of services, a proposed staffing plan, a budget of the proposed fees for such services, and a general timetable for the performance of such services.

The Report of the Audit Committee can be found in this proxy statement following the Proposal 2 description.

The Compensation Committee

The Compensation Committee is composed solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Compensation Committee and approved by the Board of Directors in May 2004, and amended in May 2005. The charter is available on the Company’s web site, which is www.astrotechcorp.com. The Compensation Committee is responsible for determining the compensation and benefits of all executive officers of the Company and establishing general policies relating to compensation and benefits of employees of the Company. The Compensation Committee also administers the Company’s 2008 Stock Incentive Plan, the 1994 Stock Incentive Plan, and the 1995 Directors’ Stock Option Plan in accordance with the terms and conditions set forth in those plans. As of the end of fiscal year 2010, the Compensation Committee consisted of Mr. Adams (Chairman), Mr. Readdy, and Mr. Oliva. During fiscal year 2010, the Compensation Committee met three times.

The report of the Compensation Committee is set forth in the Form 10-K filed with the SEC on August 30, 2010.

The Executive Committee

In July 2009, the Board of Directors created an Executive Committee comprised of current Astrotech Directors. The Executive Committee is responsible for facilitating general corporate decisions, including the review of strategic alternatives. The Executive Committee includes Mr. Pickens (Chairman), Mr. Oliva, Mr. Adams, Mr. Readdy and Ms. Manning. Following its formation in July 2009, the Executive Committee met twice.

Director Attendance at Annual Shareholders Meeting

The Board of Directors members are expected to attend the Annual Shareholders Meeting. All of the members of the Board of Directors who are standing for election attended last year’s Annual Meeting of Shareholders held on March 5, 2010.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who beneficially own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the SEC. Such directors, executive officers, and greater than 10% shareholders are required by SEC regulation to furnish to the Company copies of all Section 16(a) forms they file. Due dates for the reports are specified by those laws, and the Company is required to disclose in this document any failure in the past fiscal year to file by the required dates. Based solely on written representations of the Company’s directors and executive officers and on copies of the reports that they have filed with the SEC, the Company’s belief is that all of Astrotech’s directors and executive officers complied with all filing requirements applicable to them with respect to transactions in the Company’s equity securities during fiscal year 2010.

PROPOSAL 1 — ELECTION OF DIRECTORS

Upon the recommendation of the Corporate Governance and Nominating Committee, which is comprised entirely of independent directors, the Board of Directors has nominated Thomas B. Pickens III, Mark Adams, John A. Oliva, William F. Readdy, Sha-Chelle Manning and Daniel T. Russler, Jr. to the Board of Directors to serve as directors until the 2011 Annual Meeting of Shareholders. Each nominee has agreed to serve if elected.

All members of the Board of Directors are expected to be elected at the Annual Meeting. All directors shall hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified, or their earlier removal or resignation from office. The Company’s articles of incorporation authorize the Board of Directors from time to time to determine the number of its members. Vacancies in unexpired terms and any additional director positions created by Board action may be filled by action of the existing Board of Directors at that time, and any director who is appointed in this fashion will serve until the next Annual Meeting of Shareholders and until a successor is duly elected and qualified, or their earlier removal or resignation from office.

The Board of Directors has determined that five of the six director nominees (indicated by asterisk in the following Table of “Information About Directors, Nominees and Executive Officers”) have no relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are “independent directors” as defined by Rule 5605(a)(2) of the NASDAQ’s Listing Rules.

Not less than annually, the Board of Directors undertakes the review and approval of all related-party transactions. Related-party transactions include transactions valued at greater than $120,000 between the Company and any of the Company’s executive officers, directors, nominees for director, holders of greater than 5% of Astrotech’s shares and any of such parties’ immediate family members. The purpose of this review is to ensure that such transactions, if any, were approved in accordance with our Code of Ethics and Business Conduct and for the purpose of determining whether any of such transactions impacted the independence of such directors. There were no such transactions in fiscal year 2010. The Board has affirmatively determined that none of the independent directors is an officer or employee of the Company or any of Astrotech’s subsidiaries and none of such persons have any relationships which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Ownership of a significant amount of our stock, by itself, does not constitute a material relationship.

The Board of Directors held twelve meetings during fiscal year ended June 30, 2010 and all directors attended at least 75% of the meetings of the Board of Directors and of the various committees on which they served during such period. The members of each committee and the chair of each committee are appointed annually by the Board of Directors.

Information about the number of shares of common stock beneficially owned by each director appears later in this proxy statement under the heading “Security Ownership of Directors, Executive Officers and Principal Shareholders.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES:

Thomas B. Pickens III	Sha-Chelle Manning
William F. Readdy	Mark Adams
John A. Oliva	Daniel T. Russler, Jr.

INFORMATION ABOUT DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

The following table shows information as of January 1, 2011 regarding members of and nominees for the Company’s Board of Directors:

Current & Nominee		Age as of	Director
Directors	Principal Occupation	January 1, 2011	Since

Thomas B. Pickens III	Chairman and Chief Executive Officer of Astrotech Corporation	53	2004

Mark Adams*	Founder, President and CEO, Advocate MD Financial Group, Inc.	50	2007

John A. Oliva*	Managing Principal, Capital City Advisors, Inc.	54	2008

William F. Readdy*	Founder, Discovery Partners, International LLC	58	2008

Sha-Chelle Manning*	Managing Director, Nanoholdings LLC	43	2009

Daniel T. Russler, Jr.	Principal, Family Asset Management LLC	47	(1)

*	Indicates an “independent director”

(1)	Current nominee for election at the 2010 Annual Meeting

Current Directors Nominated for Re-election

Thomas B. Pickens III

Mr. Pickens was named Astrotech’s Chief Executive Officer in January 2007 and Chairman in February 2008. In 1985, Mr. Pickens founded T.B. Pickens & Co., a company that provides consulting services to corporations, public institutions, and start-up organizations. Additionally, Mr. Pickens is the Managing Partner and Founder of Tactic Advisors, Inc., a company specializing in corporate turnarounds on behalf of creditors and investors that have aggregated to over $20 billion in value. Since 1985, Mr. Pickens has served as President of T.B. Pickens & Co. From 1991 to 2002, Mr. Pickens was the Founder and Chairman of U.S. Utilities, Inc., a company which operated 114 water and sewer utilities on behalf of various companies affiliated with Mr. Pickens. From 1995 to 1999, Mr. Pickens directed over 20 direct investments in various venture capital investments and was Founder and Chairman of the Code Corporation. From 1988 to 1993, Mr. Pickens was the Chairman of Catalyst Energy Corporation and was Chairman of United Thermal Corporation (NYSE). Mr. Pickens was also the President of Golden Bear Corporation, Slate Creek Corporation, Eury Dam Corporation, Century Power Corporation, and Vidilia Hydroelectric Corporation. From 1982 to 1988, Mr. Pickens founded Beta Computer Systems, Inc., and Sumpter Partners, and was the General Partner of Grace Pickens Acquisition L.P.

Mr. Pickens has served as a director since 2004 and became CEO in 2007. He brings a historical understanding of Astrotech and serves a key leadership role on the Board of Directors, providing the Board of Directors with in-depth knowledge on Astrotech’s and the industry’s challenges and opportunities. Mr. Pickens was intimately involved with the transformation of the Company from the legacy SPACEHAB business to the current core business of Astrotech Space Operations, including the conversion of over $50 million in debt to equity positions. Currently, Mr. Pickens communicates management’s perspectives on company strategy, operations and financial results to the Board of Directors. Mr. Pickens’ has extensive senior management experience, as well as experience as a member of multiple corporate boards. Mr. Pickens also serves as Chairman of the Executive Committee.

Mr. Pickens previously served on the Board of Directors of Advocate MD Financial Group until his resignation in November 2009. Mark Adams, who is a director of Astrotech and a member of its Compensation Committee, is the founder and CEO of that company.

Mark Adams

Mr. Adams founded Advocate, MD Financial Group, Inc., a leading Texas-based medical liability insurance holding company, in July 2003. Since July 2003, Mr. Adams has served as its Chairman, President, and Chief Executive Officer. He is also a founding partner in several other companies including the Endowment Development Group, a Houston-based life insurance company specializing in placing large multimillion dollar life insurance policies throughout the U.S. market. Mr. Adams founded Murphy Adams Restaurant Group in 2007 which owns and operates Mama Fu’s Asian House restaurants throughout the southeast United States. In 2008, Mr. Adams founded Small Business United, LLC, a non-profit organization that supports small businesses. Also in 2008, Mr. Adams co-founded ETMG (Employer’s Trust Management Group), LLC. Additionally in 2008, Mr. Adams founded Sozo Global, LLC, a rapidly expanding, international network marketing functional beverage and nutritional products company. Mr. Adams is the winner of the 2008 Prestigious Ernst and Young Entrepreneur of the Year Award for Central Texas. After his career with global public companies such as Xerox and Johnson & Johnson (1985-1988), beginning in 1988, Mr. Adams then spent the next 12 years at Bostik Adhesives where he served in senior management, sales and strategic business management roles for their worldwide markets in North America, Latin America, Asia, and Europe. In 1997, Mr. Adams then served as Global Sales Director for Bostik and General Manager of Bostik’s J.V. Company Nitta-Findley based in Osaka, Japan and later purchased a minority interest in Ward Adhesives, Inc. and served as General Manager, and Vice President of Sales and Marketing. Mr. Adams is also an advisory board member for the McCoy College of Business at Texas State University. Additionally, Mr. Adams has served as a director of Murphy Adams Restaurant Group, LLC, Ex-Pel, Inc., KLD Energy Technologies, Inc., Powerstations, LLC and Sundance, LLC. He has also served as chief executive officer of ETMG (Employers Test Management Group), LLC, Sozo Global, LLC, Viva Chocolate, LLC.

Mr. Adams brings to our Board a wide range of experience in business, with a particular focus on entrepreneurism. He has brought his diversity of thought to the Board of Directors since 2007, which positions him as the longest tenured director other than Mr. Pickens. As stated above, Mr. Adams serves as a director for several public and private companies, including Astrotech, providing the Board with expertise in management and corporate governance. Mr. Adams serves as the Chairman of the Corporate Governance and Nominating Committee and the Compensation Committee and serves on the Audit Committee and Executive Committee. The Board of Directors has determined that Mr. Adams met the qualification guidelines as an “audit committee financial expert” as defined by the SEC rules.

John A. Oliva

John A. Oliva has 30 years of experience in the private equity, investment banking, capital markets, branch management, and asset management sectors. Since 2002, Mr. Oliva has been the Managing Principal of Southeastern Capital Partners BD Inc., a FINRA registered broker/dealer and independent investment banking and advisory firm. Since 2002, Southeast Capital Partners has provided financial advisory services, including mergers/acquisitions, underwriting and raising expansion capital to select mid-tier companies. In addition, Mr. Oliva is the Managing Partner of Capital City Advisors Inc., which provides private merchant banking services to clients in Europe and Asia.

Mr. Oliva various FINRA licenses including the Managing Principal and Financial Principal licenses. Prior to the formation of CCA and Southeastern Capital Partners, Mr. Oliva worked for Morgan Stanley & Co and served as an advisor to their Private Wealth Management group, developing, reviewing and implementing solutions for the firms’ investment banking clients, he was also a group manager. Mr. Oliva was nationally recognized for achievements at Morgan Stanley & Co and Shearson/Lehman Brothers in the asset management and investment banking sector. Mr. Oliva performed similar roles at Interstate/Johnson Lane and The Robinson Humphrey Company. Mr. Oliva also worked on the floor of the New York Stock Exchange.

Mr. Oliva has served on the Board of Directors since 2008 and provides expert advice to the Board of Directors on financial issues. Mr. Oliva plays a crucial role in risk management, providing advice and direction to management on a number of issues ranging from SEC filings, debt transactions and auditor independence. The Board of Directors has determined that Mr. Oliva met the qualification guidelines as an “audit committee financial expert” as defined by the SEC rules. Mr. Oliva is Chairman of the Audit Committee and serves on the Compensation Committee and the Governance and Nominating Committee.

William F. Readdy

From 1974 to 2005, Mr. Readdy served the United States as a naval aviator, pilot astronaut, military officer, and civil service executive. Retiring from the National Aeronautics and Space Administration (“NASA”) in September 2005, Mr. Readdy established Discovery Partners International LLC, a consulting firm providing strategic thinking and planning, risk management, safety and emerging technology solutions and decision support to aerospace and high-technology industries. Since its formation, Mr. Readdy has served as Managing Partner.

In addition, Mr. Readdy currently serves on the board of directors of American Pacific Corporation, a company that manufactures active pharmaceutical ingredients and registered intermediates, energetic products used primarily in space flight and defense systems, clean fire- extinguishing agents and water treatment equipment. Mr. Readdy is also chairman of GeoMetWatch, Inc., a startup company offering commercial satellite weather products.

In the late 1970s and early 1980s he served as a naval test pilot. Mr. Readdy joined NASA in 1986 and in 1987 became a member of the astronaut corps, but continued his military service in the Naval Reserve, attaining the rank of captain in 2000. Mr. Readdy logged more than 672 hours in space on three shuttle missions. In 1996 he commanded the space shuttle “Atlantis” on a docking mission to the Russian “Mir” space station.

In 2001, Mr. Readdy was appointed NASA’s Associate Administrator for Space Operations responsible for NASA’s major programs, several field centers and an annual budget approaching $7 billion. Following the loss of space shuttle “Columbia” in February 2003, Mr. Readdy chaired NASA’s Space Flight Leadership Council, and oversaw the agency’s recovery from the accident and the shuttle’s successful return to flight in July 2005. Mr. Readdy was honored as a Presidential Meritorious Rank Executive in 2003 and in 2005 was awarded NASA’s highest honor, the Distinguished Service Medal for the second time. In addition to the Distinguished Flying Cross he is the recipient of numerous national and international aviation and space awards, and has been recognized for his contributions to aerospace safety.

Mr. Readdy brings to the Company tremendous background and experience with NASA, the U.S. Department of Defense and with the aerospace industry in general, which are primary focuses of the Company. He also brings to the Company an extensive knowledge of public policy, program management and contracting matters involving military, civil and commercial space programs.

Sha-Chelle Manning

Sha-Chelle Manning is a founding partner of Manti Technologies, a privately held advanced technology investment group.

From September 1, 2008 to April 30, 2010, Sha-Chelle Manning has been Managing Director for Nanoholdings LLC, a company that commercializes scientific breakthroughs in nanotechnology. From January 2007 to December 31, 2008, Ms. Manning was Vice President at Authentix, a Carlyle company that is the leader in authentication solutions for Fortune 500 companies and governments around the world for brand protection, excise tax recovery, and authentication of security documents and pharmaceutical drugs. From September 2005 to April 2007, Ms. Manning was a consultant to the Office of the Governor of Texas, Rick Perry, where she led the development of the Texas nanotechnology strategic plan.

Prior to these assignments, Ms. Manning was Director of Alliances at Zyvex Corporation from August 2002 to September 2005, where she was responsible for the commercialization of nanotechnology products introduced and sold into the marketplace in partnership with key government agencies and industry. Ms. Manning also served as Vice President for Winstar Communications New Media.

Ms. Manning brings to our Board a wide range of experience in management and executive strategic consulting positions for companies focusing on high-technology solutions or services. Additionally, her interaction with local, state and federal governments throughout her career provides significant experience with government affairs, particularly in the State of Texas. Ms. Manning serves on the Corporate Governance and Nominating Committee, the Audit Committee and the Executive Committee.

Current Nominee for Election as Director

Daniel T. Russler, Jr.

Daniel Russler has more than 20 years of capital markets, development, and entrepreneurial experiences, including an extensive background in sales and trading of a broad variety of equity, fixed income and private placement securities. Since 2003, Mr. Russler has been the Principal Partner of Family Asset Management, LLC, a multi-family office providing high net worth individuals and families with financial services. Mr. Russler has held portfolio and risk management positions at First Union Securities, Inc., J.C. Bradford & Co, William R. Hough & Co, New Japan Securities International and Bankers Trust Company. His background also includes experience in project and structured finance at U.S. Generating Company.

Mr. Russler received a master’s in business administration from the Owen Graduate School of Management at Vanderbilt University and a bachelor’s degree in english and political science from the University of North Carolina. He currently serves as the Senior Warden Emeritus at St. Philips Church and on its finance committee. Dan is also active in Charleston’s youth sports programs.

Mr. Russler is the newest proposed addition to the Board of Directors and has extensive knowledge of finance, entrepreneurship, investment allocation and capital raising matters that the Board of Directors feels will add value to the shareholders. If elected, Mr. Russler’s qualifications and background were deemed to meet the Company’s requirements of an independent director by the Board of Directors in February 2011.

Director Independence and Financial Experts

The Corporate Governance and Nominating Committee, the Audit Committee and the Compensation Committee charters require that each member meet: (1) all applicable criteria defining “independence” that may be prescribed from time to time under Nasdaq Listing Rule 5605(a)(2), Rule 10A-(3) under the Securities Exchange Act of 1934, and other related rules and listing standards, (2) the criteria for a “non-employee director” within the meaning of Rule 16b-3 promulgated by the SEC under the Securities Exchange Act of 1934, and (3) the criteria for an “outside director” within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code.

The Company’s Board of Directors also annually makes an affirmative determination that all such “independence” standards have been and continue to be met by the independent directors and members of each of the three committees, that each director qualifying as independent is neither an officer nor an employee of Astrotech or any of its subsidiaries nor an individual that has any relationship with Astrotech or any of its subsidiaries, or with management (either directly or as a partner, shareholder or officer of an entity that has such a relationship) which, in the Board of Director’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, a director is presumptively considered not independent if:

•	The director, at any time within the past three years, was employed by Astrotech or any of its subsidiaries;

•	The director or a family member received payments from Astrotech or any of its subsidiaries in excess of $120,000 during any period of twelve consecutive months within the preceding three years (other than for Board or Committee service, form investments in the Company’s securities or from certain other qualifying exceptions);

•	The director is, or has a family member who is a partner in, an executive officer or controlling shareholder of any entity to which Astrotech made to or received from payments for property or services in the current or in any of the prior three years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more (other than, with other minor exceptions, payments arising solely from investments in the Company’s securities);

•	The director is a family member of a person who is, or at any time during the three prior years was employed as an executive officer by Astrotech or any of its subsidiaries;

•	The director is, or has a family member who is employed as an executive officer of another entity where at any time within the prior three years any of Astrotech’s officers served on the compensation committee of the other entity; or

•	The director is, or has a family member who is a current partner of Astrotech Corporation’s independent auditing firm, or was a partner or employee of that firm who worked on the Company’s audit at any time during the prior three years.

The Board of Directors has determined each of the following directors and director nominees to be an “independent director” as such term is defined by Rule 5605(a)(2) of the NASDAQ Listing Rules: Mark Adams; John A. Oliva; William F. Readdy; Sha-Chelle Manning and Daniel T. Russler, Jr. The Board of Directors has also determined that each member of the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee during the past fiscal year and the proposed nominees for the upcoming fiscal year meets the independence requirements applicable to those Committees prescribed by NASDAQ and SEC rules.

Executive Officers and Key Employees of the Company who are Not Nominees

Set forth below is a summary of the background and business experience of the executive officers of the Company who are not nominees of the Board of Directors:

		Age as	With
		of Jan 1,	Company
Name	Position(s)	2011	Since
John M. Porter	Senior Vice President, Chief Financial Officer and Secretary	38	2008
Don M. White	Senior Vice President, GM of Astrotech Space Operations	47	2005

John M. Porter

Mr. Porter joined Astrotech in October 2008 and serves as the Company’s Senior Vice President, Chief Financial Officer and Secretary. He is responsible for overall strategic planning, corporate development and finance. His primary areas of focus are utilizing financial management to support the core spacecraft payload processing business while efficiently advancing the Company’s biotechnology initiatives in microgravity processing and commercializing advanced technologies that have been developed in and around the space industry.

Prior to joining the Company, Mr. Porter co-founded Arabella Securities, an investment banking firm that specialized in providing trading services and equity research on small-cap companies to institutional investors. He headed the Equity Research department, and published research on small companies in the Healthcare Technology sector. Arabella Securities subsequently merged with another broker/dealer in 2006 where Mr. Porter continued to lead the firm’s Healthcare investment banking practice. Mr. Porter previously served as Director of Business Development for Luminex Corporation (NASDAQ: LMNX), a leading developer of biological testing technologies for the Diagnostic and life sciences industries. While at Luminex, Mr. Porter was responsible for the development, negotiation and management of Luminex’s strategic partnership program. During his tenure at Luminex, over 40 new strategic licensing partnerships were formed with companies around the globe including Hitachi Software (Japan), Qiagen (Germany), Tepnel (UK), Invitrogen (formerly Biosource, US), Inverness Medical (US), Millipore Corporation (formerly Upstate Biotech, US), and many other world class companies. Mr. Porter performed additional duties including strategic planning, product development, marketing management, and investor relations. Mr. Porter also served in multiple capacities during the preparation, and execution of Luminex’s initial public offering (IPO) in March 2000, where the company successfully raised approximately $100M.

Mr. Porter has a Bachelor of Science in Chemistry from Hampden-Sydney College in Virginia. In addition, Mr. Porter earned a Master of Business Administration from the A.B. Freeman School of Business at Tulane University and holds a Master of Science in Physical Chemistry & Material Science from Tulane University in New Orleans.

Don M. White

Don M. White has been instrumental in leading Astrotech’s satellite processing operations since 2005. As Senior Vice President and General Manager of Astrotech Space Operations, Mr. White oversees a rigorous satellite payload processing schedule. He is also responsible for expanding business services, improving profitability, and managing current contracts. Additionally, Mr. White maintains ongoing negotiations with all customers, pledging that every mission contract process is streamlined with the utmost efficacy and safety.

Prior to joining the Astrotech team, Mr. White was employed at Lockheed Martin as their Payloads/Ordnance Chief Engineer. He was then promoted to Mission Support Manager, leading various aspects of the Atlas V Development Program. Mr. White’s extensive aerospace experience also includes providing leadership to the Titan and Shuttle External Tank programs while at Martin Marietta Corporation.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS

The following table sets forth as of February 15, 2011, certain information regarding the beneficial ownership of the Company’s outstanding common stock held by (i) each person known by the Company to be a beneficial owner of more than five percent of any outstanding class of the Company’s capital stock, (ii) each of the Company’s directors, (iii) the Company’s Chief Executive Officer and four most highly compensated executive officers at the end of the Company’s last completed fiscal year, and (iv) all directors and executive officers of the Company as a group. Unless otherwise described below, each of the persons listed in the table below has sole voting and investment power with respect to the shares indicated as beneficially owned by such party.

	Amount and Nature	Shares
Name and Address of Beneficial	of Beneficial	Subject to		Percentage of
Owners	Ownership #	Options ($)	Total($)	Class(1)

Certain Beneficial Owners
SMH Capital Advisors, Inc.(2)	2,600,745	—	2,600,745	13.4%
Bruce & Co., Inc.(3)	1,070,073	—	1,070,073	5.5%
Astrium GmbH(4)	1,099,245	—	1,099,245	5.7%

Non-Employee Directors:
Mark Adams(5)	685,000	25,500	708,500	3.7%
John A. Oliva(6)	170,000	22,500	192,500	1.0%
William F. Readdy(7)	150,000	22,500	172,500	*
Sha-Chelle Devlin Manning(8)	135,000	—	135,000	*

Named Executive Officers:
Thomas B. Pickens III(9)	1,950,000	2,000	1,952,000	10.1%
John M. Porter(10)	300,000	100,000	400,000	2.1%
Don M. White(11)	85,900	26,200	112,100	*

All Directors and Named Executive Officers as a Group (7 persons)	3,667,000	358,200	4,025,200	21.1%

*	Indicates beneficial ownership of less than 1% of the outstanding shares of common stock.

#	Includes unvested restricted stock grants.

(1)	Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the number and percentage owned by any other person listed. As of February 15, 2011, we had 19,337,388 shares of common stock outstanding.

(2)	Held by SMH Capital Advisors, Inc. in discretionary accounts for the benefit of its clients. This holder’s address is 4800 Overton Plaza, Suite 300, Ft. Worth, Texas 76109. Includes information from Form 13D filed by SMH Capital Advisors, Inc. on February 1, 2010.

(3)	Bruce & Co., Inc., is the investment manager for Bruce Fund, Inc., a Maryland registered investment company with its principle business conducted at 20 North Wacker Dr., Suite 2414, Chicago, IL 60606.

(4)	Astrium GmbH’s address is Hünefeldstraße 1-5, Postfach 105909, D-28361 Bremen, Germany.

(5)	Includes 106,666 shares of unvested restricted stock.

(6)	Includes 96,666 shares of unvested restricted stock.

(7)	Includes 73,333 shares of unvested restricted stock.

(8)	Includes 73,333 shares of unvested restricted stock.

(9)	Includes 500,000 shares of unvested restricted stock. Also includes 1,000,000 shares of commons stock pledged as collateral in connection with a personal loan.

(10)	Includes 200,000 shares of unvested restricted stock. Also includes 100,000 shares of common stock pledged as collateral in connection with a personal loan.

(11)	Includes 50,000 shares of unvested restricted stock.

PROPOSAL 2 — APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

On November 18, 2010, the Astrotech Audit Committee engaged Ernst & Young, LLP as independent public accountant for the fiscal year ending June 30, 2011 and dismissed the prior auditor, PMB Helin Donovan, LLP. The dismissal of PMB Helin Donovan, LLP was not the result of disagreements with the Company. More information on this transition can be found on our SEC Form 8-K filed on November 22, 2010, including a letter from PMB Helin Donovan, LLP to the SEC stating that it concurs with the statements made by the Company with respect to PMB Helin Donovan, LLP in the above mentioned 8-K.

With regards to this proposal, the Board of Directors is requesting the shareholders to ratify the appointment of Ernst & Young, LLP as independent accountant for the fiscal year ending June 30, 2011. Ratification requires the affirmative vote of a majority of the shares of common stock present at the Annual Meeting in person or by proxy and entitled to vote on the matter.

Ratification Requirements and Governance

There is no requirement that the Company submit the appointment of independent registered public accountants to shareholders for ratification or for the appointed auditors to be terminated if the ratification fails, but Astrotech believes that it is sound corporate governance to submit the matter to shareholder vote. The Sarbanes-Oxley Act of 2002 states the Audit Committee is solely responsible for the appointment, compensation and oversight of the independent auditor. As such, the Audit Committee may consider the appointment of other independent registered public accountants if the shareholders choose not to ratify the appointment of Ernst & Young, LLP. Additionally, the Audit Committee may terminate the appointment of Ernst & Young, LLP as the Company’s independent registered public accountants without the approval of the shareholders whenever the Audit Committee deems such termination appropriate.

Independence

In making its recommendation to ratify the appointment of Ernst & Young, LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2011, the Audit Committee has considered whether the provision of non-audit services by Ernst & Young, LLP is compatible with maintaining the independence of Ernst & Young, LLP. During fiscal year 2010, Ernst & Young, LLP did not provide any non-audit services to Astrotech.

Annual Meeting Representation

Representatives of Ernst & Young, LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions from the shareholders present.

Audit Committee Pre-Approval Policy

It is the practice of the Audit Committee to pre-approve services, audit and non-audit, to be performed by the Company’s current and former auditors. The Audit Committee will consider the scope and reasoning of the potential engagement, the amount of fees to be earned and whether they consider the engagement to be a possible impairment to independence.

Audit Fees

The Company did not pay audit fees to Ernst & Young, LLP during 2010 or 2009. The aggregate fees billed for each of the last two fiscal years for professional services rendered by PMB Helin Donovan, LLP, the prior auditors, for the audit of the Company’s annual financials and review of financials contained in the Company’s quarterly reports were $169,000 for fiscal year ended June 30, 2010 and $161,000 for fiscal year ended June 30, 2009.

Audit-Related Fees

There were no audit-related fees billed by or to be billed by Ernst & Young, LLP or PMB Helin Donvan, LLP for fiscal years ended June 30, 2010 or 2009.

Tax Fees

Neither Ernst & Young, LLP nor PMB Helin Donovan, LLP provided tax related services to the Company during fiscal years 2010 and 2009.

All Other Fees

There were no other fees paid to Ernst & Young, LLP during fiscal years 2010 or 2009. The Company paid PMB Helin Donovan, LLP $9,000 for audit of the Astrotech 401k plan, $18,000 for completing additional auditing procedures during the review of strategic alternatives and $4,000 for transitional support during fiscal year 2010.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG, LLP AS INDEPENDENT REGISTERED PUBLIC
ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2011

Report of the Audit Committee

The Board of Directors has established an Audit Committee of independent directors which operates under a written charter adopted by the Board of Directors. The charter was amended and restated in May 2004. Astrotech’s management is responsible for establishing a system of internal controls and for preparing the Company’s consolidated financial statements in accordance with generally accepted accounting principles. Astrotech’s independent accountants are responsible for auditing the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and issuing their report based on that audit. Under the Audit Committee’s charter, the primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities as to (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements and the Company’s Code of Business Conduct and Ethics, (iii) the independent registered public accountants’ qualifications and independence, and (iv) the performance of the independent registered public accountants. The Audit Committee is also directly responsible for selecting and evaluating the independent registered public accountants; reviewing, with the independent registered public accountants, the plans and scope of the audit engagement; and reviewing with the independent registered public accountants their objectivity and independence.

The members of the Audit Committee are not professional accountants or auditors and, in performing their oversight role, rely without independent verification on the information and representations provided to them by management and Astrotech’s independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to certify that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principles generally accepted in the United States, or that Astrotech’s independent accountants are in fact “independent” for fiscal year 2010. The Board of Directors has determined that for fiscal year 2010, Mr. John A. Oliva and Mr. Mark Adams were audit committee financial experts and such persons are independent as defined under the federal securities laws.

In connection with the preparation of the audited financial statements included in Astrotech’s Annual Report on Form 10-K for the year ended June 30, 2010:

•	The Audit Committee reviewed and discussed the audited financial statements with the independent registered public accountants and management.

•	The Audit Committee discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended. In general, these auditing standards require the auditors to communicate to the Audit Committee certain matters that are incidental to the audit, such as any initiation of, or changes to, significant accounting policies, management judgments, accounting estimates, and audit adjustments; disagreements with management; and the auditors’ judgment about the quality of the Company’s accounting principles.

•	The Audit Committee received from the independent registered public accountants written disclosures and the letter regarding their independence required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and discussed with the auditors their independence. In general, Independence Standards Board Standard No. 1 requires the auditors to disclose to the Audit Committee any relationship between the auditors and its related entities and Astrotech that in the auditors’ professional judgment may reasonably be thought to bear on independence. The Audit Committee also considered whether the independent registered public accountants’ provision of non-audit services to Astrotech was compatible with maintaining their independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended June 30, 2010 be included in Astrotech’s Annual Report on Form 10-K filed with the SEC.

This report is submitted by the members of the Audit Committee of the Board of Directors:

John A. Oliva (Chairman)
Mark Adams
Sha-Chelle Manning

August 26, 2010

The foregoing Audit Committee Report shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

PROPOSAL 3 — APPROVAL OF THE ASTROTECH CORPORATION 2011 STOCK INCENTIVE PLAN

The Board of Directors, the Compensation Committee and Astrotech management believe that the use of stock based compensation aligns the long-term interests of management and shareholders by providing incentives to employees who foster the innovation and entrepreneurial spirit which drives our business strategy and our execution.

The 2011 Plan, and all other Company stock based compensation plans, are designed to increase shareholder value by compensating employees over the long term. The plans are used to promote long-term financial success and execution of our business strategy. It is the goal of the Company to attract and retain highly skilled leaders and technical employees, and the use of stock based compensation by the Board of Directors is a critical tool for attracting, motivating and retaining such key employees and directors. As such, the Board of Directors approved the Company’s 2011 Stock Incentive Plan (the “2011 Plan”) in February 2011. The shareholders are being asked to approve and ratify the adoption of the 2011 Plan, which would result in the following benefits for Astrotech:

•	Allow the Board of Directors to compensate employees with awards that do not require use of Company cash;

•	Attract, motivate and retain top talent to manage the Company; and

•	Allow the Company to continue to make awards which are deductible under Section 162(m) of the Internal Revenue Code.

Upon approval, the Compensation Committee will be given the right to award grants at any time following the plan effective date of April 20, 2011 without further approval from the shareholders, including the granting of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards payable in cash or common stock, and other incentive awards, some of which may require the satisfaction of performance-based criteria. The Board of Directors expects the 2011 Plan to be used over the next three to five years. The Company has not granted Astrotech stock based compensation to employees since November 2009.

The 2011 Plan is in addition to the Company’s existing stock option plans. See the Company’s For 10-K filed with the SEC on August 30, 2010 for additional information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ASTROTECH CORPORATION 2011 STOCK INCENTIVE PLAN

DESCRIPTION OF THE 2011 ASTROTECH CORPORATION STOCK INCENTIVE PLAN

This section summarizes the material terms of the 2011 Plan. For additional details regarding the 2011 Plan you should refer to the full text of the 2011 Plan, a copy of which is attached to this proxy statement as Appendix B. This summary is qualified in its entirety by reference to the 2011 Plan.

Administration. The 2011 Plan is administered by the Compensation Committee of the Board of Directors (“Committee”). Members of the Committee must qualify as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986 and as “non-employee directors” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Subject to the terms of the 2011 Plan, the Committee has the power to select the persons eligible to receive awards under the 2011 Plan, the type and amount of incentive awards to be awarded, and the terms and conditions of such awards. The Committee may delegate its authority under the 2011 Plan described in the preceding sentence to officers of the Company, but may not delegate its authority to grant awards under the 2011 Plan or take any action in contravention of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or the performance-based compensation exception under Section 162(m) of the Internal Revenue Code. The Committee also has the authority to interpret the 2011 Plan, and to establish, amend or waive rules necessary or appropriate for the administration of the 2011 Plan.

Eligibility. Any employee or consultant of the Company (or its subsidiary) or a director of the Company who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company, is eligible to participate in the 2011 Plan. In any calendar year, no covered employee described in Section 162(m) of the Internal Revenue Code may be granted (in the case of stock options and stock appreciation rights), or have vest (in the case of restricted stock or other stock-based awards), awards relating to more than 800,000 shares of common stock, and the maximum aggregate cash payout with respect to incentive awards paid in cash to such covered employees may not exceed $5,000,000. Astrotech has not granted stock based compensation to employees, directors or NEO’s since November 2009. As of the date of this proxy, no allocations of future awards have been made or considered by the Compensation Committee.

Shares Subject to the 2011 Plan. The maximum number of shares of the Company’s common stock, no par value, that may be delivered pursuant to awards granted under the 2011 Plan is 1,750,000 shares of common stock. Any shares subject to an award under the 2011 Plan that are forfeited or terminated, expire unexercised, lapse or are otherwise cancelled in a manner such that the shares of common stock covered by such award are not issued may again be used for awards under the 2011 Plan. A maximum of 875,000 shares of common stock may be issued upon exercise of incentive stock options. The maximum number of shares deliverable pursuant to awards granted under the 2011 Plan is subject to adjustment by the Committee in the event of certain dilutive changes in the number of outstanding shares. Under the 2011 Plan, the Company may issue authorized but unissued shares, treasury shares, or shares purchased by the Company on the open market or otherwise. In addition, the number of shares of common stock available for future awards is reduced by the net number of shares issued pursuant to an award.

Limited Transferability of Awards. Awards granted under the 2011 Plan may not be sold, transferred, pledged or assigned, except by will or the laws of descent and distribution or a qualified domestic relations order. However, the Committee may, in its discretion, authorize in the applicable award agreement the transfer, without consideration, of all or a portion of a nonstatutory stock option for the benefit of immediate family members.

Amendment of the 2011 Plan. The Board of Directors has the power and authority to terminate or amend the 2011 Plan at any time; provided, however, the Board may not, without the approval of shareholders:

•	other than as a result of a dilutive event, increase the maximum number of shares which may be issued under the 2011 Plan;

•	amend the requirements as to the class of employees eligible to receive common stock under the 2011 Plan;

•	extend the term of the 2011 Plan;

•	increase the maximum limits on awards to covered employees as set for compliance with Section 162(m) of the Internal Revenue Code; or

•	decrease the authority granted to the Committee under the 2011 Plan in contravention of Rule 16b-3 under the Securities Exchange Act of 1934.

In addition, to the extent that the Committee determines that the listing requirements of any national securities exchange or quotation system on which the Company’s common stock is then listed or quoted, or the Internal Revenue Code or regulations promulgated thereunder, require Shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages, the 2011 Plan will not be amended without approval of the Company’s Shareholders. No amendment to the 2011 Plan may adversely affect, in any material way, any rights of a holder of an outstanding award under the 2011 Plan without such holder’s consent.

Change in Control. Unless provided otherwise in the applicable award agreement, in the event of a change in control, all outstanding awards shall become 100% vested, free of all restrictions, immediately and fully exercisable, and deemed earned in full and payable as of the day immediately preceding the change in control. A “change in control” generally means the occurrence of any one or more of the following events:

•	The acquisition by any individual, entity or group of beneficial ownership of 50% or more of the Company’s common stock or combined voting power;

•	Individuals who constitute the Board of Directors of the Company as of the effective date of the 2011 Plan, or successors to such members approved by the then Board of Directors, cease for any reason to constitute at least a majority of the Board of Directors;

•	Approval by the Shareholders of the Company of a merger or the sale or other disposition of all or substantially all of the assets of the Company; or

•	The adoption of any plan or proposal for the liquidation or dissolution of the Company.

Award Agreements and Term. All awards under the 2011 Plan will be authorized by the Committee and evidenced by an award agreement setting forth the type of incentive being granted, the vesting schedule, and other terms and conditions of exercisability. No stock options may be exercisable for more than ten years from the date of grant, or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than ten percent of the Company’s common stock, five years from the date of grant. In no event may awards be granted after the expiration of ten years from the effective date of the 2011 Plan.

Stock Options. A grant of a stock option entitles a participant to purchase from the Company a specified number of shares of common stock at a specified price per share. In the discretion of the Committee, stock options may be granted as non-statutory stock options or incentive stock options, but incentive stock options may only be granted to employees. The exercise price of each stock option is set by the Committee, but all stock options granted under the 2011 Plan must have an exercise price that is equal to or greater than 100% of the market value as of the grant date of the shares covered by the option (except as described in this paragraph). The 2011 Plan does not allow “discounted” stock options. Thus, an individual would be able to profit from an option only if the fair market value of the Company’s common stock increases after the option is granted and vests. An exception may be made only for options that the Company grants to substitute for options held by employees of companies that the Company acquires, in which case the exercise price preserves the economic value of the employee’s cancelled stock option from his or her former employer.

An option cannot be exercised until it vests. The Committee establishes the vesting schedule at the time the option is granted. Vesting typically requires continued employment or service by the participant for a period of years. A vested option may be exercised only before it expires. In general, options expire ten years after grant date.

The aggregate fair market value of the common stock with respect to which incentive stock options become first exercisable by any participant during any calendar year cannot exceed $100,000. The purchase price per share of common stock which may be purchased under an incentive stock option must be at least equal to the fair market value of the Company’s common stock as of the grant date or, if the incentive stock option is granted to an employee who owns or is deemed to own more than 10% of the Company’s common stock, 110% of the fair market value of the common stock on the grant date.

The exercise price for shares of common stock acquired on exercise of a stock option must be made in full at the time of the exercise. Payment may be paid in cash, or, if approved by the Committee, delivery of shares of the Company’s common stock that have been held by the optionee with a fair market value equal to the exercise price of the stock option, the withholding of shares that would otherwise be issuable upon exercise, participation in a broker-assisted “cashless exercise” arrangement, or payment of any other form of consideration acceptable to the Committee.

Stock Appreciation Rights (SARs). SARs are awards that are subject to vesting and payment of an exercise price, which provide a participant the right to receive an amount of money equal to (1) the number of shares exercised, (2) times the amount by which the then-current value of the Company’s common stock exceeds the exercise price. The exercise price cannot be less than 100% of the fair market value of the common stock on the grant date. Thus, an individual would be able to profit from an SAR only if the fair market value of the Company’s common stock increases after the SAR is granted and vests. Each SAR is subject to a vesting schedule established by the Committee and expires under the same rules that apply to options.

Restricted Stock. A grant of restricted stock is an award of shares of the Company’s common stock subject to restrictions or limitations set forth in the 2011 Plan and in the related award agreement. The award agreement for restricted stock will specify the time period during which such award may be subject to forfeiture and any performance goals that must be met to remove any restrictions on such award. Except for limitations on transfer or other limitations set forth in the award agreement, holders of restricted stock have all of the rights of a Shareholder of the Company, including the right to vote the shares, and, if provided in the award agreement, the right to receive any dividends.

Other Awards. The Committee may grant to any participant other forms of awards payable in shares of the Company’s common stock or cash. The terms and conditions of such other form of award will be specified in the award agreement. Such awards may be granted for no cash consideration other than services already rendered, or for such other consideration as may be specified by the award agreement.

Performance-Based Awards. Awards may be granted under the 2011 Plan that are subject to the attainment of pre-established performance goals over a specified performance period. Performance-based awards may be payable in stock or cash. Performance criteria include (but are not limited to) such measurements as profits, cash flows, and operating efficiency goals. Performance shares (also referred to as “restricted stock units” or “stock awards”) and performance units result in a payment to the participant in shares or cash, as determined by the Committee, if the performance goals and/or other vesting criteria (for example, continued service with the Company) set by the Committee are satisfied. The award agreement for a performance-based award will specify the performance period, the performance goals to be achieved during the performance period, and the maximum or minimum settlement values. Performance shares and performance units that are settled in shares are very similar to awards of restricted stock, except that in the case of performance shares and performance units, any vested shares are not issued until the payment date specified in the award. In the case of an award of restricted stock, the shares are issued promptly after the grant date but are subject to a vesting schedule.

Termination of Employment, Death, Disability and Retirement. Unless otherwise provided in an award agreement, upon the termination of a participant’s employment the non-vested portions of all outstanding awards will terminate immediately. Subject to different provisions which may be specified in any particular award agreement, the period during which vested awards may be exercised following a termination of employment are described below. If a participant’s employment is terminated for any reason other than as a result of death, disability, retirement or for cause, the vested portion of such award is exercisable for the lesser of the expiration date set forth in the applicable award agreement or 90 days after the date of termination of employment. In the event of the termination of participant’s employment for cause, all vested awards immediately expire. Upon a participant’s retirement, any vested award will expire on the earlier of the expiration date set forth in the award agreement for such award or six months after the date of retirement (three months in the case of incentive stock options). Upon the death or disability of a participant, any vested award will expire on the earlier of the expiration date set forth in the award agreement or the one year anniversary date of the participant’s death or disability.

U.S. Federal Income Tax Consequences of 2011 Plan

The following is a general summary, as of the date of this proxy statement, of the United States federal income tax consequences associated with the grant of awards under the 2011 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances, thus the tax consequences for any particular individual may be different. Also, this information may not be applicable to any employees of foreign subsidiaries or to participants who are not residents of the United States.

Nonstatutory Stock Options and Stock Appreciation Rights (SARs). A participant receiving a nonstatutory stock option, or SAR that has been issued with an exercise price not less than the fair market value of the Company’s common stock on the grant date, will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises a nonstatutory stock option or SAR, the difference between the exercise price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company. When a participant disposes of shares acquired by the exercise of the option or SAR, any additional gain or loss will be a capital gain or loss.

Incentive Stock Options. Incentive stock options granted under the 2011 Plan are intended to meet the requirements of Section 422 of the Internal Revenue Code. A participant receiving a grant of incentive stock options will not recognize taxable income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises an incentive stock option while employed by the Company (or its subsidiary) or within the three-month (one year for disability) period after termination of employment, no ordinary income will be recognized by the participant at that time (and no deduction will be allowed to the Company) but the excess of the fair market value of the shares acquired by such exercise over the exercise price will be taken into account in determining the participant’s alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of until more than two years after the grant date and one year after the date of transfer of the shares to the participant (i.e., the statutory holding periods), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain, and the Company will not be entitled to any federal income tax deduction. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (i.e., a “Disqualifying Disposition”), the excess of the fair market value of such shares at the time of exercise over the exercise price (but not more than the gain on the disposition if it is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the Company will be entitled to a federal tax deduction in a like amount), and the balance of any gain will be capital gain. To the extent that the aggregate fair market value of stock (determined on the grant date) with respect to which incentive stock options become exercisable for the first time during any calendar year exceeds $100,000, such excess options will be treated as nonstatutory stock options.

Payment Using Shares. If a participant pays the exercise price of a nonstatutory or incentive stock option with previously-owned shares of the Company’s common stock, and the transaction is not a Disqualifying Disposition of an incentive stock option, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an incentive stock option is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a nonstatutory stock option is being exercised. The participant does not recognize income and the Company receives no deduction as a result of the tax-free portion of the exchange transaction.

Restricted Stock, Performance Units and Performance Shares. A recipient of restricted stock, performance units or performance shares will not have taxable income upon grant. Instead, he or she will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares. For restricted stock only, a recipient may instead elect to be taxed at the time of grant by making an election under Section 83(b) of the Internal Revenue Code. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the vesting date or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and deductible for federal income tax purposes by the Company. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss.

Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Internal Revenue Code denies a deduction to a publicly held corporation for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of a nonstatutory stock option or stock appreciation right, or the disqualifying disposition of stock purchased pursuant to an incentive stock option). One such exception applies to certain performance-based compensation as described in Section 162(m), provided that such compensation has been approved by Shareholders and certain other requirements are met. If approved by our Shareholders, we believe that the nonstatutory stock options and other performance-based awards granted under the 2011 Plan should qualify for the performance-based compensation exception to Section 162(m).

Section 409A. Section 409A of the Internal Revenue Code provides certain new requirements for non-qualified deferred compensation arrangements. These include new requirements with respect to an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions must be made on or after the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form of distribution after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.

Awards granted under the 2011 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

ERISA

The Company believes that the 2011 Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The 2011 Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

Awards Granted under the 2011 Plan

As of February 15, 2011, the Company estimates that approximately 75 officers, employees, consultants and directors were eligible to participate in the 2011 Plan. Because the Compensation Committee does not have the discretion to grant awards under the 2011 Plan, it is not possible as of the date of this proxy statement to determine future awards that will be received by executive officers, employees, consultants and directors under the 2011 Plan.

Securities Authorized for Issuance under Equity Compensation Plans

As of February 15, 2011, the Company had the following securities issuable pursuant to outstanding option award agreements, weighted-average option exercise price, and remaining shares reserved for future issuance under the Company’s existing Stock Incentive Plans:

			Number of securities
			remaining available for
			future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise	exercise price of	plans (excluding
	of outstanding options,	outstanding options,	securities reflected in
Plan Category	warrants and rights	warrants and rights	the first column)
Equity compensation plans approved by security holders	268,600	1.66	447,480
Equity compensation plans not approved by security holders	0	N/A	0
Total	268,600	1.66	447,480

PROPOSAL 4 — APPROVAL TO REINCORPORATE ASTROTECH FROM WASHINGTON STATE TO DELAWARE

The Board of Directors believes that the Company can improve its corporate governance and reduce administrative costs by reincorporating from Washington State to Delaware (the “Reincorporation”). The Board of Directors believes that shareholder approval of the Reincorporation provides the following advantages to Astrotech:

•	Does not impact our customers, our daily business operations or require relocation of offices

•	Delaware corporate law is highly developed and predictable

•	Access to the specialized courts for corporate law (Court of Chancery)

•	Enables recruitment of future board members and other leaders

•	Improves the ability to raise outside capital

•	Opportunity to reduce legal fees and administrative burden

No Impact on Operations or Business Locations

The process of Reincorporation will not impact daily operations, will not affect the commitment to our customers, will not result in Astrotech moving headquarters from Texas and will not require relocating the physical location of any of its offices due to solely to this reincorporation. The directors and officers of the Company immediately prior to the Reincorporation will serve as the directors and officers of Astrotech following the Reincorporation. This is a legal transaction designed to achieve the benefits highlighted above and described in further detail below.

Highly Developed and Predictable Corporate Law

Our Board of Directors believes Delaware has one of the most modern statutory corporation laws, which is revised regularly to meet changing legal and business needs of corporations. The Delaware legislature is responsive to developments in modern corporate law and Delaware has proven sensitive to changing needs of corporations and their shareholders. The Delaware Secretary of State is particularly flexible and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for most major U.S. corporations and the Delaware General Corporations Law (the “DGCL”) and administrative practices have become comparatively well-known and widely understood. As a result of these factors, it is anticipated that the DGCL will provide greater efficiency, predictability and flexibility in our legal affairs than is presently available under the Washington Business Corporation Act (the “RCW”).

Access to Specialized Courts

Delaware has a specialized Court of Chancery that hears corporate law cases. As the leading state of incorporation for both private and public companies, Delaware has developed a vast body of corporate law that helps to promote greater consistency and predictability in judicial rulings. In addition, Court of Chancery actions and appeals from Court of Chancery rulings proceed expeditiously. In contrast, Washington does not have a similar specialized court established to hear only corporate law cases. Rather, disputes involving questions of Washington corporate law are either heard by the Washington Superior Court, the general trial court in Washington that hears all types of cases, or, if federal jurisdiction exists, a federal district court.

Enable Recruitment of Future Board Members and Other Leaders

The Company is in competitive industries and competes for talented individuals to serve on our management team and on its Board of Directors. The Company believes that the better understood and comparatively stable corporate environment afforded by Delaware will enable us to compete more effectively with other public and private companies, many of which are incorporated in Delaware, in the recruitment, from time to time, of talented and experienced directors and officers.

Additionally, the parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under the RCW. The Board of Directors believes that reincorporation in Delaware will enhance Astrotech’s ability to recruit and retain directors and officers in the future, while providing appropriate protection for shareholders from possible abuses by directors and officers.

In this regard, it should be noted that directors’ personal liability is not, and cannot be, eliminated under the DGCL for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit.

Ability to Raise Capital

In the opinion of the Board of Directors, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. Based on publicly available data, over half of publicly-traded corporations in the United States and more than 63% of the Fortune 500 companies are incorporated in Delaware.

Opportunity to Reduce Legal Fees and Administrative Burden

As a smaller reporting company, Astrotech regularly looks for ways to reduce administrative burden and reduce costs. The Company expects the familiarity and proliferation of Delaware law to assist in the reduction of administrative burden. The Company also retains separate counsel in Washington state, which we expect to eliminate following the reincorporation.

Reincorporation Process

If the Company’s shareholders approve the Reincorporation, the Company will merge into a newly formed, wholly owned Delaware subsidiary of the Company, named Astrotech Corporation (“Newco”). The address and phone number of Newco’s principal office are the same as those of the Company. Prior to the Reincorporation merger, Newco will have no material assets or liabilities and will not have carried on any business. After the Reincorporation, the Company, will cease to exist, and Newco, the Company’s wholly owned subsidiary that the Company has established solely for the purpose of the merger and Reincorporation, will be the surviving corporation. Newco will succeed to all of the operations, own all of the assets and assume all of the obligations of the Company. All of the Company’s employee benefit plans will be continued by Newco following the Reincorporation.

A copy of the form of merger agreement approved by the Company’s Board of Directors and by Newco (the “Merger Agreement”) is attached as Appendix C. The Merger Agreement assumes shareholder approval of this Proposal 4.

When the merger becomes effective, each outstanding share of the Company’s common stock will be automatically converted into one share of the common stock of Newco. At the same time, each outstanding option, right or warrant to acquire shares of the Company’s common stock will be converted into an option, right or warrant to acquire an equal number of shares of Newco common stock under the same terms and conditions as the original options, rights or warrants. Furthermore, when the merger becomes effective, the surviving entity in the merger, Newco, will be governed by the Certificate of Incorporation of Newco (the “Delaware Charter”) attached as Appendix D and by the Bylaws of Newco (the “Delaware Bylaws”) attached as Appendix E. The surviving entity will be governed by the DGCL instead of the RCW. The Company’s current Articles of Incorporation (the “Washington Charter”) and Bylaws (the “Washington Bylaws”) will not be applicable to Newco upon completion of the Reincorporation.

Effect of Not Obtaining the Required Vote for Approval

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation merger will not be consummated and the Company will continue to be incorporated in Washington.

Comparison of Shareholder Rights Before and After the Reincorporation

Because of differences between the RCW and the DGCL, as well as differences between the Company’s charter and bylaws before and after the Reincorporation, the Reincorporation will effect some changes in the rights of the Company’s shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the Reincorporation, as a result of the differences among the RCW and the DGCL, the Washington Charter and the Delaware Charter, and the Washington Bylaws and the Delaware Bylaws.

The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences between the DGCL and the Delaware Charter and the Delaware Bylaws, on the one hand, and the RCW and the Washington Charter and Bylaws on the other hand. The summary below is qualified in its entirety by reference to the RCW, the Washington Charter, the Washington Bylaws, the DGCL, the Delaware Charter and the Delaware Bylaws.

Authorized Capital Stock

Delaware Provisions

Newco’s authorized capital stock will consist of 30,000,000 authorized shares of common stock, $0.01 par value, and 1,000,000 authorized shares of preferred stock, $0.01 par value. All of the shares of Newco common stock issued in connection with the Reincorporation will be validly issued, fully paid and non-assessable.

The holders of Newco common stock will be entitled to one vote for each share on all matters voted on by shareholders, including the election of directors. The holders of Newco common stock will not have any cumulative voting, conversion, redemption or preemptive rights. The holders of Newco common stock will be entitled to such dividends as may be declared from time to time by the Newco Board of Directors from funds available therefor, and upon liquidation will be entitled to receive pro rata all assets of Newco available for distribution to such holders.

Washington Provisions

The holders of the Company’s common stock are entitled to one vote for each share on all matters voted on by shareholders, including the election of directors. The Company’s authorized capital stock consists of (i) 75,000,000 authorized shares of common stock, no par value, and (ii) 2,500,000 authorized shares of preferred stock, no par value. The holders of the Company’s common stock do not have any cumulative voting, conversion, redemption or preemptive rights.

Number of Directors; Election; Removal; Filling Vacancies; Independent Directors

Delaware Provisions

The Delaware Charter and Delaware Bylaws will provide that the number of directors will be fixed from time to time by action of the Board of Directors. The Delaware Bylaws will provide that there shall be at least one director and no more than fifteen and that the number of directors may be increased or decreased at any time by a vote of a majority of the directors present at a meeting at which a quorum is present. Delaware law permits corporations to classify their board of directors so that less than all of the directors are elected each year to overlapping terms. The Delaware Charter will not provide for a classified board.

Each director will serve for a term ending on the date of the subsequent annual meeting following the annual meeting at which such director was elected.

Under the DGCL, stockholders may remove one or more directors with or without cause. The Delaware Charter provides that the stockholders may remove one or more directors with or without cause at a special meeting called for the purpose of removing the director, or at an annual meeting, upon the affirmative vote of the holders of a majority of the votes entitled to vote for the election of directors. The Delaware Bylaws provide that the stockholders may remove one or more directors with or without cause at a special meeting called for the purpose of removing the director, or at an annual meeting, upon the affirmative vote of the holders of a majority of the votes entitled to vote for the election of directors. A vacancy on the Board of Directors, whether created as a result of the removal of a director or resulting from an enlargement of the Board of Directors, may only be filled by the directors then in office.

Washington Provisions

The Washington Charter provides that the number of directors shall not be less than one nor more than fifteen. Under the Washington Charter, the specific number of directors must be set by a resolution of the Board of Directors. The directors are elected by the shareholders at the annual meeting and all directors hold office until their successors are elected and qualified, or until their earlier death, resignation or removal. The Washington Charter does not divide the Board of Directors into classes and each director will serve for a term ending on the date of the subsequent annual meeting following the annual meeting at which such director was elected.

The Washington Charter provides that the shareholders may remove one or more directors for cause at a special meeting called for the purpose of removing the director, or at an annual meeting, upon the affirmative vote of the holders of a majority of the votes entitled to vote for the election of directors. The Washington Bylaws provide that the shareholders may remove one or more directors with or without cause at a special meeting called for the purpose of removing the director, or at an annual meeting, upon the affirmative vote of the holders of a majority of the votes entitled to vote for the election of directors. A vacancy on the Board of Directors, whether created as a result of the removal of a director or resulting from an enlargement of the Board of Directors, may only be filled by the directors then in office.

Under the RCW, shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. A director may be removed by the shareholders only at a special meeting called for that purpose. If a vacancy occurs on the Board of Directors either the shareholders or the directors shall fill the vacancy.

Cumulative Voting for Directors

Delaware Provisions

Delaware law permits cumulative voting if provided in the certificate of incorporation. The Delaware Charter expressly prohibits cumulative voting.

Washington Provisions

Under Washington law, unless the articles of incorporation provide otherwise, shareholders are entitled to use cumulative voting in the election of directors. The Washington Charter expressly prohibits cumulative voting.

Business Combinations; Interested Transactions

Delaware Provisions

Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any “interested shareholder” for a three-year period following the date that such shareholder becomes an interested shareholder unless (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder, (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer), or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding voting stock which is not owned by the interested shareholder. Except as specified in Section 203 of the DGCL, an interested shareholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date, and (b) the affiliates and associates of any such person.

Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an “interested shareholder” to effect various business combinations with a corporation for a three-year period, although the corporation’s certificate of incorporation or shareholders may elect to exclude a corporation from the restrictions imposed thereunder. The Delaware Charter does not exclude Newco from the restrictions imposed under Section 203 of the DGCL. It is anticipated that the provisions of Section 203 of the DGCL may encourage companies interested in acquiring Newco to negotiate in advance with the Newco’s Board of Directors, since the shareholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the shareholder becoming an interested shareholder.

Washington Provisions

Section 23B.19.040 of the RCW provides that a Washington public company may not, for a period of five years following the date on which a shareholder becomes the beneficial owner of ten percent or more of the corporation’s outstanding shares, without the prior approval of the corporation’s board of directors of the transaction or of the acquisition by the shareholder resulting in the shareholder’s ownership of ten percent or more of the corporation’s outstanding shares, engage in (i) a merger, share exchange, or consolidation with such shareholder or an affiliate of such shareholder, (ii) a sale or other disposition to such shareholder of assets with a value equal to five percent or more of the aggregate market value of all the corporation’s assets, or having an aggregate value equal to five percent or more of the aggregate market value of all the outstanding shares of the corporation, or representing five percent or more of the earning power of the corporation, (iii) a termination, as a result of such shareholder’s acquisition of ten percent or more of the shares of the corporation, of five percent or more of the employees of the corporation employed in Washington whether at one time or over the five-year period following the date that the shareholder acquires ten percent of the corporation’s voting securities, (iv) an issuance, transfer or redemption by the corporation of shares, options or warrants to such shareholder, (v) a liquidation or dissolution proposed by or pursuant to an agreement with such shareholder, (vi) a reclassification of securities, including any share splits, share dividend or other distribution of shares in respect of stock, proposed by or pursuant to any agreement with such shareholder that has the effect of increasing the proportionate share of the outstanding shares of a class of shares owned by such shareholder, or (vii) a transaction with such shareholder in which the corporation makes any loans or advances to such shareholder or provides other financial assistance or tax credits or other tax advantages to such shareholder through the target corporation.

The Company is not aware of any specific effort by any party to assume control of the Company. Because the RCW includes provisions affecting acquisitions and business combinations, the possibility that Section 203 of the DGCL may impede the accomplishment of mergers with, or the assumption of control of, the Company is not among the principal reasons for the Reincorporation.

Limitation of Liability of Directors

Delaware Provisions

The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its shareholders for damages for certain breaches of the director’s fiduciary duty. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit.

The Delaware Charter provides that a director will not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, which concerns unlawful payments of dividends, stock purchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit. While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on a director’s breach of his or her duty of care.

Washington Provisions

The RCW permits a corporation to include in its articles of incorporation provisions that eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for conduct as a director, provided that such provisions may not eliminate or limit the liability of a director for acts or omissions that involve (i) intentional misconduct by the director or a knowing violation of law by a director, (ii) liability for unlawful distributions, or (iii) for any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled.

The Washington Charter provides that a director of the Company will not be liable to the corporation or its shareholders for monetary damages for any conduct as a director to the fullest extent permitted by the RCW. The Washington Charter also provides that a director of the Company shall have no personal liability to the Company or its shareholders for monetary damages for breach of conduct as a director; provided that a director will remain liable for acts or omissions that involve intentional misconduct by a director or a knowing violation of law by a director, for voting or assenting to an unlawful distribution, or for any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled. This provision does not affect the availability of equitable remedies such as an injunction or rescission based upon a director’s breach of his duty of care.

Indemnification of Officers and Directors

Both the RCW and the DGCL permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Both states’ laws provide that a corporation may advance expenses of defense (upon receipt of a written undertaking to reimburse the corporation if indemnification is not appropriate), and both states permit a corporation to purchase and maintain liability insurance for its directors and officers.

Delaware Provisions

The DGCL provides that indemnification may not be made for any matter as to which a person has been adjudged by a court of competent jurisdiction to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

The Delaware Bylaws provide that Newco shall indemnify each person whom it may indemnify to the extent permitted by the DGCL and that Newco may purchase and maintain insurance on behalf of any person who is or was serving as a director, officer, employee or agent of the company, or of another entity at the request of the company. The Delaware Charter provides that Newco shall indemnify its present and former directors and officers to the maximum extent permitted by the DGCL and that such indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise.

Washington Provisions

The RCW provides that a corporation may not indemnify a director in connection with a proceeding in which the director was adjudged liable to the corporation or in connection with any other proceeding charging improper personal benefit to the director in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.

The Washington Bylaws provide that to the full extent permitted by the RCW, the Company shall indemnify any person made or threatened to be made a party to any proceeding (whether brought by or in the right of the corporation or otherwise) by reason of the fact that he or she is or was a director or officer of the Company, or is or was serving at the request of the Company as a director or officer of another corporation, against judgments, penalties, fines, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding; and the Company may, at any time, approve indemnification of any other person which the Company has the power to indemnify under the RCW and that such indemnification shall not be exclusive of any other rights to which such person may be entitled as a matter of law or by contract or by vote of the Board of Directors or the shareholders. The Washington Charter provides that the Company may not provide indemnification in respect of any claim, issue or matter as to which such person shall have been finally adjudged to be liable for (i) negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper or (ii) violating any of the terms or provisions of Section 16 of the Securities Exchange Act of 1934, as amended, or any of the rules or regulations promulgated thereunder.

Special Meetings of Shareholders

Delaware Provisions

Under the DGCL, a special meeting of shareholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The Delaware Bylaws provide that a special meeting may be called at any time by (i) the Newco Chief Executive Officer, (ii) the Newco President, (iii) the Board of Directors, or (iv) by shareholders holding at least a majority of the outstanding shares of Newco.

Washington Provisions

Under the RCW, a corporation must hold a special meeting of shareholders upon request by the board of directors or by such persons authorized to do so by the articles of incorporation or bylaws. A corporation must also hold a special meeting of shareholders if the holders of at least ten percent of all votes entitled to be cast at a special meeting deliver to the corporation a demand for a special meeting. However, a corporation that is a public company may in its articles of incorporation limit or deny the right of shareholders to call a special meeting. A corporation other than a public company may require that shareholders who hold a greater amount than ten percent of the outstanding shares may call a special meeting of shareholders provided that the amount is not greater than twenty-five percent.

The Washington Charter provides that special meetings of shareholders may be called by the Board of Directors, the Chairman of the Board of Directors, or the president of the Company but not by any other person. The Washington Bylaws allow the holders of not less than one-tenth of all the outstanding shares of the corporation entitled to vote at the meeting to call a special meeting of the shareholders.

Amendment or Repeal of the Certificate of Incorporation

Delaware Provisions

Under the DGCL, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares, or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. The Delaware Charter provides that Newco reserves the right to amend, alter, change or repeal any provision contained in the Delaware Charter, in the manner prescribed by statute and in the charter, and that all rights conferred upon shareholders in the charter are granted subject to this reservation.

Washington Provisions

Under the RCW, the board of directors may amend the Company’s articles of incorporation without shareholder approval (i) to change any provisions with respect to the par value of any class of shares, (ii) to delete the names and addresses of the initial directors, (iii) to delete the name and address of the initial registered agent or registered officer, (iv) if the corporation has only one class of shares outstanding, solely to effect a forward or reverse stock split, or (v) to change the corporate name. Other amendments to the articles of incorporation must be approved, in the case of a public company, by a majority of the votes entitled to be cast on the proposed amendment. The Washington Charter provides that the Company reserves the right to amend or repeal any provision contained in the articles of incorporation in any manner permitted by the RCW.

Amendment to Bylaws

Delaware Provisions

Under the DGCL, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. The Delaware Charter and Delaware Bylaws provide that the Board of Directors and the shareholders will have the power to adopt, amend, alter or repeal the Delaware Bylaws.

Washington Provisions

The RCW provides that the board of directors may amend or repeal the corporation’s bylaws unless the articles of incorporation reserve this power exclusively to the shareholders or the shareholders, in amending or repealing a particular bylaw, provide expressly that the board of directors may not amend or repeal that bylaw. The shareholders may also amend or repeal the corporation’s bylaws, or adopt new bylaws, even though the bylaws may also be amended or repealed by the board of directors. The Washington Bylaws provide that the Board of Directors has the power to adopt, amend or repeal the bylaws of the Company, subject to the power of the shareholders to amend or repeal the bylaws, and that the shareholders also have the power to amend or repeal the bylaws and to adopt new bylaws.

Merger with Subsidiary

Delaware Provisions

The DGCL provides that a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without shareholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary.

Washington Provisions

The RCW provides that a parent corporation may merge a subsidiary into itself without shareholder approval if the parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary.

Committees of the Board of Directors

Delaware Provisions

The DGCL provides that the board of directors may delegate certain of its duties to one or more committees elected by a majority of the board of directors. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, to reduce earned or capital surplus, and to authorize the acquisition of the corporation’s own stock. Moreover, if the corporation’s certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock.

Washington Provisions

The RCW also provides that the board of directors may delegate certain of its duties to one or more committees elected by a majority of the board of directors. Under the RCW, each committee may exercise such powers of the board of directors specified by the board of directors; however, a committee may not (i) authorize or approve a distribution except in accordance with a general formula or method prescribed by the board of directors, (ii) approve or propose to shareholders any action that the RCW requires be approved by shareholders, (iii) fill vacancies on the board of directors or on any of its committees, (iv) amend the articles of incorporation, (v) adopt, amend or repeal bylaws, (vi) approve a plan of merger not requiring shareholder approval, or (vii) approve the issuance or sale of shares or determine the designation and relative rights, preferences and limitations of a class or series of shares.

Mergers, Acquisitions and Transactions with Controlling Shareholder

Delaware Provisions

Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation’s assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote. No vote of shareholders of a constituent corporation surviving a merger, however, is required (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the certificate of incorporation of the surviving corporation; (ii) each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger; and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed twenty (20%) of the shares outstanding immediately prior to the merger. The certificate of incorporation of Newco does not make any provision with respect to such mergers.

Washington Provisions

Under the RCW, a merger, share exchange, consolidation, sale of substantially all of a corporation’s assets other than in the regular course of business, or dissolution of a public corporation must be approved by the affirmative vote of a majority of directors when a quorum is present, and by two-thirds of all votes entitled to be cast by each voting group entitled to vote as a separate group, unless a higher or lower proportion is specified in the articles of incorporation.

The RCW also provides that certain mergers need not be approved by the shareholders of the surviving corporation if (i) the articles of incorporation will not change in the merger, except for specified permitted amendments; (ii) no change occurs in the number, designations, preferences, limitations and relative rights of shares held by those shareholders who were shareholders prior to the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the voting shares issuable as a result of the merger, will not exceed the authorized voting shares specified in the surviving corporation’s articles of incorporation immediately prior to the merger; and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed the authorized participating shares specified in the corporation’s articles of incorporation immediately prior to the merger.

Class Voting

Delaware Provisions

The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes.

Washington Provisions

Under the RCW, a corporation’s articles of incorporation may authorize one or more classes of shares that have special, conditional or limited voting rights, including the right to vote on certain matters as a group. Under the RCW, a corporation’s articles of incorporation may not limit the rights of holders of a class to vote as a group with respect to certain amendments to the articles of incorporation and certain mergers that adversely affect the rights of holders of that class.

Preemptive Rights

Delaware Provisions

Under Delaware law, a shareholder does not have preemptive rights unless such rights are specifically granted in the certificate of incorporation. The Delaware Charter states that shareholders do not have any preemptive rights.

Washington Provisions

Under Washington law, a shareholder has preemptive rights unless such rights are specifically denied in the articles of incorporation. The Washington Charter states that shareholders do not have any preemptive rights.

Transactions with Officers and Directors

Delaware Provisions

The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board of directors or a committee which authorizes the contract or transaction if (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the shareholders.

Washington Provisions

The RCW sets forth a safe harbor for transactions between a corporation and one or more of its directors. A conflicting interest transaction may not be enjoined, set aside or give rise to damages if (i) it is approved by a majority of the qualified directors on the board of directors or an authorized committee, but in either case no fewer than two qualified directors; (ii) it is approved by a majority of all qualified shares; or (iii) at the time of commitment, the transaction was fair to the corporation. For purposes of this provision, “qualified director” is one who does not have (a) a conflicting interest respecting the transaction; or (b) a familial, financial, professional or employment relationship with a non-qualified director which relationship would reasonably be expected to exert an influence on the qualified director’s judgment when voting on the transaction. “Qualified shares” are defined generally as shares other than those beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction.

Stock Redemptions and Repurchases

Delaware Provisions

Under the DGCL, a Delaware corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation.

Washington Provisions

A Washington corporation may acquire its own shares.

Proxies

Delaware Provisions

Under the DGCL, a proxy executed by a shareholder will remain valid for a period of three years unless the proxy provides for a longer period.

Washington Provisions

Under the RCW, a proxy executed by a shareholder will remain valid for eleven months unless a longer period is expressly provided in the appointment.

Consideration for Stock

Delaware Provisions

Under the DGCL, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.

Washington Provisions

Under the RCW, a corporation may issue its capital stock in return for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation.

Shareholders Rights to Examine Books and Records

Delaware Provisions

The DGCL provides that any shareholder of record may demand to examine the corporation’s books and records for any proper purpose. If management of the corporation refuses, the shareholder can compel release of the books by court order.

Washington Provisions

The RCW provides that upon five business days’ notice to the corporation a shareholder is entitled to inspect and copy, during regular business hours at the corporation’s principal office, the corporation’s articles of incorporation, bylaws, minutes of all shareholders’ meetings for the past three years, certain financial statements for the past three years, communications to shareholders within the past three years, list of the names and business addresses of the current directors and officers and the corporation’s most recent annual report delivered to the secretary of state. Upon five business days’ notice, so long as the shareholder’s demand is made in good faith and for a proper purpose, the shareholder describes with reasonable particularity the shareholder’s purpose and the records the shareholder desires to inspect, and the records are directly connected with the shareholder’s purpose, a shareholder may inspect and copy excerpts from minutes of any meeting of the board of directors or other records of actions of the board of directors, accounting records of the corporation and the record of shareholders.

Appraisal and Dissenters’ Rights

Under the DGCL and the RCW, shareholders have appraisal or dissenter’s rights, respectively, in the event of certain corporate actions such as a merger. These rights include the right to dissent from voting to approve such corporate action, and demand fair value for the shares of the dissenting shareholder. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a shareholders meeting, a shareholder who wishes to assert dissenters’ rights must (i) deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effected, and (ii) not vote his shares in favor of the proposed action. If fair value is unsettled, the DGCL and the RCW provide for the dissenter and the company to petition the Court of Chancery or a superior court of the county in Washington where a corporation’s principal office or registered office is located, respectively. Although appraisal or dissenter’s rights are substantially similar in Delaware and Washington, this discussion is qualified in its entirety by reference to the DGCL and the RCW, which provide more specific provisions and requirements for dissenting shareholders.

Dividends

Delaware Provisions

The DGCL provides that the corporation may pay dividends out of surplus, out of the corporation’s net profits for the preceding fiscal year, or both, provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock having a distribution preference.

Washington Provisions

The RCW provides that shares may be issued pro rata and without consideration to the corporation’s shareholders as a share dividend. The board of directors may authorize distributions to its shareholders provided that no distribution may be made if after giving it effect, the corporation would not be able to pay its liabilities as they become due in the usual course of business or the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Corporate Action Without a Shareholder Meeting

Delaware Provisions

The DGCL permits corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, the DGCL requires that prompt notice of the taking of such action be sent to those shareholders who have not consented in writing.

Washington Provisions

If the corporation is a public company, the RCW only permits action by shareholders without a meeting if the action is taken by all shareholders entitled to vote on the action.

Effective Time

If the Reincorporation is approved, the Reincorporation will become effective upon the filing of, or at the later date and time specified in (as applicable), each of the articles of merger to be filed with the Secretary of State of Washington in accordance with the RCW and the Certificate of Merger to be filed with the Secretary of State of Delaware in accordance with the DGCL. If the Reincorporation is approved, it is anticipated that the Board of Directors will cause the Reincorporation to be effected as promptly as reasonably possible following such approval. However, the Reincorporation may be delayed or terminated and abandoned by action of the Board of Directors at any time prior to the effective time, whether before or after the approval by the Company’s shareholders, if the Board of Directors determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be.

Effect on Common Stock

Assuming the proposal to effect the Reincorporation is approved, after the effective date of the Reincorporation, the common stock will have a new CUSIP number, which is a number used to identify a company’s equity securities, and stock certificates with the old CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described in “Effect on Registered Certificated Shares” below.

After the effective date of the Reincorporation, the Company will continue to be subject to periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. The common stock will continue to be reported on the NASDAQ Stock Market under the symbol “ASTC”. After the effective date of the Reincorporation, outstanding shares of common stock will remain fully paid and non-assessable. The Company will make all necessary filings with NASDAQ as required by SEC Rule 10b-17.

Effect of Not Obtaining the Required Vote for Approval

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Washington.

Effect on Registered Certificated Shares

Some of the Company’s registered shareholders hold all their shares in certificate form. If any of your shares are held in certificate form, you will receive a transmittal letter from the Company’s transfer agent, American Stock Transfer & Trust Company (the “Transfer Agent”), after the effective date of the Reincorporation. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your shares of the common stock (“Old Certificates”) to the Transfer Agent in exchange for certificates representing the appropriate number of whole shares of common stock of the Delaware-incorporated Company as a result of the Reincorporation (“New

Certificates”). No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the Transfer Agent. Consequently, you will need to surrender your Old Certificate(s) before you will be able to sell or transfer your stock.

Shareholders will then receive a New Certificate or certificates representing the number of whole shares of the Company’s common stock into which their shares of common stock have been converted as a result of the Reincorporation. Until surrendered, the Company will deem outstanding Old Certificates held by shareholders to be canceled and only to represent the number of whole shares of the Company’s common stock to which these shareholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for certificates evidencing shares of the Company’s common stock. If an Old Certificate has a restrictive legend on the back of the Old Certificate, a New Certificate evidencing shares of the Company’s common stock will be issued with the same restrictive legends, if any, that are on back of the Old Certificate(s). All expenses of the exchange will be borne by the Company.

Shareholders should not destroy any stock certificate(s). You should not send your old certificates to the Transfer Agent until you have received the letter of transmittal.

Accounting Treatment of the Reincorporation

If the proposal to approve the Reincorporation is approved at the Annual Meeting and the Reincorporation is effected, all previously reported per share amounts will be restated to reflect the effect of the Reincorporation as though it had occurred at the beginning of the earliest period presented in the consolidated financial statements. In addition, the amounts reported on the consolidated balance sheets as common stock and additional paid in capital will also be restated to reflect the Reincorporation.

Interested Parties

Except as described above with regard to potential benefits to be received by the officers and directors of the Company arising from the liability limitation and indemnification provisions under the DGCL, no director or executive officer of the Company has any interest, direct or indirect, in the Reincorporation other than any interest arising from the ownership of common stock.

U.S. Federal Income Tax Consequences of Reincorporation

The following description of federal income tax consequences is based on the Internal Revenue Code (the “Code”) and applicable treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. This discussion should not be considered tax or investment advice, and the tax consequences of the Reincorporation may not be the same for all shareholders. In particular, this discussion does not address the tax treatment of special classes of shareholders, such as banks, insurance companies, tax-exempt entities and foreign persons.

Shareholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

The Reincorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, the following U.S. federal income tax consequences will generally result:

•	No taxable income, gain, or loss will be recognized by the Company or the Company’s shareholders as a result of the exchange of shares of the Company’s common stock for shares of Newco common stock pursuant to the Reincorporation.

•	The aggregate tax basis of the Newco common stock received by each Company shareholder in the Reincorporation will be equal to the aggregate tax basis of the Company’s common stock surrendered in exchange therefore.

•	The holding period of the Newco common stock received by each Company shareholder in the Reincorporation will include the period for which such shareholder held the Company common stock surrendered in exchange therefor, provided that such Company common stock was held by such shareholder as a capital asset at the time of the Reincorporation.

The Company has not requested a ruling from the Internal Revenue Service (the “IRS”) or an opinion of counsel with respect to the federal income tax consequences of the Reincorporation under applicable tax laws. The Company believes that such a ruling and opinion are unnecessary and would add unneeded cost and delay because it knows of no reason why the IRS should challenge the described income tax consequences of the Reincorporation. However, a successful IRS challenge to the reorganization status of the Reincorporation would result in material adverse tax consequences to the Company, and in a shareholder recognizing gain or loss with respect to each share of Company common stock exchanged in the Reincorporation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR REINCORPORATING
ASTROTECH FROM WASHINGTON STATE TO DELAWARE

ADDITIONAL INFORMATION

Proxy Solicitation Expense

For the 2010 Annual Meeting, Astrotech has retained Morrow & Co., LLC 470 West Ave., Stamford, CT 0690, to assist in soliciting proxies. The Company has agreed to pay a fee of $15,000 plus out-of-pocket expenses for this service. In addition to solicitation by mail, directors, officers, and employees of the Company, without receiving any additional compensation, may solicit proxies personally or by telephone or facsimile. The Company has retained Mediant Communications to request brokerage houses, banks, and other custodians or nominees holding stock in their names for others to forward proxy materials to their customers or principals who are the beneficial owners of shares and will reimburse them for their expenses in doing so. The Company does not anticipate that the costs and expenses incurred in connection with this proxy solicitation will exceed those normally expended for a proxy solicitation for those matters to be voted on in the Annual Meeting.

Deadline for Submission of Shareholder Proposals for Next Year’s Annual Meeting

The proxy rules adopted by the SEC provide that certain shareholder proposals must be included in the Proxy Statement for the Company’s 2011 Annual Meeting. For a proposal to be considered for inclusion in the Company’s proxy materials for the Company’s 2011 Annual Meeting of Shareholders, it must be received in writing by the Company on or before December 23, 2011 at its principal office, 401 Congress Ave, Suite 1650, Austin, Texas, 78701, Attention: Secretary. If the Company receives notice of a shareholder’s intent to present a proposal at the Company’s 2011 Annual Meeting after December 23, 2011, the Company will have the right to exercise discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in the Company’s proxy materials. Shareholders who wish to submit a proposal at next year’s Annual Meeting must submit notice of the proposal, in writing, to the Company at the address set forth above. Notwithstanding the foregoing, in the event that the Company changes the 2011 Annual Meeting more than 30 days from the date of this year’s Annual Meeting, the Company will provide the deadline for submissions of shareholder proposals in an annual, quarterly or current report, so as to provide notice of such submission deadline to shareholders, which shall be a reasonable time before the Company begins to print and send its proxy materials.

Additionally, the Delaware Bylaws, if adopted, would establish advance notice requirements with regard to shareholder proposals. Generally, under the Delaware Bylaws, stockholders may submit proposals appropriate for stockholder action at the next Annual Meeting of Shareholders consistent with the rules and regulations of the SEC. For a proposal to be considered for inclusion in the Company’s proxy materials for the Company’s 2011 Annual Meeting of Shareholders, it must be received in writing by the Company on or before December 23, 2011 at its principal offices shown above.

The Delaware Bylaws will also establish advance notice requirements with regard to stockholder proposals not included in the Company’s proxy materials to be brought before an Annual Meeting of Shareholders. Generally, our corporate secretary must receive notice of any such proposal not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting of Shareholders (in case of the 2011 Annual Meeting of Shareholders, not before December 23, 2011 and not later than January 22, 2012) at our principal offices shown above. Such notice must include the information specified in Section 2.3 or 2.9, as the case may be, of the Delaware Bylaws.

Discretionary Voting of Proxies on Other Matters

The Board of Directors for the Company knows of no matters to be presented at the Annual Meeting other than those described in this Proxy Statement. In the event that other business properly comes before the meeting, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

Incorporation by Reference

The Company’s director and officer compensation information required pursuant to Item 8 of the SEC’s proxy rules is incorporated herein by reference to the Company’s Form 10-K filed with the SEC on August 30, 2010. The information that is incorporated by reference is available to the public over the Internet at the SEC’s web site at http://www.sec.gov.

OTHER MATTERS

We do not intend to bring any other matters before the Annual Meeting, nor are we aware of any other matters that are to be properly presented to the Annual Meeting by others. In the event that other matters do properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the Proxy to vote such Proxy in accordance with their best judgment on such matters.

The Company’s Annual Report on Form 10-K, including the Company’s audited financial statements for the year ended June 30, 2010 is being distributed to all shareholders of record as of the record date.

By Order of the Board of Directors,

John M. Porter
Senior Vice President and Chief Financial Officer
and Secretary

Austin, Texas

APPENDIX A

Washington Business Corporation Act
Chapter 23B.13 — Dissenters’ Rights

23B.13.010
Definitions.

As used in this chapter:

(1) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

(2) “Dissenter” means a shareholder who is entitled to dissent from corporate action under RCW 23B.13.020 and who exercises that right when and in the manner required by RCW 23B.13.200 through 23B.13.280.

(3) “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(4) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

(5) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

(6) “Beneficial shareholder” means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(7) “Shareholder” means the record shareholder or the beneficial shareholder.

[1989 c 165 § 140.]

23B.13.020
Right to dissent.

(1) A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder’s shares in the event of, any of the following corporate actions:

(a) A plan of merger, which has become effective, to which the corporation is a party (i) if shareholder approval was required for the merger by RCW 23B.11.030, 23B.11.080, or the articles of incorporation, and the shareholder was entitled to vote on the merger, or (ii) if the corporation was a subsidiary that has been merged with its parent under RCW 23B.11.040;

(b) A plan of share exchange, which has become effective, to which the corporation is a party as the corporation whose shares have been acquired, if the shareholder was entitled to vote on the plan;

(c) A sale or exchange, which has become effective, of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder was entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

(d) An amendment of the articles of incorporation, whether or not the shareholder was entitled to vote on the amendment, if the amendment effects a redemption or cancellation of all of the shareholder’s shares in exchange for cash or other consideration other than shares of the corporation; or

(e) Any corporate action approved pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

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(2) A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this chapter may not challenge the corporate action creating the shareholder’s entitlement unless the action fails to comply with the procedural requirements imposed by this title, RCW 25.10.831 through 25.10.886, the articles of incorporation, or the bylaws, or is fraudulent with respect to the shareholder or the corporation.

(3) The right of a dissenting shareholder to obtain payment of the fair value of the shareholder’s shares shall terminate upon the occurrence of any one of the following events:

(a) The proposed corporate action is abandoned or rescinded;

(b) A court having jurisdiction permanently enjoins or sets aside the corporate action; or

(c) The shareholder’s demand for payment is withdrawn with the written consent of the corporation.

[2009 c 189 § 41; 2009 c 188 § 1404; 2003 c 35 § 9; 1991 c 269 § 37; 1989 c 165 § 141.]

Notes:

Reviser’s note: This section was amended by 2009 c 188 § 1404 and by 2009 c 189 § 41, each without reference to the other. Both amendments are incorporated in the publication of this section under RCW 1.12.025(2). For rule of construction, see RCW 1.12.025(1). Effective date — 2009 c 188: See note following RCW 23B.11.080.

23B.13.030
Dissent by nominees and beneficial owners.

(1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the shareholder’s name only if the shareholder dissents with respect to all shares beneficially owned by any one person and delivers to the corporation a notice of the name and address of each person on whose behalf the shareholder asserts dissenters’ rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the dissenter dissents and the dissenter’s other shares were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters’ rights as to shares held on the beneficial shareholder’s behalf only if:

(a) The beneficial shareholder submits to the corporation the record shareholder’s consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights, which consent shall be set forth either (i) in a record or (ii) if the corporation has designated an address, location, or system to which the consent may be electronically transmitted and the consent is electronically transmitted to the designated address, location, or system, in an electronically transmitted record; and

(b) The beneficial shareholder does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote.

[2002 c 297 § 35; 1989 c 165 § 142.]

23B.13.200
Notice of dissenters’ rights.

(1) If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is submitted for approval by a vote at a shareholders’ meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters’ rights under this chapter and be accompanied by a copy of this chapter.

(2) If corporate action creating dissenters’ rights under RCW 23B.13.020 is submitted for approval without a vote of shareholders in accordance with RCW 23B.07.040, the shareholder consent described in RCW 23B.07.040(1)(b) and the notice described in RCW 23B.07.040(3)(a) must include a statement that shareholders are or may be entitled to assert dissenters’ rights under this chapter and be accompanied by a copy of this chapter.

[2009 c 189 § 42; 2002 c 297 § 36; 1989 c 165 § 143.]

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23B.13.210
Notice of intent to demand payment.

(1) If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert dissenters’ rights must (a) deliver to the corporation before the vote is taken notice of the shareholder’s intent to demand payment for the shareholder’s shares if the proposed corporate action is effected, and (b) not vote such shares in favor of the proposed corporate action.

(2) If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is submitted for approval without a vote of shareholders in accordance with RCW 23B.07.040, a shareholder who wishes to assert dissenters’ rights must not execute the consent or otherwise vote such shares in favor of the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to payment for the shareholder’s shares under this chapter.

[2009 c 189 § 43; 2002 c 297 § 37; 1989 c 165 § 144.]

23B.13.220
Dissenters’ rights — Notice.

(1) If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is approved at a shareholders’ meeting, the corporation shall within ten days after the effective date of the corporate action deliver to all shareholders who satisfied the requirements of RCW 23B.13.210(1) a notice in compliance with subsection (3) of this section.

(2) If proposed corporate action creating dissenters’ rights under RCW 23B.13.020 is approved without a vote of shareholders in accordance with RCW 23B.07.040, the notice delivered pursuant to RCW 23B.07.040(3)(b) to shareholders who satisfied the requirements of RCW 23B.13.210(2) shall comply with subsection (3) of this section.

(3) Any notice under subsection (1) or (2) of this section must:

(a) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

(b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters’ rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty nor more than sixty days after the date the notice in subsection (1) or (2) of this section is delivered; and

(e) Be accompanied by a copy of this chapter.

[2009 c 189 § 44; 2002 c 297 § 38; 1989 c 165 § 145.]

23B.13.230
Duty to demand payment.

(1) A shareholder sent a notice described in RCW 23B.13.220 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to *RCW 23B.13.220(2)(c), and deposit the shareholder’s certificates, all in accordance with the terms of the notice.

(2) The shareholder who demands payment and deposits the shareholder’s share certificates under subsection (1) of this section retains all other rights of a shareholder until the proposed corporate action is effected.

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(3) A shareholder who does not demand payment or deposit the shareholder’s share certificates where required, each by the date set in the notice, is not entitled to payment for the shareholder’s shares under this chapter.

[2002 c 297 § 39; 1989 c 165 § 146.]

Notes:

*Reviser’s note: RCW 23B.13.220 was amended by 2009 c 189 § 44, changing subsection (2)(c) to subsection (3)(c).

23B.13.240
Share restrictions.

(1) The corporation may restrict the transfer of uncertificated shares from the date the demand for payment under RCW 23B.13.230 is received until the proposed corporate action is effected or the restriction is released under RCW 23B.13.260.

(2) The person for whom dissenters’ rights are asserted as to uncertificated shares retains all other rights of a shareholder until the effective date of the proposed corporate action.

[2009 c 189 § 45; 1989 c 165 § 147.]

23B.13.250
Payment.

(1) Except as provided in RCW 23B.13.270, within thirty days of the later of the effective date of the proposed corporate action, or the date the payment demand is received, the corporation shall pay each dissenter who complied with RCW 23B.13.230 the amount the corporation estimates to be the fair value of the shareholder’s shares, plus accrued interest.

(2) The payment must be accompanied by:

(a) The corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any;

(b) An explanation of how the corporation estimated the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s right to demand payment under RCW 23B.13.280; and

(e) A copy of this chapter.

[1989 c 165 § 148.]

23B.13.260
Failure to take corporate action.

(1) If the corporation does not effect the proposed corporate action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release any transfer restrictions imposed on uncertificated shares.

(2) If after returning deposited certificates and releasing transfer restrictions, the corporation wishes to effect the proposed corporate action, it must send a new dissenters’ notice under RCW 23B.13.220 and repeat the payment demand procedure.

[2009 c 189 § 46; 1989 c 165 § 149.]

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23B.13.270
After-acquired shares.

(1) A corporation may elect to withhold payment required by RCW 23B.13.250 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters’ notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

(2) To the extent the corporation elects to withhold payment under subsection (1) of this section, after the effective date of the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter’s demand. The corporation shall send with its offer an explanation of how it estimated the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter’s right to demand payment under RCW 23B.13.280.

[2009 c 189 § 47; 1989 c 165 § 150.]

23B.13.280
Procedure if shareholder dissatisfied with payment or offer.

(1) A dissenter may deliver a notice to the corporation informing the corporation of the dissenter’s own estimate of the fair value of the dissenter’s shares and amount of interest due, and demand payment of the dissenter’s estimate, less any payment under RCW 23B.13.250, or reject the corporation’s offer under RCW 23B.13.270 and demand payment of the dissenter’s estimate of the fair value of the dissenter’s shares and interest due, if:

(a) The dissenter believes that the amount paid under RCW 23B.13.250 or offered under RCW 23B.13.270 is less than the fair value of the dissenter’s shares or that the interest due is incorrectly calculated;

(b) The corporation fails to make payment under RCW 23B.13.250 within sixty days after the date set for demanding payment; or

(c) The corporation does not effect the proposed corporate action and does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

(2) A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter’s demand under subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.

[2009 c 189 § 48; 2002 c 297 § 40; 1989 c 165 § 151.]

23B.13.300
Court action.

(1) If a demand for payment under RCW 23B.13.280 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(2) The corporation shall commence the proceeding in the superior court of the county where a corporation’s principal office, or, if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled, parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(4) The corporation may join as a party to the proceeding any shareholder who claims to be a dissenter but who has not, in the opinion of the corporation, complied with the provisions of this chapter. If the court determines that such shareholder has not complied with the provisions of this chapter, the shareholder shall be dismissed as a party.

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(5) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(6) Each dissenter made a party to the proceeding is entitled to judgment (a) for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation, or (b) for the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the corporation elected to withhold payment under RCW 23B.13.270.

[1989 c 165 § 152.]

23B.13.310
Court costs and counsel fees.

(1) The court in a proceeding commenced under RCW 23B.13.300 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under RCW 23B.13.280.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of RCW 23B.13.200 through 23B.13.280; or

(b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by chapter 23B.13 RCW.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

[1989 c 165 § 153.]

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APPENDIX B

ASTROTECH CORPORATION

2011 STOCK INCENTIVE PLAN

(As Effective April 20, 2011)

i

ii

iii

ASTROTECH CORPORATION
2011 STOCK INCENTIVE PLAN

SECTION 1.

GENERAL PROVISIONS RELATING TO
PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1 Background and Purpose

Astrotech Corporation., a Washington corporation (the “Company”), has adopted this plan document, entitled “Astrotech Corporation 2011 Stock Incentive Plan” (the “Plan”), effective as of March 5, 2011 (the “Effective Date”).

The purpose of the Plan is to foster and promote the long-term financial success of the Company and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

The Plan provides for payment of various forms of compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 7.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Award be granted under the Plan after the expiration of ten (10) years from the Effective Date.

1.2 Definitions

The following terms shall have the meanings set forth below:

(a) Authorized Officer. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

(b) Board. The then-current Board of Directors of the Company.

(c) Cause. When used in connection with the termination of a Grantee’s Employment, shall mean the termination of the Grantee’s Employment by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier thereof; (iv) the willful and continued failure by the Grantee to perform the material duties assigned to him that is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or CEO (or by another officer of the Company or a Subsidiary who has been designated by the Board or CEO for such purpose); (v) the engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company’s or Subsidiary’s conflict of interest policy, if any, then in effect; or (vi) the engagement by the Grantee, without the written approval of the Board or CEO, in any material activity which competes with the business of the Company or any Subsidiary or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary.

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(d) CEO. The then-current Chief Executive Officer of the Company.

(e) Change in Control. Any of the events described in and subject to Section 6.8.

(f) Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

(g) Committee. The committee appointed by the Board to administer the Plan. If the Company is a Publicly Held Corporation, the Plan shall be administered by the Committee appointed by the Board consisting of not less than two directors who fulfill the “nonemployee director” requirements of Rule 16b-3 under the Exchange Act and the “outside director” requirements of Code Section 162(m). In either case, the Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.

The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

Notwithstanding the preceding paragraphs of this Section 1.2(g), the term “Committee” as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

(h) Common Stock. The common stock of the Company, no par value, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

(i) Company. Astrotech Corporation, a corporation organized under the laws of the State of Washington, and any successor in interest thereto.

(j) Consultant. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual who is not an Outside Director or an Employee and who, in the opinion of the Committee, is (i) in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

(k) Covered Employee. A named executive officer who is one of the group of covered employees, as defined in Code Section 162(m) and Treasury Regulation Section 1.162-27(c) (or its successor), during any period that the Company is a Publicly Held Corporation.

(l) Disability. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Grantee that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means a permanent and total disability as defined in Code Section 22(e)(3). A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination(s) required in the opinion of such physician.

(m) Employee. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Code Section 3401(c) including, without limitation, officers who are members of the Board.

(n) Employment. Employment means that the individual is employed as an Employee, or engaged as a Consultant or Outside Director, by the Company (or any Parent or Subsidiary), or by any corporation issuing or

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assuming an Incentive Award in any transaction described in Code Section 424(a), or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Code Section 424(a). In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement.

The term “Employment” for purposes of the Plan shall include (i) active performance of agreed services by a Consultant for the Company (or any Parent or Subsidiary) or (ii) current membership on the Board by an Outside Director.

All determinations hereunder regarding Employment, and termination of Employment, shall be made by the Committee in its discretion.

(o) Exchange Act. The Securities Exchange Act of 1934, as amended.

(p) Fair Market Value. If the Company is a Publicly Held Corporation, the Fair Market Value of one Share on the date in question shall be (i) the closing sales price on such day for a Share as quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or the national securities exchange on which Shares are then principally listed or admitted to trading, or (ii) if not quoted on NASDAQ or other national securities exchange, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances. With respect to Stock Options, SARs, and other Incentive Awards subject to Code Section 409A, such Fair Market Value shall be determined by the Committee consistent with the requirements of Section 409A in order to satisfy the exception under Section 409A for stock rights.

(q) Grantee. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

(r) Immediate Family. With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

(s) Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1.

(t) Incentive Award. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option (ISO), Stock Appreciation Right (SAR), Restricted Stock Award, Restricted Stock Unit or Other Stock-Based Award, as well as any Supplemental Payment with respect thereto.

(u) Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Code Section 422.

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(v) Insider. If the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

(w) Nonstatutory Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

(x) Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

(y) Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(z) Outside Director. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary.

(aa) Parent. Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Code Section 424(e).

(bb) Performance-Based Award. A grant of an Incentive Award under the Plan pursuant to Section 5 that is intended to satisfy the Performance-Based Exception.

(cc) Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Code Section 162(m), as prescribed in Code Section 162(m) and Treasury Regulation Section 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

(dd) Performance Criteria. The business criteria that are specified by the Committee pursuant to Section 5 for an Incentive Award that is intended to qualify for the Performance-Based Exception; the satisfaction of such business criteria during the Performance Period being required for the grant and/or vesting of the particular Incentive Award to occur, as specified in the particular Incentive Agreement.

(ee) Performance Period. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to, and the payment value of, any Incentive Award that is intended to qualify for the Performance-Based Exception.

(ff) Plan. Astrotech Corporation 2011 Stock Incentive Plan, as effective on the Effective Date, which is set forth herein and as it may be amended from time to time.

(gg) Plan Year. The calendar year.

(hh) Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

(ii) Restricted Stock. Common Stock that is issued or transferred to a Grantee pursuant to Section 3.

(jj) Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee pursuant to Section 3.

(kk) Restricted Stock Unit. A unit granted to a Grantee pursuant to Section 4.1 which entitles him to receive a Share or cash on the vesting date, as specified in the Incentive Agreement.

(ll) Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

(mm) Retirement. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee’s Incentive Agreement.

(nn) Share. A share of the Common Stock of the Company.

(oo) Share Pool. The number of shares authorized for issuance under Section 1.4, as adjusted for (i) awards and payouts under Section 1.5 and (ii) changes and adjustments as described in Section 6.6.

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(pp) Spread. The difference between the exercise price per Share specified in a SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.

(qq) Stock Appreciation Right or SAR. A Stock Appreciation Right as described in Section 2.5.

(rr) Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Code Section 422, only an Employee may be granted an Incentive Stock Option.

(ss) Subsidiary. Any company (whether a corporation, partnership, joint venture or other form of entity) in which the Company or a corporation in which the Company owns a majority of the shares of capital stock, directly or indirectly, owns a greater than 50% equity interest except that, with respect to the issuance of Incentive Stock Options, the term “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Code Section 424(f) as required by Code Section 422.

(tt) Supplemental Payment. Any amount, as described in Sections 2.4, 3.4 and/or 4.3, that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.

1.3 Plan Administration

(a) Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have the complete power and authority to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

(b) Meetings. The Committee shall designate a chairman from among its members who shall preside at its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

(c) Decisions Binding. All determinations and decisions of the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

(d) Modification of Outstanding Incentive Awards. Subject to the shareholder approval requirements of Section 7.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that (i) is not adverse to the Grantee to whom such Incentive Award was granted, (ii) is consented to by such Grantee, (iii) does not cause the Incentive Award to provide for the deferral of compensation in a manner that does not comply with Code Section 409A or is not exempt from Section 409A (unless otherwise determined by the Committee), or (iv) does not contravene the requirements of the Performance-Based Exception under Code Section 162(m), if applicable. With respect to an Incentive Award that is an ISO, no adjustment thereto shall be made to the extent constituting a “modification” within the meaning of Code Section 424(h)(3) unless otherwise agreed to by the Grantee in

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writing. Notwithstanding the above provisions of this subsection, no amendment or modification of an Incentive Award shall be made to the extent such modification results in any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant (110% for Grantees of ISOs who are 10% or greater shareholders pursuant to Section 1.7(b)).

(e) Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time, including, without limitation, the authority to recommend Grantees and the forms and terms of their Incentive Awards; provided, however, the Committee may not delegate to any person the authority (i) to grant Incentive Awards or (ii) if the Company is a Publicly Held Corporation, to take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act, the Performance-Based Exception under Code Section 162(m), or the Sarbanes-Oxley Act of 2002.

(f) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

(g) Surrender of Previous Incentive Awards. The Committee may, in its discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled. No surrender of Incentive Awards shall be made under this Section 1.3(g) if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A (unless otherwise determined by the Committee).

(h) Indemnification. Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled (i) under the Company’s Articles or Certificate of Incorporation or Bylaws, (ii) pursuant to any separate indemnification or hold harmless agreement with the Company, (iii) as a matter of law, contract or otherwise, or (iv) any power that the Company may have to indemnify them or hold them harmless.

1.4 Shares of Common Stock Available for Incentive Awards

Subject to adjustment under Section 6.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) One Million and Seven Hundred and Fifty Thousand (1,750,000) Shares of Common Stock. Pursuant to Section 1.5, the number of Shares that are the subject of Incentive Awards under this Plan, which are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The aggregate number of Shares which may be issued upon exercise of ISOs shall be Eight Hundred and Seventy-Five Thousand (875,000) of the Shares reserved pursuant to the first sentence of this paragraph. For purposes of counting Shares against the ISO maximum number of reserved Shares, the net number of Shares issued pursuant to the exercise of an ISO shall

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be counted. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.

During any period that the Company is a Publicly Held Corporation, then unless the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:

(a) Subject to adjustment as provided in Section 6.6, the maximum aggregate number of Shares of Common Stock attributable to Incentive Awards paid out in Shares that may be granted (in the case of Stock Options and SARs) or that may vest (in the case of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards), as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be Eight Hundred Thousand (800,000) Shares.

(b) The maximum aggregate cash payout (with respect to any Incentive Awards paid out in cash) in any calendar year which may be made to any Covered Employee shall be Five Million dollars ($5,000,000).

(c) With respect to any Stock Option or SAR granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock Option or SAR shall continue to count against the maximum number of Shares that may be the subject of Stock Options or SARs granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Code Section 162(m).

(d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5 Share Pool Adjustments for Awards and Payouts

The following Incentive Awards shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(a) Stock Option;

(b) SAR;

(c) Restricted Stock Award; and

(d) A Restricted Stock Unit or Other Stock-Based Award in Shares.

The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

(e) A payout of a Restricted Stock Award, Restricted Stock Unit, SAR, or Other Stock-Based Award in the form of cash and not Shares (but not the “cashless” exercise of a Stock Option with a broker, as provided in Section 2.3(a));

(f) A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Incentive Award; and

(g) Payment of an Option Price by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares withheld in payment of the Option Price).

1.6 Common Stock Available

The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) Shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7 Participation

(a) Eligibility. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person,

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and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

(b) Incentive Stock Option Eligibility. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Code Section 424(d) shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Code Section 422.

1.8 Types of Incentive Awards

The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in Section 2, Restricted Stock Awards and Supplemental Payments as described in Section 3, Restricted Stock Units and Other Stock-Based Awards and Supplemental Payments as described in Section 4, or any combination of the foregoing.

SECTION 2.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1 Grant of Stock Options

The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee regardless whether any Stock Option previously granted to such person remains unexercised.

2.2 Stock Option Terms

(a) Written Agreement. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee’s Incentive Agreement, and need not be uniform among all Stock Options issued pursuant to the Plan.

(b) Number of Shares. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

(c) Exercise Price. The exercise price per Share of Common Stock under each Stock Option shall be (i) not less than 100% of the Fair Market Value per Share on the date the Stock Option is granted and (ii) specified in the Incentive Agreement; provided, however, if the Grantee of an ISO is a 10% or greater shareholder pursuant to Section 1.7(b)), the exercise price for the ISO shall not be less than 110% of the Fair Market Value on the date of grant. Each Stock Option shall specify the method of exercise which shall be consistent with Section 2.3(a).

(d) Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option which shall not be more than (i) ten (10) years from the date of grant, or (ii) five (5) years from the date of grant for an ISO granted to 10% or greater shareholder pursuant to Section 1.7(b)).

(e) Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised, in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the

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Performance Criteria to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated Performance Criteria, may specify a minimum level of achievement in respect of the specified Performance Criteria below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the Performance Criteria. All such terms and conditions shall be set forth in the Incentive Agreement.

(f) $100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, a Stock Option designated as an ISO shall be an ISO only to the extent that the aggregate Fair Market Value (determined as of the time the ISO is granted) of the Shares of Common Stock with respect to which ISOs are exercisable for the first time by the Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) does not exceed $100,000. This limitation shall be applied by taking ISOs into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. To the extent that a Stock Option intended to constitute an ISO exceeds the $100,000 limitation (or any other limitation under Code Section 422), the portion of the Stock Option that exceeds the $100,000 limitation (or violates any other limitation under Code Section 422) shall be deemed a Nonstatutory Stock Option. In such event, all other terms and provisions of such Stock Option grant shall remain unchanged.

2.3 Stock Option Exercises

(a) Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company, which must be received as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent; or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price, (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above.

Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial accounting reporting purposes.

The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker); or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act if the Company is a Publicly Held Corporation. Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee.

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As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.

Subject to Section 6.4, during the lifetime of a Grantee, each Option granted to the Grantee shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

(b) Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any shareholders’ agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees; (ii) any applicable federal securities laws; (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded; or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with applicable federal and state laws and regulations.

Any Grantee or other person exercising an Incentive Award shall be required, if requested by the Committee, to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

(c) Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

(d) Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4 Supplemental Payment on Exercise of Nonstatutory Stock Options

The Committee, either at the time of grant or exercise of any Nonstatutory Stock Option, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion. No Supplemental Payments will be made with respect to any SARs or ISOs.

2.5 Stock Appreciation Rights

(a) Grant. The Committee may grant Stock Appreciation Rights to any Employee, Consultant or Outside Director. Any SARs granted under the Plan are intended to satisfy the requirements under Code Section 409A to the effect that such SARs do not provide for the deferral of compensation that is subject to taxation under Code Section 409A.

(b) General Provisions. The terms and conditions of each SAR shall be evidenced by an Incentive Agreement. The exercise price per Share shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the SAR. The term of the SAR shall be determined by the Committee but shall not be greater than ten (10) years from the date of grant. The Committee cannot include any feature for the deferral of compensation other than the deferral of recognition of income until exercise of the SAR.

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(c) Exercise. SARs shall be exercisable subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the SAR grant. No SAR granted to an Insider may be exercised prior to six (6) months from the date of grant, except in the event of his death or Disability which occurs prior to the expiration of such six-month period if so permitted under the Incentive Agreement.

(d) Settlement. Upon exercise of the SAR, the Grantee shall receive an amount equal to the Spread. The Spread, less applicable withholdings, shall be payable only in cash or in Shares, or a combination of both, as specified in the Incentive Agreement, within 30 calendar days of the exercise date. In addition, the Incentive Agreement under which such SARs are awarded, or any other agreements or arrangements, shall not provide that the Company will purchase any Shares delivered to the Grantee as a result of the exercise or vesting of a SAR.

SECTION 3.

RESTRICTED STOCK

3.1 Award of Restricted Stock

(a) Grant. With respect to a Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock, which may be designated as a Performance-Based Award in the discretion of the Committee, may be awarded by the Committee with such restrictions during the Restriction Period as the Committee shall designate in its discretion. Any such restrictions may differ with respect to a particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement and, during the Restriction Period, such Shares of Restricted Stock must remain subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 83. Any Restricted Stock Award may, at the time of grant, be designated by the Committee as a Performance-Based Award that is intended to qualify for the Performance-Based Exception.

(b) Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.

As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee’s dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of a Restricted Stock Award granted to a Covered Employee, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

Shares awarded pursuant to a grant of Restricted Stock, whether or not under a Performance-Based Award, may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee’s Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.

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3.2 Restrictions

(a) Forfeiture of Restricted Stock. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), and a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee’s Incentive Agreement.

(b) Issuance of Certificates. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Astrotech Corporation 2011 Stock Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and Astrotech Corporation. A copy of the Plan and Incentive Agreement are on file in the main corporate office of Astrotech Corporation.

Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock unless and until such Shares vest pursuant to the terms of the Incentive Agreement.

(c) Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is necessary or appropriate.

3.3 Delivery of Shares of Common Stock

Subject to withholding taxes under Section 7.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions.

3.4 Supplemental Payment on Vesting of Restricted Stock

The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion.

SECTION 4.

OTHER STOCK-BASED AWARDS

4.1 Grant of Other Stock-Based Awards

Other Stock-Based Awards may be awarded by the Committee to Grantees that are payable in Shares or in cash, as determined in the discretion of the Committee to be consistent with the goals of the Company. Other types of Stock-Based Awards that are payable in Shares include, without limitation, purchase rights, Shares awarded that are not subject to any restrictions or conditions, Shares awarded subject to the satisfaction of specified Performance Criteria, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by

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reference to the performance of a specified Subsidiary, division or department of the Company, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company (or any Parent or Subsidiary). As is the case with other types of Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in conjunction with any other Incentive Awards. Other Stock-Based Awards that are payable in Shares are not intended to be deferred compensation subject to taxation under Code Section 409A, unless otherwise determined by the Committee at the time of grant.

In addition to Other Stock-Based Awards that are payable in Shares, the Committee may award Restricted Stock Units to a Grantee that are payable in Shares or cash, or in a combination thereof. Restricted Stock Units are not intended to be deferred compensation that is subject to Code Section 409A. During the period beginning on the date such Incentive Award is granted and ending on the payment date specified in the Incentive Agreement, the Grantee’s right to payment under the Incentive Agreement must remain subject to a “substantial risk of forfeiture” within the meaning of such term under Code Section 409A. In addition, payment to the Grantee under the Incentive Agreement shall be made within two and one-half months (2 1/2) months following the end of the calendar year in which the substantial risk of forfeiture lapses unless an earlier payment date is specified in the Incentive Agreement.

4.2 Other Stock-Based Award Terms

(a) Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

(b) Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services rendered (in the case of authorized and unissued shares), or to be rendered, by the Grantee, or (ii) as otherwise specified in the Incentive Agreement.

(c) Performance Criteria and Other Terms. The Committee may specify Performance Criteria for (i) vesting in Other Stock-Based Awards and (ii) payment thereof to the Grantee, as it may determine in its discretion. The extent to which any such Performance Criteria have been met shall be determined and certified by the Committee in accordance with the requirements to qualify for the Performance-Based Exception under Code Section 162(m). All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement.

4.3 Supplemental Payment on Other Stock-Based Awards

The Committee, either at the time of grant or vesting of an Other Stock-Based Award, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Other Stock-Based Award and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion.

SECTION 5.

PERFORMANCE-BASED AWARDS AND PERFORMANCE CRITERIA

As determined by the Committee at the time of grant, Performance-Based Awards may be granted subject to performance objectives relating to one or more of the following within the meaning of Code Section 162(m) (the “Performance Criteria”) in order to qualify for the Performance-Based Exception:

(a) profits (including, but not limited to, profit growth, net operating profit or economic profit);

(b) profit-related return ratios;

(c) return measures (including, but not limited to, return on assets, capital, equity, investment or sales);

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(d) cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);

(e) earnings (including but not limited to, total shareholder return, earnings per share or earnings before or after taxes);

(f) net sales growth;

(g) net earnings or income (before or after taxes, interest, depreciation and/or amortization);

(h) gross, operating or net profit margins;

(i) productivity ratios;

(j) share price (including, but not limited to, growth measures and total shareholder return);

(k) turnover of assets, capital, or inventory;

(l) expense targets;

(m) margins;

(n) measures of health, safety or environment;

(o) operating efficiency;

(p) customer service or satisfaction;

(q) market share;

(r) credit quality;

(s) debt ratios (e.g., debt to equity and debt to total capital); and

(t) working capital targets.

Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a Performance Period. In the Incentive Agreement, the Committee shall establish one or more Performance Criteria for each Incentive Award that is intended to qualify for the Performance-Based Exception on its grant date.

In establishing the Performance Criteria for each applicable Incentive Award, the Committee may provide that the effect of specified extraordinary or unusual events will be included or excluded (including, but not limited to, items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, or related to the disposal of a segment of business or a change in accounting principle, each as determined in accordance with the standards under Opinion No. 30 of the Accounting Principles Board (APB Opinion 30) or any successor or other authoritative financial accounting standards, as determined by the Committee). The terms of the stated Performance Criteria for each applicable Incentive Award, whether for a Performance Period of one (1) year or multiple years, must preclude the Committee’s discretion to increase the amount payable to any Grantee that would otherwise be due upon attainment of the Performance Criteria, but may permit the Committee to reduce the amount otherwise payable to the Grantee in the Committee’s discretion.

The Performance Criteria specified in any Incentive Agreement need not be applicable to all Incentive Awards, and may be particular to an individual Grantee’s function or business unit. The Committee may establish the Performance Criteria of the Company (or any entity which is affiliated by common ownership with the Company) as determined and designated by the Committee, in its discretion, in the Incentive Agreement.

Performance-Based Awards will be granted in the discretion of the Committee and will be (a) sufficiently objective so that an independent person or entity having knowledge of the relevant facts could determine the amount payable to Grantee, if applicable, and whether the pre-determined goals have been achieved with respect to the Incentive Award, (b) established at a time when the performance outcome is substantially uncertain, (c) established in writing no later than ninety (90) days after the commencement of the Performance Period to which they apply, and (d) based on operating earnings, performance against peers, earnings criteria or such other criteria as provided in this Section 5.

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SECTION 6.

PROVISIONS RELATING TO PLAN PARTICIPATION

6.1 Incentive Agreement

Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (a) shall not disclose any confidential information acquired during Employment with the Company, (b) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (c) shall not interfere with the employment or other service of any employee, (d) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (e) shall forfeit an Incentive Award if terminated for Cause, (f) shall not be permitted to make an election under Code Section 83(b) when applicable, and (g) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a shareholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

6.2 No Right to Employment

Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

6.3 Securities Requirements

The Company shall be under no obligation to effect the registration of any Shares to be issued hereunder pursuant to the Securities Act of 1933 or to effect similar compliance under any state securities laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS

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OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

6.4 Transferability

Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined under Code Section 414(p)); provided, however, only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 6.4, (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence, and (D) there may be no transfer of any Incentive Award in a listed transaction as described in IRS Notice 2003-47. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 6.7 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of employment.

The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 6.4 shall be void and ineffective. All determinations under this Section 6.4 shall be made by the Committee in its discretion.

6.5 Rights as a Shareholder

(a) No Shareholder Rights. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a shareholder with respect to any Shares of Common Stock until the issuance of a stock certificate or other record of ownership for such Shares.

(b) Representation of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person. The Committee may also require such consents and releases of taxing authorities as it deems advisable.

6.6 Change in Stock and Adjustments

(a) Changes in Law or Circumstances. Subject to Section 6.8 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Board or Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of

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shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards, but shall not result in the grant of any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant. The Board or Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

(b) Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

(c) Recapitalization of the Company. Subject to Section 6.8 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Board or Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this Section 6.6(c).

(d) Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 6.6 and subject to Section 6.8 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

(e) Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Board or Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Board or Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award; such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.

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(f) Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Board or Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

Notwithstanding the previous paragraph of this Section 6.6(f), but subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Board or Committee, in its discretion, shall have the right and power to:

(i)	cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Board or Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any (for the avoidance of doubt, with respect to an Option, if the value of the amount in clause (A) is less than the Option Price, the Option may be canceled for no consideration); provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

(ii)	provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Board or Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

(iii)	provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.

The Board or Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 6.6(f).

6.7 Termination of Employment, Death, Disability and Retirement

(a) Termination of Employment. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, if the Grantee’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days after the date of his termination of Employment.

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(b) Termination of Employment for Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, in the event of the termination of a Grantee’s Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

(c) Retirement. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, upon the termination of Employment due to the Grantee’s Retirement:

(i)	any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

(ii)	any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) six (6) months after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his termination date in the case of an Incentive Stock Option.

(d) Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, upon termination of Employment as a result of the Grantee’s Disability or death:

(i)	any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

(ii)	any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee’s termination of Employment date.

In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this Section 6.7(d) shall be determined by reference to Code Section 22(e)(3) to the extent required by Code Section 422(c)(6). The Committee shall determine whether a Disability for purposes of this Section 6.7(d) has occurred.

(e) Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award; or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required. No amendment to a Grantee’s Incentive Award shall be made to the extent compensation payable pursuant thereto as a result of such amendment would be considered deferred compensation subject to taxation under Code Section 409A, unless otherwise determined by the Committee.

6.8 Change in Control

Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee’s Incentive Agreement:

(a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

(b) all of the restrictions and conditions of any Restricted Stock Awards, Restricted Stock Units and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

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(c) all of the Performance-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

For all purposes of this Plan, a “Change in Control” of the Company means the occurrence of any one or more of the following events:

(d) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a “Merger”), if, following such Merger, the conditions described in Section 6.8(c) (below) are satisfied;

(e) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(f) Approval by the shareholders of the Company of a Merger, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than fifty percent (50%) of the common stock of the corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger (or its parent corporation) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;

(g) The sale or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to the consummation of such sale or other disposition beneficially own, directly or indirectly, more than fifty percent (50%) of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to the consummation of such sale or disposition, and (ii) at least a majority of the members of the board of directors of such corporation (or its parent corporation) were members of the Incumbent Board at the time of execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; or

(h) The adoption of any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing provisions of this Section 6.8, to the extent that any payment (or acceleration of payment) hereunder is considered to be deferred compensation that is subject to, and not exempt under, Code Section 409A, then the term Change in Control hereunder shall be construed to have the meaning as set forth in Code Section 409A with respect to the payment (or acceleration of payment) of such deferred compensation, but only to the extent inconsistent with the foregoing provisions of the Change in Control definition (above) as determined by the Incumbent Board.

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6.9 Exchange of Incentive Awards

The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards. No exchange of Incentive Awards shall be made under this Section 6.9 if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A unless otherwise determined by the Committee.

SECTION 7.

GENERAL

7.1 Effective Date and Grant Period

The Plan shall be subject to the approval of the shareholders of the Company within twelve (12) months after the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such shareholder approval; provided, however, if the requisite shareholder approval is not obtained within such 12-month period, any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Notwithstanding the foregoing, any Incentive Award that is intended to satisfy the Performance-Based Exception shall not be granted until the terms of the Plan are disclosed to, and approved by, shareholders of the Company in accordance with the requirements of the Performance-Based Exception.

7.2 Funding and Liability of Company

No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. The Company, Board, and Committee shall not be required to give any security or bond for the performance of any obligation that may be created by the Plan.

7.3 Withholding Taxes

(a) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.

(b) Share Withholding. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the

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Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

(c) Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy the minimum withholding taxes which could be imposed with respect to such disqualifying disposition.

7.4 No Guarantee of Tax Consequences

The Company, Board and the Committee do not make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any person participating or eligible to participate hereunder.

7.5 Designation of Beneficiary by Participant

Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee (or its delegate), and received and accepted during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

7.6 Deferrals

Subject to the requirements for compliance with, or exemption under, Code Section 409A, if applicable, the Committee shall not permit a Grantee to defer such Grantee’s receipt of the payment of cash or the delivery of Shares under the terms of his Incentive Agreement that would otherwise be due and payable by virtue of the lapse or waiver of restrictions with respect to Restricted Stock or another form of Incentive Award, or the satisfaction of any requirements or goals with respect to any Incentive Awards.

7.7 Amendment and Termination

The Board shall have the power and authority to terminate or amend the Plan at any time in its discretion; provided, however, the Board shall not, without the approval of the shareholders of the Company within the time period required by applicable law:

(a) except as provided in Section 6.6, increase the maximum number of Shares that may be issued under the Plan pursuant to Section 1.4;

(b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan;

(c) extend the term of the Plan; or,

(d) if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act to the extent Section 16 of the Exchange Act is applicable to the Company.

No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s shareholders.

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7.8 Requirements of Law

(a) Governmental Entities and Securities Exchanges. The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing Shares delivered under the Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law or regulation. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

The Company shall not be required to sell or issue any Shares under any Incentive Award if the sale or issuance of such Shares would constitute a violation by the Grantee or any other individual exercising the Incentive Award, or the Company, of any provision of any law or regulation of any governmental authority, including without limitation, any federal or state securities law or regulation. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any Shares subject to an Incentive Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual pursuant to an Incentive Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Incentive Award. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Incentive Award or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Incentive Award shall not be exercisable until the Shares covered thereby are registered or are exempt from registration, the exercise of such Incentive Award (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

(b) Securities Act Rule 701. If no class of the Company’s securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to “Rule 701 Grantees” (as defined below) and issuances of the underlying shares of Common Stock, if any, on the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 (“Rule 701”), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. In accordance with Rule 701, each Grantee shall receive a copy of the Plan on or before the date an Incentive Award is granted to him, as well as the additional disclosure required by Rule 701 (e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this Section 7.8(b) shall be interpreted and construed in accordance with Rule 701 as so amended. For purposes of this Section 7.8(b), as determined in accordance with Rule 701, “Rule 701 Grantees” shall mean any Grantee other than a director of the Company, the Company’s chairman, CEO, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.

7.9 Rule 16b-3 Securities Law Compliance for Insiders

If the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act to the extent Section 16 of the Exchange Act is applicable to the Company. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or

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action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

7.10 Compliance with Code Section 162(m) for Publicly Held Corporation

If the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.

7.11 Compliance with Code Section 409A

It is intended that Incentive Awards granted under the Plan shall be exempt from, or if not so exempt, in compliance with, Code Section 409A, unless otherwise determined by the Committee at the time of grant. In that respect, the Company, by action of its Board, reserves the right to amend the Plan, and the Board and the Committee each reserve the right to amend any outstanding Incentive Agreement, to the extent deemed necessary or appropriate either to exempt such Incentive Award from taxation under Section 409A or to comply with the requirements of Section 409A to avoid additional taxation thereunder. Further, Grantees who are “Specified Employees” (as defined under Section 409A), shall be required to delay payment of an Incentive Award for six (6) months after separation from service (as defined under Section 409A), but only to the extent such Incentive Award is subject to taxation under Section 409A and such delay is required thereunder.

7.12 Notices

(a) Notice From Insiders to Secretary of Change in Beneficial Ownership. To the extent Section 16 of the Exchange Act is applicable to the Company, within two business days after the date of a change in beneficial ownership of the Common Stock issued or delivered pursuant to this Plan, an Insider should report to the Secretary of the Company any such change to the beneficial ownership of Common Stock that is required to be reported with respect to such Insider under Rule 16(a)-3 promulgated pursuant to the Exchange Act. Whenever reasonably feasible, Insiders will provide the Committee with advance notification of such change in beneficial ownership.

(b) Notice to Insiders and Securities and Exchange Commission. To the extent applicable, the Company shall provide notice to any Insider, as well as to the Securities and Exchange Commission, of any “blackout period,” as defined in Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, in any case in which Insider is subject to the requirements of Section 304 of said Act in connection with such “blackout period.”

7.13 Pre-Clearance Agreement with Brokers

Notwithstanding anything in the Plan to the contrary, no Shares issued pursuant to the Plan will be delivered to a broker or dealer that receives such Shares for the account of an Insider unless and until the broker or dealer enters into a written agreement with the Company whereby such broker or dealer agrees to report immediately to the Secretary of the Company (or other designated person) a change in the beneficial ownership of such Shares.

7.14 Successors to Company

All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

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7.15 Miscellaneous Provisions

(a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

(b) The expenses of the Plan shall be borne by the Company.

(c) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

(d) The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Company.

7.16 Severability

In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

7.17 Gender, Tense and Headings

Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

7.18 Governing Law

The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

[Signature page follows.]

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IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer, on this       day of                , 2011, to be effective as of the Effective Date.

ASTROTECH CORPORATION

By:
Name:
Title:

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APPENDIX C

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Merger Agreement”), dated this [  ] day of [          ], 2011, between ASTROTECH CORPORATION, a Washington corporation (the “Company”) and ASTROTECH CORPORATION, a Delaware corporation (the “Surviving Company”).

WITNESSETH:

WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of Washington and is authorized to issue (i) 75,000,000 shares of common stock, no par value per share (the “Common Stock of the Company”), and (ii) 2,500,000 shares of preferred stock, no par value per share (the “Preferred Stock of the Company”);

WHEREAS, the Surviving Company is a corporation duly organized and existing under the laws of the State of Delaware, is a wholly owned subsidiary of the Company and is authorized to issue (i) 30,000,000 shares of common stock, $0.01 par value per share (the “Common Stock of the Surviving Company”), of which 1,000 shares are issued to the Company and outstanding as of the date hereof, and (ii) 1,000,000 shares of preferred stock, $0.01 par value per share (the “Preferred Stock of the Surviving Company”);

WHEREAS, the Company desires to merge itself into the Surviving Company;

WHEREAS, the Surviving Company desires that the Company be merged into itself;

WHEREAS, the respective Boards of Directors of the Company and the Surviving Company have determined that it is advisable and in the best interests of each such corporation that the Company merge with and into the Surviving Company upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the re-incorporation of the Company in the State of Delaware, and the respective Boards of Directors of the Company and the Surviving Company have, by resolutions duly approved and adopted this Merger Agreement;

WHEREAS, the Board of Directors of the Company furnished a proxy statement in connection with the solicitation of proxies to be voted at an annual meeting of the Company’s stockholders on April 20, 2011 at 9:00 a.m., held at 401 Congress Ave., Suite 1650, Austin, Texas 78701 (the “Annual Meeting”).

NOW, THEREFORE, in consideration of the foregoing premises and the undertakings herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Merger. The Company shall be merged into the Surviving Company pursuant to Section 252 of the General Corporation Law of the State of Delaware (the “DGCL”) and Section 23B.11.070 of the Washington Business Corporation Act (the “Merger”). The Surviving Company shall survive the Merger herein contemplated and shall continue to be governed by the laws of the State of Delaware. The separate corporate existence of the Company shall cease upon the Effective Date (as defined below).

2. Effective Date. The Merger shall be effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware and the filing of Articles of Merger with the Secretary of State of the State of Washington, which filings shall be made as soon as practicable after all required stockholder approvals have been obtained (the “Effective Date”).

3. Common Stock of the Company. On the Effective Date, by virtue of the Merger and without any action on the part of the holders thereof, each share of Common Stock of the Company issued and outstanding immediately prior thereto shall cease to exist and shall be changed and converted into one fully paid and non-assessable share of the Common Stock of the Surviving Company.

4. Preferred Stock of the Company. On the Effective Date, by virtue of the Merger and without any action on the part of the holders thereof, each outstanding share of Preferred Stock of the Company which prior to that time represented Preferred Stock of the Company shall cease to exist and shall be deemed for all purposes to evidence

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ownership of and to represent Preferred Stock of the Surviving Company and shall be so registered on the books and records of the Surviving Company or its transfer agents.

5. Warrants of the Company. On the Effective Date, by virtue of the Merger and without any action on the part of the holders thereof, each outstanding warrant (the “Warrants” or “Warrant”) which prior to that time represented Warrants of the Company shall cease to exist and shall be deemed for all purposes to evidence ownership of and to represent Warrants of the Surviving Company and shall be so registered on the books and records of the Surviving Company or its transfer agents.

6. Options of the Company. On the Effective Date, by virtue of the Merger and without any action on the part of the holders thereof, the Surviving Company will assume and continue any and all of the Company’s employee benefit plans and stock incentive plans in effect on the Effective Date with respect to which employee, director, or officer options, rights or accrued benefits (the “Options” or “Option”) are outstanding and unexercised as of such date. On the Effective Date, by virtue of the Merger and without any action on the part of the holders thereof, each outstanding Option which prior to that time represented Options of the Company will automatically be converted into equal Options of the Surviving Company, and shall continue to reserve that number of shares of Common Stock of the Surviving Company with respect to each such Option as was reserved by the Company prior to the Effective Date with no other changes in the terms and conditions of such Options, and each Option of the Company issued and outstanding immediately prior thereto shall cease to exist and shall be so registered on the books and records of the Surviving Company or its transfer agents.

7. Common Stock of the Surviving Company. On the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of Common Stock of the Surviving Company issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

8. Stock Certificates. On and after the Effective Date, all of the outstanding certificates which immediately prior thereto represented shares of common stock or preferred stock or options, warrants, convertible debentures or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent shares of common stock or preferred stock or options, warrants, convertible debentures or other securities of the Surviving Company, as the case may be, into which the shares of common stock or preferred stock or options, warrants, convertible debentures or other securities of the Surviving Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Company or its transfer agent. Each holder of record of a stock certificate of the Company shall surrender such certificate or certificates to the Surviving Company or its transfer agent and, upon such surrender, receive in exchange therefor a new certificate or certificates evidencing and representing the number of shares of common stock or preferred stock of the Surviving Company to which such holder is entitled. Notwithstanding the foregoing, the registered owner of any such outstanding certificate shall, until such certificate has been surrendered for transfer or otherwise exchanged, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of common stock or preferred stock or options, warrants, purchase rights or other securities of the Company, if any, as the case may be, evidenced by such outstanding certificate, as above provided.

9. Succession. On the Effective Date, the Surviving Company shall succeed to all of the rights, privileges, debts, liabilities, powers and property of the Company in the manner of and as more fully set forth in Section 259 of the DGCL Without limiting the foregoing, upon the Effective Date, all property, rights, privileges, franchises, patents, trademarks, licenses, registrations, and other assets of every kind and description of the Company shall be transferred to, vested in and devolved upon the Surviving Company without further act or deed and all property, rights, and every other interest of the Company and the Surviving Company shall be as effectively the property of the Surviving Company as they were of the Company and the Surviving Company, respectively. All rights of creditors of the Company and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company, including, without limitation, all liabilities and duties of the Company under any employee stock purchase plans or stock incentive plans shall attach to the Surviving Company and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

10. Certificate of Incorporation and By-Laws. The Certificate of Incorporation of the Surviving Company in effect on the Effective Date shall continue to be the Certificate of Incorporation of the Surviving Company until

2

further amended in accordance with the provisions thereof and applicable law. The Bylaws of the Surviving Company in effect on the Effective Date shall continue to be the Bylaws of the Surviving Company until amended in accordance with the provisions thereof and applicable law.

11. Directors and Officers. The members of the Board of Directors and the officers of the Surviving Company on the Effective Date shall continue in office until the expiration of their respective terms of office and until their successors have been elected and qualified.

12. Further Assurances. From time to time, as and when required by the Surviving Company or by its successors and assigns, there shall be executed and delivered on behalf of the Company such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in the Surviving Company the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Company are fully authorized in the name and on behalf of the Company or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

13. Amendment. This Merger Agreement may be amended by the Boards of Directors of the Company and the Surviving Company at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of this Merger Agreement by the stockholders of either the Company or the Surviving Company shall not (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Company to be effected by the Merger or (3) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series of the stock of such corporation.

14. Abandonment or Deferral. At any time before the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either the Company or the Surviving Company or both, notwithstanding the approval of this Merger Agreement by the shareholders of the Company or the Surviving Company or the prior filing of this Merger Agreement with the Secretary of State of the State of Delaware, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of the Company and the Surviving Company, such action would be in the best interest of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either corporation or its Board of Directors or shareholders with respect thereto, except that the Company shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

15. Tax-Free Reorganization. The Company and the Surviving Company intend that the Merger shall qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). This Merger Agreement shall constitute a plan of reorganization within the meaning of Section 368(a) of the Code.

16. Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

17. Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original.

[The remainder of this page was intentionally left blank; Signature page follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Merger Agreement to be executed and attested on its behalf by its officers thereunto duly authorized, as of the date first above written.

ASTROTECH CORPORATION,
A Washington Corporation

By:
Title:
Date:

ASTROTECH CORPORATION,
A Delaware corporation

By:
Title:
Date:

4

APPENDIX D

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ASTROTECH CORPORATION

ARTICLE I

Corporate Name

The name of the Corporation is Astrotech Corporation (the “Corporation”).

ARTICLE II

Registered Address and Agent

The address of the registered office of the Corporation in the State of Delaware is 1209 N. Orange Street, City of Wilmington, County of New Castle. The name and address of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

Purpose

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

Authorized Capital Stock

The total number of shares of capital stock which the Corporation shall have authority to issue is 31,000,000, which shall consist of (i) 30,000,000 shares of common stock, $0.01 par value per share (the “Common Stock”), and (ii) 1,000,000 shares of preferred stock, $0.01 par value per share (the “Preferred Stock”).

(a) Common Stock. The following is a statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions with respect to the Common Stock of the Corporation:

(1) Dividends. To the extent permitted under the DGCL, and subject to any preferential rights of outstanding Preferred Stock, the Board of Directors of the Corporation (the “Board of Directors”) may cause dividends to be paid to the holders of shares of Common Stock out of funds legally available for the payment of dividends by declaring an amount per share as a dividend. When dividends are declared, whether payable in cash, in property or in shares of stock or other securities of the Corporation, the holders of Common Stock shall be entitled to share ratably according to the number of shares of Common Stock held by them, in such dividends.

(2) Liquidation Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to distributions in the event of liquidation, dissolution or winding up of the affairs of the Corporation, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Common Stock shall be entitled to share ratably, according to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its stockholders.

(3) Voting Rights. Except as otherwise provided in this Certificate of Incorporation (the “Certificate of Incorporation”) or by applicable law, the holders of Common Stock shall be entitled to vote on each matter on which the stockholders of the Corporation shall be entitled to vote, and each holder of Common Stock shall be entitled to one vote for each share of such stock held by him; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation with respect to a series of Preferred Stock) that

1

relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any such certificate of designation). Except as otherwise provided in this Article IV or required by law and subject to the rights of the holders of any series of Preferred Stock, (i) holders of Common Stock shall be entitled to elect directors of the Corporation; and (ii) holders of Common Stock shall be entitled to vote on all other matters properly submitted to a vote of stockholders of the Corporation. Cumulative voting of shares of Common Stock is prohibited.

(4) Pre-Emptive or Preferential Rights. No holder of Common Stock shall have a preemptive or preferential right to acquire or subscribe for any shares or securities of any class, whether now or hereafter authorized, which may at any time be issued, sold or offered for sale by the Corporation. Common Stock is not convertible, redeemable or assessable, or entitled to the benefits of any sinking fund.

(b) Preferred Stock. The relative rights and preferences of the Preferred Stock of each series shall be such as shall be stated in any resolution or resolutions adopted by the Board of Directors setting forth the designation of the series and fixing and determining the relative rights and preferences thereof, any such resolution or resolutions being herein called a “Directors’ Resolution.” The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following::

(1) The number of shares constituting the series and the distinctive designation of the series;

(2) The dividend rate (or the method of calculation of dividends) on the shares of the series, whether dividends will be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series;

(3) Whether the series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

(4) Whether the series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(5) Whether the shares of that series shall be redeemable or exchangeable, and, if so, the terms and conditions of such redemption or exchange, as the case may be, including the date or dates upon or after which they shall be redeemable or exchangeable, as the case may be, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(6) Whether the series shall have a sinking fund for the redemption or purchase of shares of that series, and if so, the terms and amount of such sinking fund;

(7) The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation and the relative rights or priority, if any, of payment of shares of the series; and

(8) Any other relative rights, preferences and limitations of that series.

Except for any difference so provided by the Board of Directors, the shares of Preferred Stock will rank on parity with respect to the payment of dividends and to the distribution of assets upon liquidation. Shares of any series of Preferred Stock which have been redeemed (whether through the operation of a sinking find or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as shares of the same or any other series of Preferred Stock. The Common Stock shall be subject to the express terms of any series of Preferred Stock.

ARTICLE V

Board of Directors

(a) General. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the authority and powers conferred upon the Board of Directors by the DGCL or by the

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other provisions of this Certificate of Incorporation, the Board of Directors is hereby authorized and empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the DGCL, this Certificate of Incorporation and the Bylaws of the Corporation (the “Bylaws”).

(b) Number of Directors. The Board of Directors shall consist of one (1) or more members, each of whom shall be a natural person. The number of directors of the Corporation shall be fixed by, or in the manner provided in, the Bylaws of the Corporation.

(c) Term of Office.  A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

(d) Quorum; Vacancies. Subject to the Bylaws, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business. Any vacancies and newly created directorships resulting from an increase in the number of directors shall be filled by a majority of the Board of Directors then in office, even if less than a quorum, and shall hold office until the next stockholders meeting at which directors are elected and his successor is elected and qualified or until his earlier death, resignation, retirement, disqualification or removal from office.

(e) Removal. Any director may be removed with or without cause upon the affirmative vote of the holders of a majority of the votes which could be cast by the holders of all outstanding shares of capital stock entitled to vote for the election of directors, voting together as a class, given at a duly called annual or special meeting of stockholders for which notice, stating the purpose, or purposes, of the meeting is the removal of the director, is given. In the event the Corporation has a classified Board of Directors, any such director may only be removed for cause.

(f) No Written Ballot. Election of directors need not be by written ballot, unless the Bylaws provide otherwise.

(g) Preferred Stock Directors. Notwithstanding the foregoing, whenever the holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, the election, term of office, filling of vacancies, removal and other features of such directorships shall be governed by the terms of the resolution or resolutions adopted by the Board of Directors pursuant to ARTICLE IV applicable thereto, and each director so elected shall not be subject to the provisions of this ARTICLE V unless otherwise provided therein.

ARTICLE VI

Bylaws

(a) Board of Directors’ Power. The Board of Directors shall have the power to adopt, amend or repeal the Bylaws. Any adoption, amendment or repeal of the Bylaws by the Board of Directors shall require the approval of a majority of the Board of Directors.

(b) Stockholders’ Power. The stockholders shall also have the power to adopt, amend or repeal the Bylaws at any meeting before which such matter has been properly brought in accordance with the Bylaws by the affirmative vote of the holders of a majority of the voting power of the then issued and outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

(c) Prior Acts. No Bylaws hereafter adopted, or any amendments thereto, shall invalidate any prior act of the Board of Directors that was valid at the time it was taken.

ARTICLE VII

Stockholders Meetings; Stockholders Action

At all meetings of stockholders, each stockholder shall be entitled to vote, in person or by proxy, each share of voting stock owned by such stockholder of record on the record date for the meeting. At each meeting of the stockholders, except where otherwise provided by this Certificate of Incorporation, the Bylaws, or required by law, the holders of at least one-third of the issued and outstanding shares of stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. When a quorum is present or represented at any meeting, the affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question, matter or proposal

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brought before such meeting unless the question is one upon which, by express provision of law, this Certificate of Incorporation, the Bylaws or, with respect to a class or series of Preferred Stock, the terms of the relevant Directors’ Resolutions, a different vote is required, in which case such express provision shall govern and control the decision of such question. Abstentions are to be treated as shares present in person or represented by proxy for purposes of determining whether a quorum is present, but are to be treated as votes against such question, matter or proposal.

ARTICLE VIII

Corporate Existence

The Corporation is to have perpetual existence.

ARTICLE IX

Limitation of Liability

No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this ARTICLE X by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE X

Indemnification

The Corporation shall indemnify its present or former directors, officers, employees and agents or any person who served or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise to the maximum extent permitted by the DGCL. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Neither the amendment, change, alteration nor repeal of this ARTICLE XI, nor the adoption of any provision of these Articles, the Bylaws of the Corporation, nor, to the fullest extent permitted by Delaware Law, any modification of law, shall eliminate or reduce the effect of this ARTICLE XI or the rights or any protections afforded under this ARTICLE XI in respect of any acts or omissions occurring prior to such amendment, repeal, adoption or modification.

ARTICLE XI

Amendment

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

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APPENDIX E

Bylaws of Astrotech Corporation (Delaware)

ASTROTECH CORPORATION
Incorporated under the laws
of the State of Delaware
BYLAWS

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BYLAWS
OF
ASTROTECH CORPORATION

(hereinafter called the “Corporation”)

ARTICLE 1
OFFICES

Section 1.1. Registered Office. The registered office of the Corporation required by the General Corporation Law of the State of Delaware or any successor statute (the “DGCL”) to be maintained in the State of Delaware shall be the registered office named in the Certificate of Incorporation of the Corporation, as it may be amended or restated in accordance with the DGCL from time to time (the “Certificate of Incorporation”), or such other office as may be designated from time to time by the Board of Directors of the Corporation (the “Board of Directors”). Should the Corporation maintain a principal office within the State of Delaware, such registered office need not be identical to such principal office of the Corporation.

Section 1.2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may determine from time to time or as the business of the Corporation may require.

ARTICLE 2
MEETINGS OF STOCKHOLDERS

Section 2.1. Time and Place of Meetings. Meetings of stockholders for any purpose may be at such time and place within or without the State of Delaware as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. Subject to applicable law, the Board of Directors may elect to postpone any previously scheduled meeting of stockholders.

Section 2.2. Annual Meetings. Annual meetings of stockholders for the election of Directors and such other business as may properly be brought before the meeting shall be held at such place within or without the State of Delaware and at such date and time as shall be designated by the Board of Directors.

Section 2.3. Nomination of Directors

(a) Subject to such rights of holders of shares of one or more outstanding series of preferred stock of the Corporation to elect one or more directors of the Corporation under circumstances as shall be provided by or pursuant to the Certificate of Incorporation, only persons who are nominated in accordance with the procedures set forth in this Section 2.3 shall be eligible for election as, and to serve as, directors of the Corporation. Nominations of persons for election to the Board of Directors may be made only at a meeting of the stockholders of the Corporation at which directors of the Corporation are to be elected (i) by or at the direction of the Board of Directors or (ii) (if, but only if, the Board of Directors has determined that directors shall be elected at such meeting) by any stockholder of the Corporation who is a stockholder of record at the time of the giving of such stockholder’s notice provided for in this Section 2.3 and on the record date for the determination of stockholders entitled to vote at such meeting, who shall be entitled to vote at such meeting in the election of directors of the Corporation and who complies with the requirements of this Section 2.3. Clause (ii) of the immediately preceding sentence shall be the exclusive means for a stockholder to make any nomination of a person or persons for election as a director of the Corporation at an annual meeting or special meeting (other than nominations properly brought under Rule 14a-11 under the Exchange Act and included in the notice relating to the meeting (or any supplement thereto) given by or at the direction of the Board of Directors in accordance with Section 2.5 hereof). Any such nomination by a stockholder of the Corporation shall be preceded by timely advance notice in writing to the Secretary of the Corporation.

(i) To be timely with respect to an annual meeting, such stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day and not later than the close of business on the ninetieth (90th) day prior to the first anniversary of the annual meeting date of the immediately preceding annual meeting;

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provided, however, that (1) if the scheduled annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by such stockholder, to be timely, must be so delivered or received not earlier than the close of business on the one hundred twentieth (120th) day and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if less than one hundred (100) days’ prior notice or public disclosure of the scheduled meeting date is given or made, the tenth (10th) day following the earlier of the day on which the notice of such meeting was mailed to stockholders of the Corporation or the day on which such public disclosure was made; and (2) if the number of directors to be elected to the Board of Directors at such annual meeting is increased and there is no prior notice or public disclosure by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) days prior to such anniversary date, a stockholder’s notice required by this Section 2.3(a)(i) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the earlier of the day on which the notice of such meeting was mailed to stockholders of the Corporation or the day on which such public disclosure was made. To be timely with respect to a special meeting, such stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day and not later than the close of business on the ninetieth (90th) day prior to the scheduled special meeting date; provided, however, that if less than one hundred (100) days’ prior notice or public disclosure of the scheduled meeting date is given or made, notice by such stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which the notice of such meeting was mailed to stockholders of the Corporation or the day on which such public disclosure was made. In no event shall any adjournment, postponement or deferral of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.

(ii) Any such stockholder’s notice to the Secretary of the Corporation shall set forth (i) as to each person whom such stockholder proposes to nominate for election or re-election as a director of the Corporation, (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors of the Corporation in a contested election, or would otherwise be required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including, without limitation, the written consent of such person to having such person’s name placed in nomination at the meeting and to serve as a director of the Corporation if elected), and (D) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if such stockholder and such beneficial owner, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and (ii) as to such stockholder giving the notice, the beneficial owner, if any, on whose behalf the nomination is made and the proposed nominee, (A) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, if any, and the name and address of any other stockholders known by such stockholder to be supporting such nomination, (B) (1) the class or series and number of shares of capital stock of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder, such beneficial owner and such nominee, (2) any Derivative Instrument directly or indirectly owned beneficially by such stockholder, such beneficial owner and such nominee and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of capital stock of the Corporation, (3) any proxy, contract, arrangement, understanding or relationship the effect or intent of which is to increase or decrease the voting power of such stockholder, beneficial owner or nominee with respect to any shares of any security of

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the Corporation, (4) any pledge by such stockholder, beneficial owner or nominee of any security of the Corporation or any short interest of such stockholder, beneficial owner or nominee in any security of the Corporation, (5) any rights to dividends on the shares of capital stock of the Corporation owned beneficially by such stockholder, beneficial owner and nominee that are separated or separable from the underlying shares of capital stock of the Corporation, (6) any proportionate interest in shares of capital stock of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder, beneficial owner or nominee is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (7) any performance-related fees (other than an asset-based fee) that such stockholder, beneficial owner or nominee is entitled to based on any increase or decrease in the value of shares of capital stock of the Corporation or Derivative Instruments, if any, as of the date of such notice, including, without limitation, for purposes of clauses (B)(1) through (B)(7) above, any of the foregoing held by members of such stockholder’s, beneficial owner’s or nominee’s immediate family sharing the same household (which information shall be supplemented by such stockholder, beneficial owner, if any, and nominee not later than 10 days after the record date for the meeting to disclose such ownership as of the record date), (C) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (D) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (E) any other information relating to such stockholder, beneficial owner, if any, and nominee that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors of the Corporation in a contested election, or would otherwise be required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Any such stockholder’s notice to the Secretary of the Corporation shall also include or be accompanied by, with respect to each nominee for election or reelection to the Board of Directors, a completed and signed questionnaire, representation and agreement required by Section 2.3(b). The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

(iii) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.3(a) shall be true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received at, the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to the date for the meeting) or any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof). In addition, a stockholder providing notice of any nomination proposed to be made at a meeting shall update and supplement such notice, and deliver such update and supplement to the principal executive offices of the Corporation, promptly following the occurrence of any event that materially changes the information provided or required to be provided in such notice pursuant to this Section 2.3(a).

(b) Nothing in this Section 2.3 shall be deemed to affect any rights (i) of stockholders to request inclusion of nominees in the Corporation’s proxy statement pursuant to Rule 14a-11 under the Exchange Act or (ii) of the holders of any series of preferred stock if and to the extent provided for under law, the Certificate of Incorporation or these Bylaws.

(i) To be eligible to be a nominee for election or reelection as a director of the Corporation (or, in the case of a nomination brought under Rule 14a-11 of the Exchange Act, to serve as a director of the Corporation), a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 2.3(a) or, in the case of a nomination brought under Rule 14a-11 of the Exchange Act, prior to the time such person is

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to begin service as a director) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be in the form provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein and (C) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

(ii) The Chairman of the Board or, if he is not presiding, the presiding officer of the meeting of stockholders of the Corporation shall determine whether the requirements of this Section 2.3 have been met with respect to any nomination or intended nomination. If the Chairman of the Board or the presiding officer determines that any nomination was not made in accordance with the requirements of this Section 2.3, he shall so declare at the meeting and the defective nomination shall be disregarded. In addition to the foregoing provisions of this Section 2.3, a stockholder of the Corporation shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.3. Nothing in this Section 2.3 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 2.4. Special Meetings.

(a) Except as otherwise required by law, or by or pursuant to the Certificate of Incorporation, special meetings of the stockholders for any purpose or purposes may be called by the Chief Executive Officer, the Board of Directors or by the holders of not less than a majority of all of the outstanding shares entitled to vote. A request for a special meeting shall state the purpose or purposes of the proposed meeting, and business transacted at any special meeting of the stockholders shall be limited to the purposes stated in the notice.

(b) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of record of the Corporation who is a stockholder of record at the time of giving of notice provided for in this paragraph, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in Section 2.3. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder’s notice required by Section 2.3(a)(i) shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

(c) Notwithstanding the foregoing provisions of this Section 2.4, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 2.4. Nothing in this Section 2.4 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

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Section 2.5. Notice of Annual or Special Meeting. Except as otherwise provided by law, notice of each meeting of stockholders, whether annual or special, shall be given not less than ten (10) or more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. Without limiting the manner by which notice otherwise may be given to stockholders, any notice shall be effective if given by a form of electronic transmission consented to (in a manner consistent with the DGCL) by the stockholder to whom the notice is given. The notices of all meetings shall state the place, date and time of the meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If notice is given by mail, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. If notice is given by electronic transmission, such notice shall be deemed given at the time specified in Section 232 of the DGCL. However, no notice need be given to a stockholder if (i) notice of two consecutive annual meetings and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, if any, or (ii) all (but in no event less than two) payments (if sent by first class mail) of distributions or interest on securities during a twelve (12) month period have been mailed to that person, addressed at his address as shown on the records of the Corporation, and have been returned undeliverable. Any action or meeting taken or held without notice to such person shall have the same force and effect as if the notice had been duly given and, if the action taken by the Corporation is reflected in any certificate or document filed with the Secretary of State, that certificate or document may state that notice was duly given to all persons to whom notice was required to be given. If such a person delivers to the Corporation a written notice setting forth his then current address, the requirement that notice be given to that person shall be reinstated.

Section 2.6. Adjournment. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned is announced at the meeting at which the adjournment is taken. If, after adjournment, the Board of Directors fixes a new record date for the adjourned meeting or if the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder who is entitled to vote at such adjourned meeting. At any adjourned meeting, any business may be transacted that might have been transacted on the original date of the meeting.

Section 2.7. Quorum of Stockholders. Unless provided in the Certificate of Incorporation or by law, the holders of a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of the stockholders. Unless otherwise provided in the Certificate of Incorporation, once a quorum is present at a meeting of stockholders, the stockholders represented in person or by proxy at the meeting may conduct such business as may be properly brought before the meeting until it is adjourned, and the subsequent withdrawal from the meeting of any stockholder or the refusal of any stockholder represented in person or by proxy to vote shall not affect the presence of a quorum at the meeting. Where a separate vote by a class or classes or series is required, a majority of the voting power of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter. Unless otherwise provided in the Certificate of Incorporation, the stockholders represented in person or by proxy at a meeting of stockholders at which a quorum is not present may adjourn the meeting until such time and to such place as may be determined by a vote of the holders of a majority of the shares represented in person or by proxy at that meeting. “Broker non-votes” shall be considered present at the meeting with respect to the determination of a quorum but shall not be considered as votes cast with respect to matters as to which no authority is granted.

Section 2.8. Conduct of the Stockholders Meeting. At every meeting of the stockholders, the Chairman of the Board, if there is a person holding such position, or if not or in his absence, the Chief Executive Officer of the Corporation, or in his absence, a Vice President designated by the Chief Executive Officer, or, in the absence of the Chief Executive Officer and Vice President, a chairman chosen by the majority of the voting shares represented in person or by proxy shall act as chairman. The Secretary of the Corporation or a person designated by the chairman of the meeting shall act as secretary of the meeting.

Section 2.9. Stockholder Proposals (Other than Director Nominations).

(a) At an annual meeting of stockholders of the Corporation, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before such annual meeting. To be

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properly brought before an annual meeting, business or proposals (other than any nomination of directors of the Corporation, which is governed by Section 2.3 hereof) must (i) be specified in the notice relating to the meeting (or any supplement thereto) given by or at the direction of the Board of Directors in accordance with Section 2.5 hereof, (ii) otherwise be properly brought before the annual meeting by or at the direction of the Board of Directors or (iii) be properly brought before the meeting by a stockholder of the Corporation who (A) is a stockholder of record at the time of the giving of such stockholder’s notice provided for in this Section 2.9 and on the record date for the determination of stockholders entitled to vote at such annual meeting, (B) shall be entitled to vote at the annual meeting and (C) complies with the requirements of this Section 2.9, and otherwise be proper subjects for stockholder action and be properly introduced at the annual meeting. Clause (iii) of the immediately preceding sentence shall be the exclusive means for a stockholder to submit business or proposals (other than matters properly brought under Rule 14a-8 or Rule 14a-11 under the Exchange Act and included in the notice relating to the meeting (or any supplement thereto) given by or at the direction of the Board of Directors in accordance with Section 2.5 hereof) for consideration at an annual meeting of stockholders of the Corporation.

(b) For a proposal to be properly brought before an annual meeting by a stockholder of the Corporation pursuant to these provisions, in addition to any other applicable requirements, such stockholder must have given timely advance notice thereof in writing to the Secretary of the Corporation. To be timely, such stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day and not later than the close of business on the ninetieth (90th) day prior to the first anniversary of the annual meeting date of the immediately preceding annual meeting; provided, however, that if the scheduled annual meeting date is called for a date that is not within thirty (30) days before or after such anniversary date, notice by such stockholder, to be timely, must be so delivered or received not earlier than the close of business on the one hundred twentieth (120th) day and not later than the close of business on the later of the ninetieth (90th) day prior to the date of such annual meeting or, if less than one hundred (100) days’ prior notice or public disclosure of the scheduled meeting date is given or made, the 10th day following the earlier of the day on which the notice of such meeting was mailed to stockholders of the Corporation or the day on which such public disclosure was made. In no event shall any adjournment, postponement or deferral of an annual meeting or the announcement thereof commence a new time period for the giving of a timely notice as described above.

(c) Any such stockholder’s notice to the Secretary of the Corporation shall set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, together with the text of the proposal or business (including the text of any resolutions proposed for consideration), (ii) as to such stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (A) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, if any, and the name and address of any other stockholders known by such stockholder to be supporting such business or proposal, (B)(1) the class or series and number of shares of capital stock of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner, (2) any option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of capital stock of the Corporation or with a value derived in whole or in part from the price, value or volatility of any class or series of shares of capital stock of the Corporation or any derivative or synthetic arrangement having characteristics of a long position in any class or series of shares of capital stock of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and by such beneficial owner and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of capital stock of the Corporation, (3) any proxy, contract, arrangement, understanding or relationship the effect or intent of which is to increase or decrease the voting power of such stockholder or beneficial owner with respect to any shares of any security of the Corporation, (4) any pledge by such stockholder or beneficial owner of any security of the Corporation or any short interest of such stockholder or beneficial owner in any security of the Corporation (for purposes of this Section 2.9 and Section 2.3, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to

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profit or share in any profit derived from any decrease in the value of the subject security), (5) any rights to dividends on the shares of capital stock of the Corporation owned beneficially by such stockholder and by such beneficial owner that are separated or separable from the underlying shares of capital stock of the Corporation, (6) any proportionate interest in shares of capital stock of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or beneficial owner is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (7) any performance-related fees (other than an asset-based fee) that such stockholder or beneficial owner is entitled to based on any increase or decrease in the value of shares of capital stock of the Corporation or Derivative Instruments, if any, as of the date of such notice, including, without limitation, for purposes of clauses (B)(1) through (B)(7) above, any of the foregoing held by members of such stockholder’s or beneficial owner’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date), and (C) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for the proposal, or would otherwise be required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; (iii) any material interest of such stockholder and beneficial owner, if any, in such business or proposal, (iv) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting and (v) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with such business or proposal by such stockholder.

(d) A stockholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.9 shall be true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received at, the principal executive offices of the Corporation not later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to the date for the meeting) or any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof). In addition, a stockholder providing notice of business proposed to be brought before an annual meeting shall update and supplement such notice, and deliver such update and supplement to the principal executive offices of the Corporation, promptly following the occurrence of any event that materially changes the information provided or required to be provided in such notice pursuant to this Section 2.9.

(e) The Chairman of the Board or, if he is not presiding, the presiding officer of the meeting of stockholders of the Corporation shall determine whether the requirements of this Section 2.9 have been met with respect to any stockholder proposal. If the Chairman of the Board or the presiding officer determines that any stockholder proposal was not made in accordance with the terms of this Section 2.9, he shall so declare at the meeting and any such proposal shall not be acted upon at the meeting.

(f) For purposes of this Section 2.9 and Section 2.3, “public disclosure” shall mean disclosure in a press release issued by the Corporation or in a document publicly filed or furnished by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(g) At a special meeting of stockholders of the Corporation, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before such special meeting. To be properly brought before such a special meeting, business or proposals (other than any nomination of directors of the Corporation, which is governed by Section 2.3 hereof) must (i) be specified in the notice relating to the meeting (or any supplement thereto) given by or at the direction of the Board of Directors in accordance with Section 2.5 hereof or (ii) constitute matters incident to the conduct of the meeting as the Chairman of the Board

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or the presiding officer of the meeting shall determine to be appropriate. Stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders.

(h) This Section 2.9 is expressly intended to apply to any business proposed to be brought before an annual or special meeting of stockholders. In addition to the foregoing provisions of this Section 2.9, a stockholder of the Corporation shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.9. Nothing in this Section 2.9 shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, (ii) of stockholders to request inclusion of nominees in the Corporation’s proxy statement pursuant to Rule 14a-11 under the Exchange Act or (iii) of the holders of any series of preferred stock if and to the extent provided for under law, the Certificate of Incorporation or these Bylaws.

Section 2.10. Act of Stockholders. With respect to any matter other than the election of directors, the affirmative vote of the holders of a majority of the shares entitled to vote on the matter and present in person or represented by proxy at a meeting of stockholders at which a quorum is present shall be the act of the stockholders, unless the vote of a greater number is required by law or by the Certificate of Incorporation. Directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present, unless the vote of a greater number is required by the Certificate of Incorporation or the DGCL.

Section 2.11. Shares. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the Certificate of Incorporation provides for more or less than one vote per share or limits or denies voting rights to the holders of the shares of any class or series, or as otherwise provided by law. At each election for directors every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him or as many persons as there are directors to be elected and for whose election he has the right to vote. The vote on any other matter before the meeting shall be by ballot only if so ordered by the person presiding at the meeting or if so requested by any stockholder present, in person or by proxy, at the meeting and entitled to vote on such matter.

Section 2.12. Proxies. At any meeting of the stockholders, each stockholder having the right to vote shall be entitled to vote either in person or by proxy executed in writing by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. No proxy shall be valid after three (3) years from the date of its execution unless otherwise provided in the proxy. Each proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest or unless otherwise made irrevocable by law.

Section 2.13. Voting List. The officer or agent having charge of the stock ledger for shares of the Corporation shall make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each stockholder, which list, for a period of ten (10) days prior to such meeting, shall be held open for examination by any stockholder in the manner provided by law. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting. The original stock ledger shall be the only evidence as to who are the stockholders entitled to examine such list or stock ledger or to vote in person or by proxy at any such meeting of stockholders.

Section 2.14. Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect to any change, conversion, or exchange of stock, or in order to make a determination of stockholders for any other proper purpose (other than determining stockholders entitled to consent to action by stockholders proposed to be taken without a meeting of stockholders), the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, which record date shall not precede the date upon which the resolution fixing the

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record date is adopted by the Board of Directors, such date in any case to be not more than sixty (60) days and, in case of a meeting of stockholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. If no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, the record date shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Except as otherwise provided in these Bylaws, a determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. If no record date is fixed for the determination of stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or in order to make a determination of stockholders for any other proper purpose (other than determining stockholders entitled to consent to action by stockholders proposed to be taken without a meeting of stockholders), the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 2.15. Action by Written Consent Without a Meeting. Any action required by the DGCL to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceeds of meetings of stockholders are recorded. Every written consent shall bear the date of signature of each stockholder who signs the consent. No written consent shall be effective to take the action that is the subject of the consent unless, within sixty (60) days after the date of the earliest dated consent delivered to the Corporation in the manner required by this section, a consent or consents signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take the action that is the subject of the consent are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery shall be by hand or certified or registered mail, return receipt requested. Delivery to the Corporation’s principal place of business shall be addressed to the Chief Executive Officer of the Corporation. A telegram, telex, cablegram, or other electronic transmission by a stockholder, or a photographic, photostatic, facsimile, or similar reproduction of a writing signed by a stockholder, shall be regarded as signed by the stockholder for purposes of this section. Prompt notice of the taking of any action by stockholders without a meeting by less than unanimous written consent shall be given to those stockholders who did not consent in writing to the action.

Section 2.16. Dates of Consents to Action. Whenever action by stockholders is proposed to be taken by consent in writing without a meeting of stockholders, the Board of Directors may fix a record date for the purpose of determining stockholders entitled to consent to that action, which record date shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors and no prior action of the Board of Directors is required by law, the record date for determining stockholders entitled to consent to action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested. Delivery to the Corporation’s principal place of business shall be addressed to the Chief Executive Officer of the Corporation. If no record date shall have been fixed by the Board of Directors and prior action of the Board of Directors is required by law, the record date for determining stockholders entitled to consent to action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts a resolution taking such prior action.

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ARTICLE 3
BOARD OF DIRECTORS

Section 3.1. Powers. The powers of the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation, or these Bylaws directed or required to be exercised and done by the stockholders.

Section 3.2. Number of Directors. The number of directors of the Corporation constituting the Board of Directors shall be at least one (1) and no more than fifteen (15) and shall otherwise be fixed from time to time by resolution of the Board of Directors. No decrease shall have the effect of shortening the term of any incumbent director.

Section 3.3. Election and Term. Unless removed in accordance with the provisions of these Bylaws and the Certificate of Incorporation, the initial Board of Directors shall hold office until the first annual meeting of stockholders and until their successors shall have been elected and qualified. At the first annual meeting of stockholders and at each annual meeting thereafter, the holders of shares entitled to vote in the election of directors as herein provided shall elect directors to hold office until the next succeeding annual meeting, except in case of the classification of directors, in which case the directors would hold office until the end of their respective terms as set forth in the Certificate of Incorporation. Unless removed in accordance with the provisions of these Bylaws and the Certificate of Incorporation, each director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified. Directors need not be resident of the State of Delaware or stockholders of the Corporation.

Section 3.4. Vacancies. Any vacancy occurring in the Board of Directors and any newly created directorships resulting from any increase in the authorized number of directors shall be filled as provided in the Certificate of Incorporation.

Section 3.5. Resignation and Removal.

(a) Any director may resign at any time upon giving written notice to the Corporation. Unless otherwise provided in the Certificate of Incorporation, when one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in these Bylaws in the filling of other vacancies.

(b) At any meeting of stockholders called expressly for the purpose of removing a director or directors, any director or the entire Board of Directors may be removed with or without cause by a vote of the holders of a majority of the shares then entitled to vote at an election of directors, subject to any further restrictions on removal that may be contained in these Bylaws. If the holders of any class or series of shares are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, only the holders of shares of that class or series shall be entitled to vote for or against the removal of any director elected by the holders of shares of that class or series. If the Company shall have classified its Board of Directors as provided in Section 141(d) of the DGCL, directors serving on such classified Board of Directors may be removed only for cause, unless the Certificate of Incorporation otherwise provides.

Section 3.6. Compensation of Directors. As specifically prescribed from time to time by resolution of the Board of Directors, the directors of the Corporation may be paid their expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary in their capacity as directors. This provision shall not preclude any director from serving the Corporation in any other capacity and receiving compensation therefore. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 3.7. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest

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shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee thereof, which authorize the contract or transaction, or solely because his or their votes are counted for such purpose, if: (i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or such committee, and the Board of Directors or such committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee thereof which authorizes the contract or transaction.

Section 3.8. Committees.

(a) The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, have the power at any time to change the membership of any such committee and to fill vacancies in it. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

(b) Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; a majority of the members shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 3.9. Ratification. Any transaction questioned in any stockholders’ derivative proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of director, officer or stockholder, non-disclosure, miscomputation, or the application of improper principles or practices of accounting may be ratified before or after judgment by the Board of Directors or, if less than a quorum of directors is qualified, by a committee of qualified directors or by the stockholders; and, if so ratified, shall have the same force and effect as if the questioned transaction had been originally duly authorized, and said ratification shall be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

ARTICLE 4
MEETINGS OF THE BOARD

Section 4.1. General. Meetings of the Board of Directors, regular or special, may be held either within or without the State of Delaware.

Section 4.2. First Meeting. The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting; provided that a quorum shall be present. In the event that the stockholders fail to fix the time and place of such first meeting, it shall be held without notice immediately following the annual meeting of stockholders, and at the same place, unless by the unanimous consent of the directors then elected and serving such time or place shall be changed.

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Section 4.3. Regular Meetings. Regular meetings of the Board of Directors may be held upon such notice, or without notice, and at such time and at such place as shall from time to time be determined by the Board of Directors.

Section 4.4. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board or the Chief Executive Officer and shall be called by the Chief Executive Officer or Secretary on the written request of at least two (2) members of the Board of Directors. Notice of each special meeting of the Board of Directors shall be given to each director in accordance with Section 5.1.

Section 4.5. Business at Meeting. Except as may be otherwise provide by law or by the Certificate of Incorporation or by the bylaws, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 4.6. Quorum of Directors. A majority of the number of directors fixed by, or in the manner provided in, the Certificate of Incorporation or these Bylaws shall constitute a quorum for the transaction of business unless a greater number is required by law, the Certificate of Incorporation, or these Bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 4.7. Act of Directors’ Meeting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the act of a greater number is required by law, the Certificate of Incorporation, or these Bylaws.

Section 4.8. Action by Written Consent Without a Meeting. Any action required or permitted by law, the Certificate of Incorporation, or these Bylaws to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the members of the Board of Directors or committee, as the case may be, and the written consent or consents are filed with the minutes of proceedings of the Board of Directors or such committee. Such consent shall have the same force and effect as a unanimous vote at a meeting.

Section 4.9. Conduct of Meetings of the Board of Directors. The Chairman of the Board or, in such person’s absence, a chairman chosen by the Board of Directors at the meeting shall call to order any meeting of the Board of Directors and act as chairman of the meeting. The Secretary shall act as secretary of the meeting, but, in such person’s absence, the chairman of the meeting may appoint any person to act as secretary of the meeting.

ARTICLE 5
NOTICE

Section 5.1. Giving of Notice. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (a) in person, by telephone or by electronic mail at least twenty four (24) hours in advance of the meeting, (b) by sending written notice via reputable overnight courier or telecopy, or delivering written notice by hand, to such director’s last known business or home address at least forty eight (48) hours in advance of the meeting, or (c) by sending written notice via first-class mail to such director’s last known business or home address at least seventy two (72) hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

Section 5.2. Waiver of Notice. Whenever notice is required to be given by law, by the Certificate of Incorporation or by these Bylaws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before, at or after the time stated in such notice, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

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ARTICLE 6
TELEPHONE MEETINGS

Unless otherwise restricted by the Certificate of Incorporation, members of the Board of Directors or members of any committee designated by the Board of Directors may participate in and hold a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting conducted pursuant to this Article 6 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE 7
OFFICERS

Section 7.1. Executive Officers. The officers of the Corporation shall consist of a Chief Executive Officer and a Secretary, each of whom shall be elected by the Board of Directors as provided in Section 7.2. Such other officers, including assistant officers, and agents as may be deemed necessary may be elected or appointed by the Board of Directors or chosen in such other manner as may be permitted by these Bylaws. Two or more offices may be held by the same person.

Section 7.2. Election and Qualification. The Board of Directors, at its first meeting after each annual meeting of stockholders, shall elect a Chief Executive Officer and a Secretary and may elect one or more other officers, none of whom need be a member of the Board of Directors. The Board of Directors may also appoint a Chairman of the Board from among its members. The Board of Directors shall have the power to enter into contracts for the employment and compensation of officers for such terms as the Board of Directors deems advisable.

Section 7.3. Other Officers and Agents. The Board of Directors may appoint such other officers and assistant officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall have such authority and exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors by resolution not inconsistent with these Bylaws.

Section 7.4. Salaries. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

Section 7.5. Term, Removal, and Vacancies. The officers of the Corporation shall hold office until their successors are elected or appointed and qualify, or until their death or until their resignation or removal from office. Any officer, agent, or member of a committee elected or appointed by the Board of Directors may be removed at any time by the board, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer, agent, or member of a committee shall not of itself create contract rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal, or otherwise shall be filled by the Board of Directors.

Section 7.6. Chairman of the Board. The Chairman of the Board, if one be elected, shall preside at all meetings of the Board of Directors and shall have such other powers and duties as may from time to time be prescribed by the Board of Directors, upon written directions given to him pursuant to resolutions duly adopted by the Board of Directors.

Section 7.7. Chief Executive Officer. The Chief Executive Officer, if one be elected, shall report to the Board of Directors and shall be responsible for the day-to-day management and business operations of the Corporation and such other duties as the Board of Directors may from time to time prescribe. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the Board of Directors and stockholders.

Section 7.8. Vice Presidents. The Vice Presidents in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the Chief Executive Officer, perform the duties and have the authority and exercise the powers of the Chief Executive Officer. They shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.

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Section 7.9. Secretary. The Secretary shall attend all meetings of stockholders and record all of the proceedings of the meetings of the stockholders in a minute book to be kept for that purpose and shall perform like duties for the Board of Directors and the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or Chief Executive Officer, under whose supervision he shall be. He shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors, shall affix the same to any instrument requiring it and, when so affixed, it shall be attested by his signature or by the signature of an Assistant Secretary or of the Treasurer.

Section 7.10. Assistant Secretaries. The Assistant Secretaries shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or as the Chief Executive Officer may from time to time delegate.

Section 7.11. Treasurer. The Treasurer shall have custody of the corporate funds and securities and shall keep full and accurate accounts and records of receipts, disbursements, and other transactions in books belonging to the Corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Chief Executive Officer or Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

Section 7.12. Assistant Treasurers. The Assistant Treasurers shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe or the Chief Executive Officer may from time to time delegate.

Section 7.13. Officer’s Bond. If required by the Board of Directors, any officer so required shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement, or removal from office, of any and all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 7.14. Action with Respect to Securities of Other Corporations. Unless otherwise directed by the Board of Directors, the Chief Executive Officer or any officer of the Corporation authorized by the Chief Executive Officer shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other Corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other Corporation.

ARTICLE 8
INDEMNIFICATION OF OFFICERS AND DIRECTORS

Section 8.1. General.

(a) The Corporation shall indemnify its present or former directors, officers, employees and agents or any person who served or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise to the maximum extent permitted by the DGCL. Subject to the foregoing, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed Proceeding (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable

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cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceedings, had reasonable cause to believe that his conduct was unlawful.

(b) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened pending, or completed Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court or Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c) To the extent that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in subsections (a) and (b), or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 8.2. Request for Indemnification. To obtain indemnification, Indemnitee shall submit to the Secretary of the Corporation a written claim or request. Such written claim or request shall contain sufficient information to reasonably inform the Corporation about the nature and extent of the indemnification or advance sought by Indemnitee. The Secretary of the Corporation shall promptly advise the Board of Directors of such request.

Section 8.3. Determination. The indemnification contained in Section 8.1 (unless ordered by a Court) shall be made by the Corporation only as authorized by the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 8.1. Such determination shall be made:

(a) by a majority vote of a quorum consisting of directors who at the time of the vote are not parties to the Proceeding;

(b) if such a quorum cannot be obtained, or, even if obtainable a quorum of disinterested directors so directs, by Independent Counsel in a written opinion; or

(c) by the stockholders.

Section 8.4. Determination of Entitlement; No Change in Control. If there has been no Change of Control at the time the request for indemnification is submitted, Indemnitee’s entitlement to indemnification shall be determined in accordance with Section 145(d) of the DGCL. If entitlement to indemnification is to be determined by Independent Counsel, the Corporation shall furnish notice to Indemnitee within ten days after receipt of the request for indemnification notice specifying the identity and address of Independent Counsel. The Indemnitee may, within fourteen (14) days after receipt of such written notice, deliver to the Corporation a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of Independent Counsel and the objection shall set forth with particularity the factual basis for such assertion. If there is an objection to the selection of Independent Counsel, either the Corporation or Indemnitee may petition the Court for a determination that the objection is without a reasonable basis or for the appointment of Independent Counsel selected by the Court.

Section 8.5. Determination of Entitlement; Change of Control. If there has been a Change of Control at the time the request for indemnification is submitted, Indemnitee’s entitlement to indemnification shall be determined

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in a written opinion by Independent Counsel selected by Indemnitee. Indemnitee shall give the Corporation written notice advising of the identity and address of the Independent Counsel so selected. The Corporation may, within fourteen (14) days after receipt of such written notice of selection, deliver to the Indemnitee a written objection to such selection. Indemnitee may, within fourteen (14) days after the receipt of such objection from the Corporation, submit the name of another Independent Counsel and the Corporation may, within seven (7) days after receipt of such written notice, deliver to the Indemnitee a written objection to such selection. Any objections referred to in this Section 8.5 may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of Independent Counsel and such objection shall set forth with particularity the factual basis for such assertion. Indemnitee may petition the Court for a determination that the Corporation’s objection to the first or second selection of Independent Counsel is without a reasonable basis or for the appointment as Independent Counsel selected by the Court.

Section 8.6. Reimbursement in Advance. Expenses (including attorneys’ fees) incurred by a director or officer in defending any Proceeding may be paid or reimbursed by the Corporation in advance of the final disposition of such Proceeding upon receipt of a written undertaking by or on behalf of the director or officer to repay the amount paid or reimbursed if it is ultimately determined that he is not entitled to be indemnified by the Corporation as authorized in this Article 8.

Section 8.7. Procedures for Independent Counsel.

(a) If a Change of Control shall have occurred before the request for indemnification is sent by Indemnitee, Indemnitee shall be presumed (except as otherwise expressly provided in this Article 8) to be entitled to indemnification upon submission of a request for indemnification in accordance with Section 8.2 hereof, and thereafter the Corporation shall have the burden of proof to overcome the presumption in reaching a determination contrary to the presumption. The presumption shall be used by Independent Counsel as a basis for a determination of entitlement to indemnification unless the Corporation provides information sufficient to overcome such presumption by clear and convincing evidence or the investigation, review and analysis of Independent Counsel convinces him by clear and convincing evidence that the presumption should not apply.

(b) Except in the event that the determination of entitlement to indemnification is to be made by Independent Counsel, if the person or persons empowered under Section 8.4 or 8.5 hereof to determine entitlement to indemnification shall not have made and furnished to Indemnitee in writing a determination within sixty (60) days after receipt by the Corporation of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification unless Indemnitee knowingly misrepresented a material fact in connection with the request for indemnification or such indemnification is prohibited by applicable law. The termination of any Proceeding or of any Matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Article 8) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Corporation, or with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful. A person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan of the Corporation shall be deemed to have acted in a manner not opposed to the best interests of the Corporation.

(c) For purposes of any determination hereunder, a person shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal Proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on the records or books of account of the Corporation or another enterprise or on information, opinions, reports or statements presented to him or to the Corporation by any of the Corporation’s officers, employees or directors, or by any other person as to matters the person reasonably believes are in such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation or another enterprise in the course of their duties or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or

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another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term “another enterprise” as used in this Section 8.7 shall mean any other corporation or any partnership, limited liability company, association, joint venture, trust, employee benefit plan or other enterprise for which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this paragraph shall not be deemed to be exclusive or to limit in any way the circumstances in which an Indemnitee may be deemed to have met the applicable standards of conduct for determining entitlement to rights under this Article 8.

Section 8.8. Independent Counsel Expenses. The Corporation shall pay any and all reasonable fees and expenses of Independent Counsel incurred acting pursuant to this Article 8 and in any Proceeding to which it is a party or witness in respect of its investigation and written report and shall pay all reasonable fees and expenses incident to the procedures in which such Independent Counsel was selected or appointed. No Independent Counsel may serve if a timely objection has been made to his selection until a court has determined that such objection is without a reasonable basis.

Section 8.9. Adjudication.

(a) In the event that (i) a determination is made pursuant to Section 8.4 or 8.5 hereof that Indemnitee is not entitled to indemnification under this Article 8; (ii) advancement of Expenses is not timely made pursuant to Section 8.6 hereof; (iii) Independent Counsel has not made and delivered a written opinion determining the request for indemnification (a) within ninety (90) days after being appointed by the Court, (b) within ninety (90) days after objections to his selection have been overruled by the Court or (c) within ninety (90) days after the time for the Corporation or Indemnitee to object to his selection; or (iv) payment of indemnification is not made within five days after a determination of entitlement to indemnification has been made or is deemed to have been made pursuant to Section 8.3, 8.4 or 8.5 hereof, Indemnitee shall be entitled to an adjudication by the Court of his entitlement to such indemnification or advancement of Expenses. In the event that a determination shall have been made that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 8.9 shall be conducted in all respects as a de novo trial on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. If a Change of Control shall have occurred, in any judicial proceeding commenced pursuant to this Section 8.9, the Corporation shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be. If a determination shall have been made or is deemed to have been made that Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 8.9, or otherwise, unless Indemnitee knowingly misrepresented a material fact in connection with the request for indemnification, or such indemnification is prohibited by law.

(b) The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 8.9 that the procedures and presumptions of this Article 8 are not valid, binding and enforceable. If Indemnitee, pursuant to this Section 8.9, seeks a judicial adjudication to enforce his rights under, or to recover damages for breach of, this Article 8, and if he prevails therein, then Indemnitee shall be entitled to recover from the Corporation, and shall be indemnified by the Corporation against, any and all Expenses actually and reasonably incurred by him in such judicial adjudication. If it shall be determined in such judicial adjudication that Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, then the Expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be prorated.

(c) With respect to any Proceeding: (a) the Corporation will be entitled to participate therein at its own expense; (b) except as otherwise provided below, to the extent that it may wish, the Corporation (jointly with any other indemnifying party similarly notified) will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee; and (c) the Corporation shall not be liable to indemnify Indemnitee under this Article 8 for any amounts paid in settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld. After receipt of notice from the Corporation to Indemnitee of the Corporation’s election to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Article 8 for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than as otherwise provided below. Indemnitee shall have the right to employ his own counsel in such

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action, suit, proceeding or investigation but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless the employment of counsel by Indemnitee has been authorized by the Corporation, or Indemnitee shall have reasonably concluded that there is a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such action, or the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel employed by Indemnitee shall be subject to indemnification pursuant to the terms of this Article 8. The Corporation shall not be entitled to assume the defense of any Proceeding brought in the name of or on behalf of the Corporation or as to which Indemnitee shall have reasonably concluded that there is a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such action. The Corporation shall not settle any action or claim in any manner which would impose any limitation or un-indemnified penalty on Indemnitee without Indemnitee’s written consent, which consent shall not be unreasonably withheld

Section 8.10. Not Exclusive. The indemnification and advancement of expenses provided by, or granted pursuant to the other sections of this Article 8 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested director, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

Section 8.11. Insurance; Subrogation.

(a) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this Article 8.

(b) The Corporation shall not be liable under this Article 8 to make any payment of amounts otherwise indemnifiable hereunder if, but only to the extent that, Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

(c) In the event of any payment hereunder, the Corporation shall be subrogated to the extent of such payment to all the rights of recovery of Indemnitee, who shall execute all papers required and take all action reasonably requested by the Corporation to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

Section 8.12. Indemnification of Others. The Corporation may indemnify to the extent of the provisions set forth herein, any person, other than an officer or director, who was or is a party or is threatened to be made a party to any threatened, pending, or completed Proceeding, by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise. Any such employee or agent desiring indemnification shall make written application for such indemnification to the Board of Directors of the Corporation. A special meeting of the directors shall be called within ten (10) days after receipt of such application to determine if the person so applying shall be indemnified, and if so, to what extent.

Section 8.13. Severability. If any provision or provisions of this Article 8 shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Article 8 shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Section 8.14. Definitions. For purposes of this Article 8, references to

(a) “Change of Control” shall mean a change in control of the Corporation after the date Indemnitee acquired his Corporate Status, which shall be deemed to have occurred in any one of the following circumstances occurring after such date: (i) there shall have occurred an event that is or would be required to be reported with respect to the Corporation in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any

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similar item on any similar schedule or form) promulgated under the Exchange Act, if the Corporation is or were subject to such reporting requirement; (ii) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall have become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing forty percent (40%) or more of the combined voting power of the Corporation’s then outstanding voting securities without prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person’s attaining such percentage interest; (iii) the Corporation is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (iv) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board of Directors (including, for this purpose, any new director whose election or nomination for election by the Corporation’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

(b) “Corporate Status” describe the status of an individual as a present or former director or officer of the Corporation, or as a director, officer or other designated legal representative of any other corporation, partnership, limited liability company, association, joint venture, trust, employee benefit plan or other enterprise for which an individual is or was serving as a director, officer or other designated legal representative at the request of the Corporation.

(c) “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, and agents, so that any person who is or was a director, officer, employee, or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall stand in the same position under the provisions of this Article 8 with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(d) “Court” shall include the Court of Chancery of the State of Delaware or any other court of competent jurisdiction.

(e) “Expenses” shall include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

(f) “Fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan.

(g) “Indemnitee” includes any person who is, or is threatened to be made, a witness in or a party to any Proceeding by reason of his Corporate Status.

(h) “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporate law and neither presently is, nor in the five years previous to his selection or appointment has been, retained to represent: (i) the Corporation or Indemnitee in any matter material to either such party or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder.

(i) “Matter” is a claim, a material issue or a substantial request for relief.

(j) “other enterprises” shall include employee benefit plans.

(k) “Proceeding” includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, except one initiated by an Indemnitee pursuant to Section 8.9 hereof to enforce his rights under this Article 8.

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(l) “serving at the request of the Corporation” shall include any service as a director, officer, employee, or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article 8.

Section 8.15. Certain Action Where Indemnification Is Not Provided. Notwithstanding any other provision of this Article 8, no person shall be entitled to indemnification or advancement of Expenses under this Article 8 with respect to any Proceeding, or any Matter therein, brought or made by such person against the Corporation.

Section 8.16. Notices. Promptly after receipt by Indemnitee of notice of the commencement of any Proceeding, Indemnitee shall, if he anticipates or contemplates making a claim for indemnification or advancement of Expenses pursuant to the terms of this Article 8, notify the Corporation of the commencement of such Proceeding; provided, however, that any delay in so notifying the Corporation shall not constitute a waiver or release by Indemnitee of rights hereunder and that any omission by Indemnitee to so notify the Corporation shall not relieve the Corporation from any liability that it may have to Indemnitee otherwise than under this Article 8. Any communication required or permitted to the Corporation shall be addressed to the Secretary of the Corporation and any such communication to Indemnitee shall be addressed to Indemnitee’s address as shown on the Corporation’s records unless he specifies otherwise and shall be personally delivered, delivered by U.S. Mail, or delivered by commercial express overnight delivery service. Any such notice shall be effective upon receipt.

Section 8.17. Contractual Rights. The right to be indemnified or to the advancement or reimbursement of Expenses (i) is a contract right based upon good and valuable consideration, pursuant to which Indemnitee may sue as if these provisions were set forth in a separate written contract between Indemnitee and the Corporation, (ii) is and is intended to be retroactive and shall be available as to events occurring prior to the adoption of these provisions and (iii) shall continue after any rescission or restrictive modification of such provisions as to events occurring prior thereto.

Section 8.18. Successors and Assigns. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article 8 shall be binding upon the Corporation, its successors and assigns, and, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

ARTICLE 9
CAPITAL STOCK

Section 9.1. Issuance and Consideration. Subject to any applicable requirements of law, the Certificate of Incorporation or these Bylaws, the Board of Directors may direct the Corporation to issue the number of shares of each class or series of stock authorized by the Certificate of Incorporation. The Board of Directors may authorize shares to be issued for any valid consideration. Before the Corporation issues shares, the Board of Directors shall determine that the consideration received or to be received for shares to be issued is adequate. That determination by the Board of Directors is conclusive insofar as the adequacy of consideration for the issuance of shares relates to whether the shares are validly issued, fully paid, and nonassessable. Subject to any applicable requirements of law, the Certificate of Incorporation or these Bylaws, the Board of Directors, or any committee authorized by the Board of Directors, shall determine the terms upon which the rights, options, or warrants for the purchase of shares or other securities of the Corporation are issued by the Corporation and the terms, including the consideration, for which the shares or other securities are to be issued.

Section 9.2. Certificates Representing Shares. Shares of capital stock of the Corporation may be certificated or uncertificated under the DGCL. If shares are certificated, the Corporation shall deliver certificates representing all shares to which stockholders are entitled. Such certificates shall be numbered and shall be entered in the stock ledger of the Corporation as they are issued, and shall be signed by the Chief Executive Officer or a Vice President and the Secretary or an Assistant Secretary of the Corporation, and may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of the Chief Executive Officer or a Vice President and the Secretary or an Assistant Secretary of the Corporation, may be sealed with the seal of the Corporation or a facsimile thereof. The

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signatures of the Chief Executive Officer or a Vice President and the Secretary or an Assistant Secretary upon a certificate may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issuance. If the Corporation is authorized to issue shares of more than one class or more than one series of any class, each certificate representing shares issued by such corporation (1) shall conspicuously set forth on the face or back of the certificate a full or summary statement of all of the designations, preferences, limitations, and relative rights of the shares of each class or series thereof authorized to be issued, or (2) shall conspicuously state on the face or back of the certificate that the Corporation will furnish the powers, designations, preferences, and relative, participating, optional, or other special rights thereof and the qualifications, limitations, or restrictions of such preferences and rights to the record holder of the certificate without charge on written request to the Corporation at its principal place of business or registered office. Within a reasonable time after the issuance of uncertificated stock, the Corporation will send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates under Sections 151, 156, 202(a) or 218(a) of the DGCL (or such successor provisions) or a statement that the Corporation will furnish without charge, to each stockholder who so requests, the powers, designations, preferences and relative participationing, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Each certificate representing shares shall state upon the face thereof that the Corporation is organized under the laws of the State of Delaware, the name of the person to whom issued, the number and class of shares and the designation of the series, if any, which such certificate represents, and the par value of each share represented by such certificate or a statement that the shares are without par value. Notwithstanding the foregoing, each holder of uncertificated shares shall be entitled, upon request, to a certificate representing such shares. Except as otherwise provided by law, the rights and obligations of holders of uncertificated shares and the rights and obligations of the holders of certificated shares of the same class and series shall be identical. The Board of Directors shall have the power and authority to provide that, if the shares are certificated, certificates representing shares of stock shall bear such legends, including, without limitation, such legends as the Board of Directors deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.

Section 9.3. Lost, Stolen, or Destroyed Certificates. The Board of Directors may direct a new certificate or certificates to be issued or direct uncertificated shares to be registered in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of the fact by the person claiming the certificate or certificates to be lost, stolen, or destroyed. The Board of Directors, in its discretion and as a condition precedent to the issuance or registration thereof, may prescribe such terms and conditions as it deems expedient and may require such indemnities as it deems adequate to protect the Corporation from any claim that may be made against it with respect to any such certificate or certificates alleged to have been lost, stolen, or destroyed.

Section 9.4. Transfer of Shares. Transfers of shares of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. If such shares are certificated, except where a certificate is issued in accordance with Section 9.3 of these Bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued or uncertificated shares are registered therefor. Upon the receipt of proper transfer instructions of uncertificated shares by the holder thereof in person or by his duly authorized attorney, such uncertificated shares shall be cancelled, issuance of new equivalent certificated or registration of uncertificated shares shall be made to the stockholder entitled thereto. The transaction shall be recorded upon the books of the Corporation.

Section 9.5. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

Section 9.6. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, may be declared by the Board of Directors at any regular or special meeting, pursuant

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to law. Dividends may be paid in cash, in property, in shares of the capital stock of the Corporation or out of any other assets of the Corporation legally available therefor, subject to the provisions of the Certificate of Incorporation and applicable law. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deem proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purposes as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE 10
VOTING TRUSTS AND VOTING AGREEMENTS

Section 10.1. Voting Trusts. Any number of stockholders of the Corporation may enter into a written voting trust agreement for the purpose of conferring upon a trustee or trustees the right to vote or otherwise represent shares of the Corporation. The shares that are to be subject to the agreement shall be transferred to the trustee or trustees for the purposes of the agreement, and a counterpart of the agreement shall be deposited with the Corporation at its registered office in the State of Delaware. The counterpart of the voting trust agreement so deposited with the Corporation shall be subject to the same right of examination by a stockholder of the Corporation, in person or by agent or attorney, as are the books and records of the Corporation, and shall be subject to examination by any holder of a beneficial interest in the voting trust, either in person or by agent or attorney, at any reasonable time for any proper purpose.

Section 10.2. Voting Agreements. Any number of stockholders of the Corporation, or any number of stockholders of the Corporation and the Corporation itself, may enter into a written voting agreement for the purpose of providing that shares of the Corporation shall be voted in the manner prescribed in the agreement. A counterpart of the agreement shall be deposited with the Corporation at its registered office in the State of Delaware and shall be subject to the same right of examination by a stockholder of the Corporation, in person or by agent or attorney, as are the books and records of the Corporation.

ARTICLE 11
GENERAL PROVISIONS

Section 11.1. Distribution. The Board of Directors from time to time may authorize and the Corporation may make distributions in cash, in property, or in its own shares as the Board of Directors may determine, except when the authorization or payment thereof would be contrary to any restrictions contained in the Certificate of Incorporation. Such distributions may be declared at any regular or special meeting of the Board of Directors, and the authorization and payment shall be subject to all applicable provisions of law, the Certificate of Incorporation, and these Bylaws.

Section 11.2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, deem proper as a reserve fund for meeting contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the director shall deem conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

Section 11.3. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 11.4. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 11.5. Seal. The corporate seal shall be in such form as may be prescribed by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced upon instruments of any nature required to be executed by its proper officers.

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Section 11.6. Books and Records. The Corporation shall keep books and records of account and shall keep minutes of the proceedings of its stockholders, its Board of Directors, and each committee of its Board of Directors. The Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of the original issuance of shares issued by the Corporation and a record of each transfer of those shares that have been presented to the Corporation for registration of transfer. Such records shall contain the names and addresses of all past and current stockholders of the Corporation and the number and class of shares issued by the Corporation held by each of them. Any books, records, minutes, and stock ledgers may be in written form or in any other form capable of being converted into written form within a reasonable time. Any stockholder, upon written demand under oath stating the purpose thereof, shall have the right to examine, in person or by agent, accountant, or attorney, at any reasonable time or times, for any proper purpose, the Corporation’s relevant books and records of account, minutes, and stock ledgers, and to make extracts therefrom.

Section 11.7. Reliance upon Books, Reports and Records. Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 11.8. Pronouns. All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

Section 11.9. Facsimile Signatures. In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of the Chairman of the Board, any other director, or any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors.

Section 11.10. Resignations. Any director or officer may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the Chief Executive Officer or the Secretary of the Corporation. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

ARTICLE 12
AMENDMENTS

The initial Bylaws of the Corporation shall be adopted by its Board of Directors. Unless the Certificate of Incorporation or a bylaw adopted by the stockholders provides otherwise as to all or some other portion or portions of the Corporation’s bylaws, these Bylaws may be altered, amended, or repealed, and new bylaws may be adopted, by a majority of the Board of Directors or by affirmative vote of a majority of the shares entitled to vote at any regular or special, meeting of the stockholders at which a quorum is present and represented in person or by proxy subject to repeal or change by action of the stockholders. The bylaws may contain any provisions for the regulation and management of the affairs of the Corporation not inconsistent with law or the Certificate of Incorporation.

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CERTIFICATE BY SECRETARY

The undersigned, being the secretary of the Corporation, hereby certifies that the foregoing Bylaws were duly adopted by the Board of Directors of the Corporation effective on [               ], 2011.

IN WITNESS WHEREOF, I have signed this certification as of the [  ] day of [               ], 2011.

By:
Secretary

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APPENDIX F

Form for Demanding Payment by Dissenting Shareholder

The form must be received by the Company by 5:00 pm (Central Time) on the close of business on April 19, 2011. The undersigned, a Dissenting Shareholder of the proposed Reincorporation by virtue of Astrotech Corporation, a Washington corporation (the “Company”), merging into Astrotech Corporation, a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), hereby demands payment for his/her shares of Common Stock of the Company and represents and certifies as to the following:

1.	He/She acquired his/her shares of Common Stock of the Company before February 22, 2011.

2.	He/She has received and read the Company’s Proxy Statement, dated February 28, 2011 (the “Proxy Statement”), pertaining to the Reincorporation.

3.	He /She has received and read the section in the Proxy Statement, including Appendix A thereto, pertaining to his/her rights of appraisal.

In Witness Hereof, the undersigned Dissenting Stockholder has executed this Form as of the date written below his/her signature.

DISSENTING SHAREHOLDER

Print Name:

Signature:

Date:

Social Security Number/EIN:

Number of Shares Held:

If Shares are Held Jointly:

Print Name:

Signature:

Date:

Social Security Number/EIN:

Number of Shares Held:

Number of Shares to Which Shareholder is asserting Dissenting Rights:

Address to which Payment/Remaining Shares shall be mailed:

Telephone:

Email:

Do you wish to receive email notices from the Company? ☐ Yes ☐ No

ANNUAL MEETING OF ASTROTECH CORPORATION Date: April 20, 2011 Time: 9:00 A.M. (Central Time) Place: 401 Congress Ave, Suite 1650, Austin, TX 78701 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: THE NOTICE OF MEETING, PROXY STATEMENT AND PROXY CARD ARE AVAILABLE AT WWW.PROXYDOCS.COM/ASTC Please make your marks like this: Use dark black pencil or pen only Board of Directors recommends a vote FOR proposals 1, 2, 3 and 4. 1: Election of Directors 01 Thomas B. Pickens III 04 Sha-Chelle Manning 02 Mark Adams 05 William F. Readdy 03 John A. Oliva 06 Daniel T. Russler, Jr. Vote For Withhold Vote *Vote For All Nominees From All Nominees All Except *INSTRUCTIONS: To withhold authority to vote for any nominee, mark the “Exception” box and write the number(s) in the space provided to the right. Directors Recommend For Against Abstain 2: Ratify Ernst & Young, LLP as theFor independent auditor. 3:Adoption of the 2011 Stock Incentive Plan.For 4: Reincorporation from Washington state to For Delaware. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof. To attend the meeting and vote your shares in person, please mark this box. Authorized Signatures — This section must be completed for your Instructions to be executed. Please Sign Here Please Date Above Please Sign Here Please Date Above Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy. Please separate carefully at the perforation and return just this portion in the envelope provided. Annual Meeting of Astrotech Corporation to be held on Wednesday, April 20, 2011 for Holders as of February 22, 2011 This proxy is being solicitied on behalf of the Board of Directors VOTED BY: INTERNET TELEPHONE Go To 866-390-5376 www.proxypush.com/astc Use any touch-tone telephone. Cast your vote online. OR Have your Proxy Card ready. View Meeting Documents. MAIL Follow the simple recorded instructions. OR Mark, sign and date your Proxy Card. Detach your Proxy Card. Return your Proxy Card in the postage-paid envelope provided. The undersigned hereby appoints, Thomas B. Pickens lll as the true and lawful attorney of the undersigned, with full power of substitution and revocation, and authorizes him, to vote all the shares of capital stock of Astrotech Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any postponement or adjournment thereof, conferring authority upon such true and lawful attorney to vote in his discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2, 3, and 4. All votes must be received by 5:00 P.M., Eastern Time, April 19, 2011. PROXY TABULATOR FOR ASTROTECH CORPORATION P.O. BOX 8016 CARY, NC 27512-9903 EVENT # CLIENT #

Revocable Proxy — Astrotech Corporation Annual Meeting of Shareholders April 20, 2011, 9:00 A.M. (Central Time) This Proxy is Solicited on Behalf of the Board of directors The undersigned appoints Thomas B. Pickens III, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of Astrotech Corporation that the undersigned is entitled to vote at the Annual Meeting of Shareholders on Wednesday, April 20, 2011 at 9:00 A.M. (Central) at the offices of Astrotech Corporation, 401 Congress Avenue, Suite 1650, Austin, Texas 78701, and any and all postponements or adjournments thereof, as set forth below. This proxy is revocable and will be voted as directed, at the discretion of the proxy holder, on any other matters that may come before the Annual Meeting or any and all postponements or adjournments thereof, but if no instructions are specified, this proxy will be voted: FOR the nominees for directors specified; FOR the ratification of Ernst & Young, LLP Plan; AND as independent auditor FOR the approval of the 2011 Stock Incentive FOR the reincorporation from washington state to delaware. Please separate carefully at the perforation and return just this portion in the envelope provided. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)